(Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement SCHEDULE 14A
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
--------------------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter) Board of
               Directors - Pivotal Self-Service Technologies Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): [ ] No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

      Common stock

      2) Aggregate number of securities to which transaction applies:

      182,410,735

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (the closing market price of the Registrant's common stock as quoted on the NASD's Over-the-Counter Bulletin Board on May 28, 2004):

      $0.073 per share

      4) Proposed maximum aggregate value of transaction:

      $13,315,984

      5) Total fee paid:

      $2,663.20

[X] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid: _____________________________________
     2) Form, Schedule or Registration Statement No.: _______________________
     3) Filing Party: ____________________________
     4) Date Filed: _____________________________

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                                13980 Jane Street
                       King City, Ontario, Canada, L7B 1A3
                                  905-833-3838

                                                                 June 16, 2004


Dear Stockholder:

      You are cordially invited to attend our 2004 Annual Meeting of Stockholders, which will be held on June 28, 2004, at 10:00 a.m., local time at 144 Front Street West, Suite 580, Toronto, Ontario, Canada, M5J 2L7.

      The accompanying Notice of Annual Meeting of Stockholders enumerates the matters to be brought before the meeting and the accompanying proxy statement discusses these matters in detail. The notice and the proxy statement have been made a part of this invitation.

      Whether or not you intend to be present at the meeting, please mark, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you have any questions or need assistance in completing the proxy, please call the Company's Chief Financial Officer, Mr. Gary N. Hokkanen, at the number above.

      A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, is also enclosed.

      The Board of Directors and Management look forward to seeing you at the meeting.

                                    Sincerely yours,


                                    John G.  Simmonds
                                    Chief Executive Officer

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                                13980 Jane Street
                       King City, Ontario, Canada, L7B 1A3
              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------

      The Annual Meeting of Stockholders of Pivotal Self-Service Technologies Inc., a Delaware corporation (the "Company"), will be held on June 28, 2004, at 144 Front Street West, Suite 580, Toronto, Ontario, Canada, M5J 2L7, at 10:00 a.m., Toronto time, for the following purposes:

1. To elect two directors, each to hold office until the Annual Meeting of Stockholders in 2005 and until their respective successors are duly elected and qualified or until the closing of the Company's proposed acquisition of Phantom Fiber Corporation (the "Closing");

2. To elect four directors (the "Target Nominees"), each to take office immediately upon the Closing, each to hold such office until the next Annual Meeting of Stockholders;

3. To consider and vote on the proposed acquisition of Phantom Fiber Corporation ("Phantom Fiber"), pursuant to which the Company will acquire Phantom Fiber and its wholly owned subsidiary, Phantom Fiber Inc. as contemplated by the share exchange agreement dated as of April 21, 2004 among the Company and Phantom Fiber, Inc. (the "Share Exchange Agreement"). The Company will issue 137,410,735 shares of its common stock to the shareholders of Phantom Fiber and 30,000,000 shares of its common stock and warrants to purchase 15,000,000 shares of its common stock to debenture holders of Phantom Fiber. Upon consummation of the exchange, the shareholders and debenture holders of Phantom Fiber will receive shares representing approximately 67% of the Company's post-acquisition outstanding capital stock. The ratification of the Share Exchange Agreement will also constitute approval of the transactions contemplated thereby.

4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to Phantom Fiber Corporation and to increase the number of shares that the Company is authorized to issue from 150,000,000 shares of common stock to 400,000,000 shares of common stock, par value $0.001;

5. To approve amendments to the Company's 2000 Stock Option Plan to increase the number of shares of Common Stock issuable in connection with awards granted thereunder, among other things; and

6. To ratify the appointment of Mintz & Partners LLP as the Company's independent public auditors for the Company's fiscal year ending December 31, 2004;

7. To transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

      The Board of Directors has fixed the close of business on June 14, 2004 as the record date for the annual meeting. Only stockholders of record at that time are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

      The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the meeting. The Board of Directors urges you to date, sign and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting.

                                          By Order of the Board of Directors,


                                          Carrie J. Weiler
                                          Corporate Secretary
June 16, 2004

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                                13980 Jane Street
                       King City, Ontario, Canada, L7B 1A3

              -----------------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                           To be held on June 28, 2004
              -----------------------------------------------------


                                  INTRODUCTION


This Proxy Statement is being furnished to stockholders by the Board of Directors of Pivotal Self-Service Technologies Inc., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying form of proxy (each a "Proxy" and collectively, "Proxies") for use at the Company's Annual Meeting of Stockholders (the "Meeting") which is scheduled to be held on June 28, 2004, at 144 Front Street, Suite 580, Toronto, Ontario, Canada, M5J 2L7, at 10:00 a.m., Toronto time, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders (the "Notice") or any adjournment thereof. This Proxy is being mailed to our stockholders together with our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, our Quarterly Report on Form 10-QSB for the period ended March 31, 2004 and Amendment Number Two to our Current Report on Form 8-K which we filed on April 13, 2004, each of which is incorporated herein by reference.

The mailing address of the principal executive offices of the Company is 13980 Jane Street, King City, Ontario, Canada, L7B 1A3. This Proxy Statement and the accompanying Proxy along with the Annual Report, containing financial statements of the Company as of December 31, 2003, and for the year then ended were first mailed to the stockholders entitled to vote at the Annual Meeting on or about June 16, 2004.

A list of stockholders entitled to vote at the Meeting will be available for examination by stockholders during ordinary business hours beginning on June 16, 2004 at 13980 Jane Street, King City, Ontario, L7B 1A3, Canada. A stockholder list will also be available for examination at the Meeting.

                      VOTING SECURITIES AND SECURITY OWNERSHIP

Record Date and Voting Securities

At the close of business on June 14, 2004, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"), there were outstanding 82,704,871 shares of the Company's common stock, $.001 par value per share (the "Common Stock"). Holders of Common Stock have one vote per share on each matter to be acted upon. Only holders of Common Stock (the "Stockholders") of record at the close of business on the Record Date will be entitled to vote at the

Meeting and at any adjournment thereof. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Meeting and any adjournment or postponement thereof, with no cumulative voting. The presence, in person or by proxy, of Stockholders entitled to cast at least one-third of the votes that all Stockholders are entitled to cast at the Meeting shall constitute a quorum for the Meeting.

Voting of Proxies

Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the directions contained therein. If no direction is given in the Proxy, the shares of Common Stock represented thereby will be voted: (i) FOR the election of each of the two nominees of the Board of Directors in the election of directors; (ii) FOR the election of each of the four Target Nominees of the Board of Directors to take office immediately following the Closing; (iii) FOR the proposed acquisition of Phantom Fiber; (iv) FOR the amendment to the Company's Amended and Restated Certificate of Incorporation changing its name to Phantom Fiber Corporation and increasing the number of shares of Common Stock authorized to be outstanding;
(v) FOR the amendments to the 2000 Stock Option Plan; and (vi) FOR the ratification of the appointment of Mintz & Partners LLP as independent public auditors for the Company's fiscal year ending December 31, 2004.

The Company's Board of Directors has unanimously voted to recommend (i) the nominees for election to the Board of Directors listed below under the caption "Election of Directors"; (ii) the Target Nominees for election to the Board of Directors upon the Closing; (iii) approval of the proposed acquisition of Phantom Fiber Corporation ("Phantom Fiber"); (iv) the increase in the number of shares of Common Stock authorized to be outstanding; (v) the amendment to the Company's Amended and Restated Certificate of Incorporation changing its name to Phantom Fiber Corporation and increasing the number of shares of Common Stock authorized to be outstanding; (vi) the amendments to the 2000 Stock Option Plan; and (vi) the ratification of the appointment of Mintz & Partners LLP as the independent public auditors for the Company for the fiscal year ending December 31, 2004.

The execution of a Proxy will in no way affect a Stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a Stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented before the Meeting, or if the Stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

The holders of one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. For purposes of determining the presence of a quorum for transacting business at the Meeting, broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but have not been voted. Brokers have discretionary authority to vote on the election of directors, the ratification of the appointment of Mintz & Partners LLP and the proposal to change the name of the Company. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which authority to vote is withheld from the broker.

The election of each nominee for director requires a plurality of votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. The approval of Proposal 3 (to consider and vote on the share exchange) will require the affirmative vote of the holders of a majority of the Company's outstanding shares as of the Record Date. The affirmative vote of a majority of the outstanding shares of Common Stock will be required to approve the proposed amendment to the Amended and Restated Certificate of Incorporation of the Company to change the Company's name to "Phantom Fiber Corporation" and to increase the authorized number of shares of Common Stock to 400,000,000. Abstentions and broker non-votes will have the same effect as votes against the proposed amendment to the Amended and Restated Certificate of Incorporation of the Company.

The affirmative vote of a majority of the shares of Common Stock represented and voted at the Annual Meeting, is required for approval of the ratification of the appointment of the independent auditors and the approval of amendments to the Company's 2000 Stock Option Plan. On these matters, abstentions will have the same effect as a negative vote. Because broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, broker non-votes will have no effect on the outcome of this matter.

As of the Record Date, members of the Board of Directors and certain officers of the Company held an aggregate of 9,256,346 shares of Common Stock, representing 11.1% of the Company's issued and outstanding Common Stock. Each of these Stockholders has indicated that they intend to vote in favor of each of the proposals discussed above.

The Company will appoint an inspector to act at the Meeting who will: (1) ascertain the number of shares outstanding; (2) determine the shares represented at the Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector; and
(5) certify his or her determination of the number of shares represented at the Meeting and his or her count of all votes and ballots.

Solicitation of Proxies

The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting Proxies will be borne by the Company. In addition to the solicitation of Proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company has not been informed by any of its directors that they intend to oppose any action intended to be taken by the Company.

              PROPOSED ACQUISITION OF PHANTOM FIBER CORPORATION


                               SUMMARY TERM SHEET

      A number of proposals will be voted on at the annual meeting, and they are described in detail in this proxy statement. Below is a brief overview of the terms of the proposed acquisition of Phantom Fiber. Proposal 4 addresses a changes to our certificate of incorporation that would have to be made in order for us to be able to consummate this transaction. To more fully understand the transaction, you should read this entire proxy statement.

      On April 21, 2004, we entered into a share exchange agreement with Phantom Fiber. A copy of the share exchange agreement is attached to this proxy statement as Appendix D. The following are the material terms of the share exchange agreement.

Transaction structure       o     We have entered into a share exchange
(page 24)                         agreement with Phantom Fiber and all of its
                                  shareholders, pursuant to which we will
                                  acquire Phantom Fiber and its wholly owned subsidiary Phantom Fiber Inc. by issuing
                                  137,410,735 shares of our common stock to the shareholders of Phantom Fiber and 30,000,000 shares of our common stock and warrants to purchase 15,000,000 shares of our common stock to debenture holders of Phantom Fiber.

Share exchange ratio        o     At the closing of the acquisition, the (page
                                  24) shareholders and debenture holders of Phantom Fiber will receive shares representing approximately 67% of our post-acquisition outstanding capital stock.

Treatment of Phantom Fiber  o     Each option or warrant to purchase shares of
stock options and warrants        Phantom Fiber common stock immediately prior
(page 24)                         to the effective time of the acquisition will
                                  be converted into an option or warrant to purchase our common stock. We will adjust the number of shares issuable upon exercise of the option or warrant and the exercise price of the options and warrants to reflect the acquisition's exchange ratio.

Conditions to the           o     Our shareholders must approve the proposed
acquisition (page 24)             increase in our authorized common stock from
                                  150 million shares to 400 million shares.

                            o     Each of our directors must tender his
                                  resignation and our shareholders must elect four of Phantom Fiber's nominees to the Board (such nominees are Jeffrey Halloran, Gordon Fowler, Graham Simmonds and Stephen Gesner).

                            o     Each of our officers must tender his
                                  resignation effective on or prior to closing date.

                            o Our shareholders must approve an increase in the number of common shares available under stock options for issuance from 3 million to 20 million.

                            o Our shareholders must approve a change in our name from Pivotal Self Service Technologies Inc. to Phantom Fiber Corporation.

                            o The share exchange agreement contains other customary closing conditions.

Board of directors and      o     In this proxy statement we are asking the
executive officers (page          shareholders to re-elect the current board of
25)                               John G. Simmonds and Brian Usher-Jones.  If
                                  the acquisition is consummated, however, these board members will step down effective the closing of the acquisition.

                            o We are asking the shareholders to elect Jeffrey Halloran, Gordon Fowler, Stephen Gesner and Graham Simmonds to the board, to take office if and when the Closing occurs.

                            o If the acquisition is consummated, the new board of directors will replace our officers with the officers of Phantom Fiber effective upon the closing of the acquisition.

Shareholder approvals       o     Our shareholders must approve the proposed
(page 25)                         increase in our authorized common stock from
                                  50 million shares to 400 million shares, as more fully detailed in this proxy statement.
                                  As of March 31, 2004, there were 82,704,871 shares of our common stock outstanding and 11,735,589 shares of our common stock reserved under options, warrants and other commitments.
                                  Therefore, immediately prior to the
                                  consummation of the acquisition, there will be approximately 94,440,460 shares of our common stock outstanding. After the acquisition is consummated, there will be approximately
                                  250,115,606 shares of our common stock
                                  outstanding and approximately 26,735,589 shares of common stock reserved for options, warrants and other commitments. These numbers are approximations based on the number of our outstanding shares on March 31, 2004. The actual numbers used in the transaction will be based on the number of our outstanding shares immediately prior to the consummation of the acquisition.

                            o Our shareholders must elect Jeffrey Halloran, Gordon Fowler, Graham Simmonds and Stephen Gesner as directors.

                            o Our shareholders must approve an increase in the number of common shares available under stock options for issuance from 3 million to 20 million.

                            o Our shareholders must approve a change in company name from Pivotal Self Service Technologies Inc. to Phantom Fiber Corporation

Share exchange termination  o     The Company and Phantom Fiber can agree to
rights (page 25)                  terminate the share exchange agreement
                                  without completing the transaction.

                            o In addition, each party may terminate the share exchange agreement if the other party's representations contained in the share exchange agreement are inaccurate, if the other party breaches any obligation under the share exchange agreement, or the other party fails to satisfy certain conditions.

                            o The parties may also terminate the share exchange agreement if the acquisition has not been completed within 60 days of mailing of this Proxy.

                            o We may terminate the share exchange agreement if our Board determines in good faith that it must accept a more favorable alternate transaction in order to avoid breaching the directors' fiduciary duties.

Tax treatment (page 26)     o     We and Phantom Fiber intend that the share
                                  exchange transaction qualify as a tax-free reorganization within the meaning of Section
                                  368(b) of the Internal Revenue Code. If the transaction qualifies as a tax-free reorganization, then no gain or loss will be recognized by us, our shareholders, Phantom
                                  Fiber or its shareholders as a result of the transaction.

                               CONTACT INFORMATION

      Requests for documents relating to Pivotal should be directed to:

            Pivotal Self Service Technologies Inc.
            13980 Jane Street
            King City, Ontario, Canada, L7B 1A3
            Attention: John G. Simmonds
                     Chief Executive Officer
            Telephone:  (905) 833-3838

    Requests for information relating to Phantom Fiber should be directed to:

            Phantom Fiber Corporation
            144 Front Street, Suite 580
            Toronto, Ontario, Canada, M5J 2L7
            Attention:  Jeffrey Halloran
            Telephone:  (416) 703-4007

      Copies of this proxy statement can be inspected by anyone without charge at the public reference room of the SEC, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 233 Broadway, New York, New York 10279, and 500 West Madison Street, Chicago, Illinois 60601. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Copies of these materials can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

The SEC maintains a Web site (http://www.sec.gov) that contains information regarding registrants that file electronically with the SEC.

                  DESCRIPTION OF BUSINESS CONDUCTED BY PIVOTAL

                                     General

      We are a company engaged in the business of distributing batteries, flashlights and other ancillary electronics products. We are entitled to royalties and other revenues in connection with sublicense agreements to distribute products obtained overseas from our suppliers.


                               Corporate Structure

      We were incorporated in Delaware on February 25, 2000 and we have a wholly owned subsidiary, Prime Battery Products Limited incorporated in Ontario. Any technologies or rights to royalties or other revenues are held either by Pivotal or Prime Battery Products Limited.

      We currently have no direct employees.


                          Pivotal and Its Subsidiaries

Battery Business Acquisition

      On December 31, 2002, we, entered into an Asset Purchase Agreement with DCS Battery Sales Ltd. to acquire certain assets comprising the battery business of DCS Battery (the "Battery Business"). The acquisition was done through a newly incorporated wholly owned subsidiary named Prime Battery Products Limited ("Prime Battery") and the acquisition consisted primarily of certain intangible assets, representing customer lists and non-contractual customer relationships.


Shenzhen Konnoc Battery Industrial Co. Ltd. Representative/Distribution
Agreement

      On April 1, 2003, Prime Battery, entered into a distribution agreement with Shenzhen Konnoc Battery Industrial Co. Ltd. ("Konnoc Agreement") to distribute Konnoc branded batteries, flashlights and other ancillary electronics products in North America. At the time of the Battery Business acquisition the Konnoc relationship was only a purchasing arrangement. The expiry of the Konnoc Agreement is April 30, 2005.

      Prime Battery products business is distributing directly or through various sublicense agreements battery products to retailers, wholesalers and industrial suppliers.

A.C. Simmonds & Sons Sub-License Agreement

      On July 1, 2003 we sublicensed A.C. Simmonds & Sons, division of Wireless Source Distribution Ltd. ("A.C. Simmonds) which in turn is a wholly owned subsidiary of Wireless Age Communications, Inc. to distribute battery products in Canada. In exchange we receive a 10% royalty on purchases of battery products by A.C. Simmonds under the Konnoc Agreement. A.C. Simmonds is a related party by virtue of common directors and officers to Pivotal.

Royalty and Services Agreement with Collectible Concepts Group Inc.

      On March 1, 2003, we entered into a joint venture agreement with Collectible Concepts Group, Inc. (Collectible Concepts) to market batteries and related products that include various licensed logos, images and brand names. The joint venture was planned to operate under the name MightyVolt.

      On November 10, 2003, we announced we had modified the joint venture with Collectible Concepts, whereby the business opportunity would be operated principally by a new wholly owned division of ours to be known as Pivotec. Under the amended agreement Collectible Concepts will assist Pivotec in obtaining certain licenses in exchange for a royalty of 1% of net sales. All licenses will be the property of Pivotec rather than part of the previously proposed joint venture. Collectible Concepts will receive 500,000 shares of our common stock for all intellectual property rights associated with the joint venture thus far, including the trade-name MightyVolt.

Disposal of the Battery Business

      In 2003, we made the decision to dispose of the battery business and seek other business opportunities. The reason for this decision was that we felt that the Battery Business was going to require substantial working capital financing when it reached critical mass. Many of the initiatives we have developed will require substantial amounts of incremental financing. We believe that the type and level of financing required to make the Battery Business a success is more easily achieved by a more mature entity, with existing lines of credit and existing cashflows that can be utilized to offset initial cash operating losses. This type of financing would likely have had to come from equity financing or expensive debt instruments, both of which we believe is not in our best interests or the best interests of our stockholders.


                             DESCRIPTION OF PROPERTY

      Since March 5, 2002, we have maintained executive offices at 13980 Jane Street, King City, Ontario, Canada, L7B 1A3. We lease this space from an entity of which our Chief Executive Officer is the sole owner. The lease for this space is on a month to month basis with a monthly lease payment of $1,079, subject to cost-of-living adjustments. Prior to that, we leased space at 100 Allstate Parkway, Suite 500, Markham, Ontario, Canada, L3R 6H3.

      With the acquisition of Phantom Fiber, our executive offices will be moved to Phantom Fiber's existing facilities at 144 Front Street, Toronto, Ontario, Canada, M5J 2L7. We believe that these facilities will be adequate to meet our current requirements. We do not own any real property.


                                LEGAL PROCEEDINGS

      There are no pending legal proceedings to which Pivotal or any of its subsidiaries is a party or to which any of their properties is subject.


                           FORWARD-LOOKING STATEMENTS

      The statements contained in this proxy statement that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. We intend that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

      In particular, the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section and the "Risk Factors" section include forward-looking statements that reflect our current views with respect to future events and financial performance. We use words such as we "expect," "anticipate," "believe," and "intend" and similar expressions to identify forward-looking statements. Investors should be aware that actual results may differ materially from our expressed expectations because of risks and uncertainties inherent in future events, particularly those risks identified in the "Risk Factors" section, and should not unduly rely on these forward looking statements.


   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

The following discussion should be read in conjunction with our financial statements and notes thereto included with this proxy statement.

                              Results of Operations

      For the three month period ended March 31, 2004 and 2003

      We recorded income for the three month period ended March 31, 2004 of $113,301 ($0.0014 per share) compared to a net loss of $161,656 ($0.0026 per share) during the comparative period in the prior year. The income from continuing operations during the three month period ended March 31, 2004 was $144,406 compared to a net loss of $141,430 in the prior year period. Loss from discontinued operations was $31,105 during the three month period ended March 31, 2004 compared to a loss of $20,226 in the comparative period a year ago.

      The year over year swing from a continuing operations loss a year ago to earnings in 2004 is primarily the result of the Company recording a gain of $262,025 on disposal of 130,000 shares of Wireless Age.

      We recorded a gain on disposal of marketable securities of $262,025 during the current quarter and we settled notes payable including principal and accrued interest totaling $281,200 by transferring 130,000 Wireless Age common shares (marketable securities) having a cost basis of $19,175.

      All of our revenues were from discontinued operations.

      Total operating expenses were $116,431 during the quarter ended March 31, 2004 compared to $110,829 in the prior year. The increase is primarily the result of higher interest expense in 2004. The Company has been preparing for the proposed Phantom Fiber acquisition and all corporate costs have been pared to a minimum.

      General and administrative expenses during the three month period ended March 31, 2004 totaling $51,137 consisted of; 1) wages, benefits and consulting fees of $34,198 (which includes $30,000 in executive management fees accrued to a related party), 2) professional fees including transfer agent fees of $11,781, and 3) various miscellaneous costs totaling $5,158. General and administrative expenses during the three month period ended March 31, 2003 totaling $92,017 consisted of; 1) wages and consulting costs of $71,047, 2) professional fees, including transfer agent fees of $19,360, and 3) $1,610 of miscellaneous costs. The reason for the decline in wages, benefits, and consulting fees was mainly due to the reduced levels of consulting fees incurred because of the pending Phantom Fiber acquisition.

      Occupancy costs consisted of rent of $3,420 paid to a related party during the three month period ended March 31, 2004 and $2,927 in rent and $4,616 in utilities during the comparative period in the prior year. Utility costs were not incurred in 2004 due to other related parties bearing the costs.

      Interest expense during the three month period ended March 31, 2004 was $61,874 compared to $11,269 during the three month period ended March 31, 2003. The increase in interest expense is the result of revaluing certain related party notes payable by $52,211 to the value of marketable securities received on date of repayment.

      We also recorded a foreign exchange loss of $1,188 during the three month period ended March 31, 2004 compared to $19,357 in the comparative period in the prior year. Foreign exchange losses arise from the translation of our Canadian dollar denominated debt into US dollars during periods of weakening of the US dollar vis-a-vis the Canadian dollar. A year ago the US dollar weakened significantly against the Canadian dollar and therefore a large foreign exchange loss occurred with was not repeated in the current year. During the three month period ended March 31, 2004, within other comprehensive income, we recorded a foreign exchange gain of $4,567 arising from the translation of the Canadian dollar denominated subsidiary financial statement to US dollars and a $917,025 unrealized holding loss on its available for sale securities. The unrealized holding loss arose from a decline in the share price of Wireless Age Communications, Inc. from $2.48 as at December 31, 2003 to $1.49 as at March 31, 2004.

      During the three month period ended March 31, 2003, pursuant to certain loan agreements (one loan agreement with one of directors, another with an affiliate of ours and a third with an entity controlled by a senior employee of ours) we issued warrants to purchase 6,000,000 shares of our common stock at exercise price of $0.01 per share and 1,000,000 at $0.02 per share. We determined that the non-cash financing expense associated with the issuance of these warrants was $461,000. In addition we opted to amortize these costs effectively over four years, reflective of the term to expiry of the warrants and the share resale restrictions upon exercise of the warrants. Non-cash financing expense totaled $11,064 during the three month period ended March 31, 2003.

DISCONTINUED OPERATIONS

      We have classified the operating results of our subsidiaries, Prime Wireless and Prime Battery, as discontinued operations in the Consolidated Statement of Operations. Prime Wireless was disposed of on March 13, 2003 and we are in the process of disposing of Prime Battery in preparation for our acquisition of Phantom Fiber.

PRIME WIRELESS

      The operating results of Prime Wireless during the three month period ended March 31, 2003 are summarized as follows:

                                                    2003

            Revenues:
            Commission income                        $ 26,322

            Sales                                          16
                                             ------------------
            Total revenues                             26,338
            Less:
            Cost of sales                                   -
                                             ------------------
            Gross profit                               26,338
                                             ------------------

            Operating expenses                         11,474
                                             ------------------
            Operating income                           14,864

            Depreciation                                   48
            Foreign exchange gain                        (430)
                                             ------------------
            Net income from discontinued             $ 15,246
            operations                       ==================

      Revenues of the Prime Wireless subsidiary were $26,338 during the three month period ended March 31, 2003 consisting of commissions earned on sales of Vertex Standard two way radios in Canada.

      General and administrative expenses of Prime Wireless during the three month period ended March 31, 2003 were $11,474. Selling, general and administrative expenses included salaries and benefits for one sales employee and other various selling expenses. Depreciation of equipment totaled $48 during the period and the company recorded a foreign exchange translation gain.

PRIME BATTERY

      The operating results of Prime Battery during the three month period ended March 31, 2004 and 2003 are summarized as follows:


                                     2004              2003

Revenues
Sales                               $ 2,259           $433,700
Royalties                             6,597                  -
                           -------------------------------------
Total revenues                        8,856            433,700
Less:
Cost of sales                         2,259            368,360
                           -------------------------------------
Gross profit                          6,597             65,340
                           -------------------------------------

Operating expenses                      151             83,614
                           -------------------------------------
Operating income                      6,446            (18,274)

Depreciation                            833                 40
Interest expense                     36,718             23,026
                           -------------------------------------
Net income from
discontinued operations            $(31,105)          $(41,340)
                           =====================================

      During the three month period ended March 31, 2004 discontinued operations of Prime Battery resulted in a loss of $31,105 compared to a loss of $41,340 in the comparative period a year ago. We granted a sublicense, to a related party, for the Canadian distribution rights of the battery business effective July 1, 2003. Therefore the revenues declined significantly between 2003 and 2004 as did the operating costs. Post June 30, 2003 Prime Battery earned royalties from the related party and was not responsible for any appreciable operating costs.

      Interest expense continued to be substantial due to Prime Battery's inability to repay a note payable as originally contemplated and therefore incurred significant penalties and interest during the first quarter of fiscal 2004.
                               Financial Condition

      Total assets decreased from $2,371,622 at December 31, 2003 to $1,237,087 at March 31, 2004. The decrease is primarily due to a decline in the carrying value of our marketable securities and a depletion of our cash balances.

      At March 31, 2004, we held 620,000 common shares of Wireless Age Communications, Inc., a publicly traded entity whose share price is quoted on the NASD's Over-The-Counter Bulletin Board under the symbol "WLSA". The securities were obtained in the sale of the Prime Wireless subsidiary on March 13, 2003. We have valued these securities at $923,800 ($1.49 per share). On December 31, 2003 we held 750,000 shares of Wireless Age and during the three month period ended March 31, 2004 we utilized 130,000 shares to repay $281,200 of notes payable to related parties including principal and accrued interest.

      Cash balances declined from $92,192 on December 31, 2003 to $2,120 on March 31, 2004, primarily due to funding of cash operating losses.

      Current assets of discontinued operations decreased from $122,452 at December 31, 2003 to $55,467 at March 31, 2004. The decrease is attributable to our transfer of certain intellectual property rights to a related party in exchange for a promissory note from a related party of $180,000 due on December 31, 2004. The intellectual property rights consisted of Canadian dollar store customer lists which were recorded as long term intangible assets.

      Total liabilities decreased from $1,076,394 at December 31, 2003 to $696,586 at March 31, 2004. The decrease in liabilities is the result of retiring notes payable (including principal and accrued interest) of $228,989 with 130,000 shares of our marketable securities during the first quarter and a reduction in liabilities of discontinued operations from $380,853 to $318,263.

      Common stock and additional paid in capital, increased from $8,725,359 at December 31, 2003 to $8,797,789 at March 31, 2004. The increase was due to; 1) 500,000 common shares issued for intangible assets acquired in 2003 (and recorded in common stock subscribed at December 31, 2003) valued at $10,000, 2) a private placement of 343,030 common shares at $0.01 per share, and 3) private placements for a total of 2,950,000 common shares at $0.02 per share. Common stock subscribed decreased by $28,000 from $90,200 at December 31, 2003 to $62,200 at March 31, 2004. The reason for the decrease is the amount of common stock under private placements for which certificates were issued during the quarter exceeded the amount of new subscriptions received.

      The accumulated deficit decreased by the earnings for the three month period ended March 31, 2004 of $113,301. We also recorded a foreign exchange translation gain of $4,567 and a $917,025 unrealized holding loss on available for sale securities as a result of a decline in the market value of the 620,000 shares of Wireless Age stock we hold.

      Our financial statements are prepared in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Some of the significant estimates required to be made by management include the realizable value of intangible assets and the fair value of common stock and common stock equivalents issued for services or in settlement of obligations. Actual results could differ from those estimates.

                         Liquidity and Capital Resources

      For the three month period ended March 31, 2004, cash used in operating activities amounted to $117,061 primarily as a result of operating losses. Cash provided by financing activities during the three month period ended March 31, 2004 amounted to $26,989 resulting from $17,441 net reduction in notes payable offset by an increase in common stock issued and/or subscribed of $44,430.

      We plan to begin liquidating our investment in Wireless Age Communications, Inc. common shares. These securities, which have been valued at $923,800 for balance sheet purposes, have certain resale restrictions. We believe that it will be in a position to sell all of these securities within the next twelve months and utilize the proceeds for working capital purposes in the battery business and settle certain historic liabilities. We also plan to dispose of the battery business and will rely on the proceeds of disposition to fund future growth requirements.

      In addition we have been successful in raising capital through private placements of our common shares. Although, this type of financing continues to be dilutive to the existing common shareholders, it may be necessary to continue to do so in the interim before certain resale restrictions on its marketable securities lapse.

      We do not have any material sources of liquidity consisting of off balance sheet arrangements or transactions with unconsolidated entities.

                     Going Concern and Basis of Presentation

      Our condensed unaudited consolidated financial statements as at March 31, 2004 have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business. We have an accumulated deficit of $9,146,487 at March 31, 2004. As a result, substantial doubt exists about our ability to continue to fund future operations using its existing resources. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

      In order to ensure the success of the new business, we are dependent upon the ability to realize substantial value from its investment in available for sale securities.


                          Critical Accounting Policies

      The discussion and analysis of the results of operations and financial condition of the Company are based upon the consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The preparation of these consolidated financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. Management evaluates the estimates on an on-going basis, including those related to bad debts, inventories, investments, customer accounts, intangible assets, income taxes, and contingencies and litigation. Management bases its estimates on historical experience and on various other assumptions that they believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Note 2 of the "Notes to Consolidated Financial Statements" of the Company's Annual Audited Consolidated Financial Statements includes a summary of the significant accounting policies and methods used in the preparation of the consolidated financial statements. The following is a brief description of the more significant accounting policies and methods the Company uses.

Investment
The Company's marketable securities are classified as available-for-sale and are recorded at fair value. Available for sale unrealized gains and losses based on period end market prices, net of tax are recorded in stockholders' equity. Realized gains or losses and other than temporary declines in value, if any, are reported in other income or expense as incurred.

Revenue Recognition

Revenue from product sale is recognized when the rights of ownership of the product are transferred to the purchaser on shipment or delivery and collection is reasonably assured.

Allowance for Doubtful Accounts

The Company records an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. The criteria for allowance provision are determined based on historical experience and the Company's assessment of the general financial conditions affecting its customer base. If the Company's actual collections experience changes, revisions to the allowance may be required.

Intangible Assets

Long-lived assets, including intangible assets, are reviewed when facts and circumstances indicate that the carrying value of the asset may not be recoverable. When necessary, impaired assets are written down to estimated fair value based on the best information available. Fair value is determined by estimated future cash flows and appraised value of the assets.

                       DESCRIPTION OF PIVOTAL'S SECURITIES


                                     General

      Our certificate of incorporation authorizes us to issue 150,000,000 shares of common stock and 2,000 shares of preferred stock. As of March 31, 2004, 82,704,871 shares of our common stock were issued and outstanding and 11,735,589 shares of our common stock were reserved for options, warrants and other commitments. As of March 31, 2004, there were no shares of our preferred stock issued and outstanding. As of March 31, 2004, there were 55,559,540 shares of our common stock in reserve and

2,000 shares of our preferred stock in reserve. For the effects of the transaction on these numbers, see "Terms of the Transaction--The Share Exchange Agreement."


                                  Common Stock

      Holders of our common stock are entitled to one vote for each share on all matters to be voted on by our shareholders. Holders of our common stock have no cumulative voting rights. They are entitled to share ratably any dividends that may be declared from time to time by the board of directors in its discretion from funds legally available for dividends. Holders of our common stock have no preemptive rights to purchase our common stock. There are no conversion rights or sinking fund provisions for the common stock.

      Our common stock is listed on the NASD Over-the-Counter Bulletin Board.


                                 Preferred Stock

      We are currently authorized to issue 2,000 shares of preferred stock with such terms as our Board of Directors may designate from time to time. However, our Board of Directors has not designated any preferred stock and, if the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock is approved, then we would no longer have any authorized shares of preferred stock.




            MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

      Our common stock is quoted on the NASD Over-the-Counter Bulletin Board under the symbol "PVSS". The following table sets forth for the periods indicated the high and low prices for our common stock in U.S. Dollars as quoted on the NASD Over-the-Counter Bulletin Board during each quarter within the last two fiscal years. These quotations reflect only inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions.

--------------------------------------
Quarter Ended         High     Low
--------------------------------------
March 31, 2002        $0.06   $0.04
--------------------------------------
June 30, 2002         $0.05   $0.03
--------------------------------------
September 30, 2002    $0.07   $0.03
--------------------------------------
December 31, 2002     $0.10   $0.04
--------------------------------------
March 31, 2003        $0.05   $0.10
--------------------------------------
June 30, 2003         $0.08   $0.04
--------------------------------------
September 30, 2003    $0.05   $0.01
--------------------------------------
December 31, 2003     $0.04   $0.02
--------------------------------------

      On December 31, 2003, we had approximately 350 shareholders of record. We believe we have approximately 500 shareholders including holders whose securities are held in street name or nominee accounts.

      The Company has not paid or declared any cash dividends on its common stock and does not expect to pay a cash dividend on its common stock in the foreseeable future. Payment of dividends in the future will depend on the Company's earnings and its cash requirements at that time.

                       BUSINESS CONDUCTED BY PHANTOM FIBER


      Phantom Fiber Corporation is a privately held, Toronto based, early stage enterprise software company formed under Ontario law on January 7, 2002. It is engaged in the business of the sale of proprietary software and integration services.

      Phantom Fiber uses its proprietary data transmission technique to deliver high speed connectivity to wireless handsets. Information is securely encased and delivered with end-to-end 128-bit encryption.

      Phantom Fiber derives revenue from various licensing and revenue sharing plans that allow its revenues to grow based its customer adoption. Phantom Fiber plans to deploy channel strategy to affiliate and partner with existing application developers and systems integrators, accessing their established customer bases and offering extensions for applications already in production.

      Phantom Fiber has focused its marketing primarily on the E-gaming market, believing that this industry is a rapid adopter of new enabling technologies. Phantom Fiber is also seeking to penetrate the enterprise software markets with its wireless middleware software solution (consisting primarily of high speed connectivity) believing this market to be another relatively rapid adopter of new technology. Future market targets may include the banking and brokerage segments of the financial services market, however Phantom Fiber believes that the banks and brokerage firms tend to have longer sales cycles and slower adoption rates, hence its secondary focus on them. Phantom Fiber intends to use a channel strategy with enterprise software providers for extending their installed base to the Mobile Internet.


                        PHANTOM FIBER PLAN OF OPERATIONS


                                    Overview

      Since its inception on January 7, 2002 to March 31, 2004, Phantom Fiber has incurred a cumulative deficit of $1,143,073.

   Phantom Fiber's revenue model is based on integration/services fees coupled with usage-based licensing. Consequently the company's deployment strategy in E-gaming is to:
o First - integrate Phantom Fiber's technology with existing software providers' solutions. Phantom Fiber has completed four such projects, including IQ-Ludorum (a major on-line sportsbook software solutions providor), Parlay Group Inc. (a large Bingo operator), Real Time Gaming, and Application Solutions Inc.
o Second - in affiliation with the software partner, rollout Phantom Fiber's wireless solution to their customers, typically comprising from 10 to 100 operators.
   Phantom Fiber approaches the industry with a low implementation cost, rapid deployment strategy and secures a three-year revenue sharing commitment based on application usage. As such, Phantom Fiber hopes to lower initial purchase barriers, and have revenue grow with wireless penetration.

   Phantom Fiber believes that this strategy will make its products a common feature of E-gaming sites and thereby hopes to become a significant wireless software provider in this industry. In addition, Phantom Fiber believes that if its technology is shown to be effective in the E-gaming market, it will have the opportunity to leverage these technologies and skills to enter compatible segments of the financial services and enterprise markets.

                          Working Capital Requirements

      As of October 31, 2003, Phantom Fiber had working capital of $209,385 and approximately $70,659 in cash. As of March 31, 2004, Phantom Fiber issued $928,000 (CAD$1,200,000) principal amount of convertible debentures from which it received aggregate gross proceeds of approximately $542,000. The balance of $386,000 is recorded as a note receivable from Simmonds Mercantile & Management Inc. (an entity providing consulting services to Phantom Fiber and in which a director of Pivotal is also a stockholder, director and officer) and is due June 1, 2004. The Investment tax credit receivable of $379,736 is estimated to be received by July 1, 2004. In addition, Phantom Fiber borrowed $229,000 (CAD$300,000) from One World Finance under a short term bridge loan which is due and payable on June 7, 2004. Phantom Fiber anticipates that its current cash on hand will be sufficient to fund its operations through May 2004. Phantom Fiber's management believes that actions taken to obtain additional financing and its business plan to achieve profitable operations will satisfy its cash obligations to December 31, 2004.


                         Capital Expenditures; Employees

      Phantom Fiber does not anticipate purchasing or selling any significant equipment during the next twelve months. Phantom Fiber does, however, anticipate hiring additional employees during the next twelve months. Specifically, Phantom Fiber intends to hire key members of a management team with the requisite knowledge and experience to lead Phantom Fiber in its technical development.,


                            Trends and Uncertainties

      Phantom Fiber's future capital requirements will depend on many factors. These factors include:

o     expenses associated with completing this transaction;

o problems, delays, expenses and complications frequently encountered by development-stage companies;

o     the progress of Phantom Fiber's research and development programs;

o the extent and terms of any future collaborative research, manufacturing, marketing, or other funding arrangements;

o the cost and timing of, and any delays in, seeking and obtaining regulatory approvals of Phantom Fiber's products;

o its ability to enter into corporate partnerships and collaborations to in-license, acquire, research, develop, and commercialize Phantom Fiber's products;

o     the success of Phantom Fiber's sales and marketing programs;

o the costs of filing, prosecuting, defending, and enforcing any patent claims and other intellectual property rights; and

o changes in economic, regulatory, or competitive conditions of Phantom Fiber's planned business.

      Estimates of the adequacy of funding for Phantom Fiber's activities are based on certain assumptions, including the assumption that testing and regulatory procedures relating to Phantom Fiber's products can be conducted at projected costs. There can be no assurance that changes in Phantom Fiber's development plans, acquisitions or other events will not result in accelerated or unexpected expenditures.


                     PHANTOM FIBER MARKET FOR COMMON EQUITY

      Phantom Fiber's stock is not publicly traded. Phantom Fiber's articles of amendment authorizes it to issue an unlimited number of common stock and an unlimited number of preferred shares. As of March 31, 2004, 24,983,770 shares of Phantom Fiber's common stock were outstanding and no shares of preferred stock were outstanding. In addition there are $1,200,000 Canadian Dollars aggregate principal amount of convertible debentures outstanding, plus accrued and unpaid interest thereon, which are convertible, in the aggregate, into 5,454,545 shares of Common Stock. There are warrants issuable pursuant to the convertible debentures upon the conversion thereof on a half warrant for each share of Phantom Fiber common stock issued basis, exercisable at CAD$0.60 per share. There are also 2,000,000 shares of Phantom Fiber common stock reserved for issuance under stock options of which 2,000,000 have been granted and 2,000,000 remain unexercised. At closing the stock options will be cancelled and replaced by options granted under the proposed our stock option plan.

      The number of holders of Phantom Fiber's common stock as of March 31, 2004 was 31. In addition the number of convertible debenture holders as of March 31, 2004 was 26. Phantom Fiber has not paid or declared any dividends on its common stock and does not anticipate paying any dividends on its common stock in the near future.


                            TERMS OF THE TRANSACTION


                          Background to the Transaction

      On April 21, 2004, we entered into a share exchange agreement providing for the acquisition of Phantom Fiber.

      Phantom Fiber during 2003 engaged a financial advisor known as Simmonds Mercantile and Management Inc. ("SMMI") to assist in financing their business. SMMI is a private management consulting firm with four officers, John G. Simmonds, Gary Hokkanen, Carrie Weiler and Mr. Simmonds' son Graham Simmonds. John Simmonds, Gary Hokkanen and Carrie Weiler are Chief Executive Officer, Chief Financial Officer and Corporate Secretary, respectively, of Pivotal and John Simmonds is also a director. The Phantom Fiber project within SMMI was driven by Graham Simmonds. Graham Simmonds became aware of the opportunity by becoming acquainted with Jeff Halloran the President and Chief Executive Officer of Phantom Fiber. Phantom Fiber and SMMI had agreed that Phantom Fiber would be acquired by a public company listed on the NASD Over-the-Counter Bulletin Board. SMMI through Graham Simmonds negotiated the terms and conditions of a purchase and sale of Phantom Fiber by a different public entity prior to approaching the Company and in fact had placed a deposit with such public entity. In January 2004 the proposed transaction with the public entity was determined to be not in the best interests of Phantom Fiber and the transaction was terminated. Graham Simmonds, being aware of the Company's dissatisfaction with its current business opportunities and after obtaining consent from Jeff Halloran, presented the Phantom Fiber opportunity to us through his father John Simmonds.

      After Pivotal and Phantom Fiber entered into a confidentiality agreement dated January 12, 2004,

Phantom Fiber provided us with confidential information regarding its business model, market strategy, product overviews, network topology, competitive analysis and industry description and opportunities.

      John Simmonds, after initial due diligence and evaluation of the business prospects and opportunities of Phantom Fiber felt that the Phantom Fiber business opportunity was superior to the current business of the Company. John Simmonds arranged for a meeting between the Company's other director, Brian Usher-Jones and Jeff Halloran which occurred on January 26, 2004.

      Brian Usher-Jones, who is the financial representative on the Board and an independent director felt that the Phantom Fiber opportunity was worth pursuing, assuming a reasonable agreement to acquire Phantom Fiber could be negotiated. Jeffrey Halloran had approached Brian Usher-Jones in December 2003 to become a director of Phantom Fiber, a position he ultimately declined. However, because of his prior contact with Phantom Fiber, the Board felt that it was in the best interests of the Company if Brian Usher-Jones negotiated on behalf of the Company.

      The Board determined that discussions with Jeff Halloran would be centered on the Company's built in financing mechanism being the Company's marketable securities consisting of 750,000 common shares of Wireless Age Communications, Inc. that at the time had a market value of approximately $3,000,000 which provided a liquid asset that could finance the initial cash requirements of Phantom Fiber.

      As a result of these discussions, our board proposed to Phantom Fiber's management that Phantom Fiber shareholders and convertible debenture holders be issued in the acquisition a number of shares of our common stock that would result in the Phantom Fiber shareholders and convertible debenture holders owning approximately 60% of Pivotal's capital stock.

      In the following days, Brian Usher-Jones discussed this issue further with Phantom Fiber's management and received a counter proposal that had Phantom Fiber shareholders and convertible debenture holders owning 75% of the post-acquisition stock. On February 4, 2004, our board suggested a compromise that Phantom Fiber's shareholders and convertible debenture holders would own 67% of our capital stock and our shareholders own approximately 33% of Pivotal's capital stock. On February 4, 2004, both parties agreed to the 67%/33% split and a letter of intent was drafted.


                      Pivotal's Reasons for the Acquisition

      There are several reasons why our board is recommending that you approve the proposed acquisition. In 2003, we made the decision to dispose of the battery business and seek other business opportunities. The reason for this decision was that we felt that the Battery Business was going to require substantial working capital financing when it reached critical mass. Many of the initiatives we have developed will require substantial amounts of incremental financing. We believe that the type and level of financing required to make the Battery Business a success is more easily achieved by a more mature entity, with existing lines of credit and existing cashflows that can be utilized to offset initial cash operating losses. This type of financing would likely have had to come from equity financing or expensive debt instruments, both of which we believe are not in our the best interests.


      We are running out of cash to fund our day-to-day operations. Our officers have advised our board that it would be highly unlikely for us to fund the working capital requirements and cash operating losses from any other source other than equity or convertible debt. Our board concluded that the acquisition will likely make it easier for us to raise funds in the future. Pivotal's post-acquisition business will be devoted primarily to Phantom Fiber's business. The board considers this to be an area of potential high growth, which may attract equity investors more easily than our current business would.


                 Interest of Certain Persons in the Transaction

      In considering the discussion of the share exchange agreement and our recommendations in favor of proposal 4 (which is a prerequisite to consummation of the acquisition), you should be aware of the interests of certain persons to the transaction.

      John Simmonds and Brian Usher-Jones (who also serves as a member of our board of directors) each hold CAD$100,000 of Phantom Fiber convertible debentures and will each receive 2,500,000 shares of our common stock and warrants to purchase another 1,250,000 shares of our common stock, in exchange for their Phantom Fiber convertible debentures, if this transaction is consummated.

      Carrie Weiler holds CAD$25,000 of the Phantom Fiber Corporation convertible debentures and will receive 625,000 shares of our common stock and warrants to purchase another 312,500 shares of common stock, in exchange for her Phantom Fiber convertible debenture, if this transaction is consummated.

      Our board of directors were aware of these interests and felt that they did not present a material conflict.


                          The Share Exchange Agreement

      On April 21, 2004, we entered into a share exchange agreement with Phantom Fiber. The share exchange agreement provides that Pivotal will acquire Phantom Fiber and its wholly owned subsidiary. The share exchange agreement is attached as Appendix D to this proxy statement. While the terms of the acquisition are described in greater detail below, for a more complete understanding of this transaction you should refer to the complete document.

      The acquisition will close within five business days of the Annual Shareholder Meeting date, subject to an affirmative vote for Proposals 3 and 4. We also plan to file the certificate of amendment of the amended and restated certificate of incorporation promptly after closing conditions are satisfied.

      We will issue to Phantom Fiber shareholders and convertible debenture holders a number of shares representing approximately 67% of the outstanding post-acquisition shares, meaning that the pre-acquisition shares will constitute approximately 33% of the shares of our common stock outstanding after the acquisition. One closing condition of the share exchange agreement is that Pivotal have enough shares to issue to Phantom Fiber shareholders and convertible debenture holders. This is the reason we are including in this proxy statement, as proposal 4, the proposal that we amend our certificate of incorporation to increase the number of authorized shares of Pivotal common stock.

      As of March 31, 2004, there were outstanding 82,704,871 shares of our common stock and no shares of our preferred stock and there are 11,735,589 shares reserved under options, warrants and other commitments. At closing, we will issue 137,410,735 shares of common stock to Phantom Fiber and 30,000,000 shares of common stock and warrants to purchase 15,000,000 shares of our common stock at any time over a two year period post-closing, at an exercise price of $0.084 per share, to convertible debenture holders of Phantom Fiber. After the acquisition is consummated there will be approximately

250,116,606 shares of our common stock outstanding; approximately 82,704,871 shares will be owned by current Pivotal shareholders and approximately 167,410,735 shares will be owned by Phantom Fiber shareholders and convertible debenture holders. These numbers are approximations based on the number of our outstanding shares on March 31, 2004. The actual numbers used in the transaction will be based on the number of our outstanding shares immediately prior to the consummation of the acquisition.

      Each option or warrant to purchase Phantom Fiber common stock immediately prior to the effective time of the acquisition will be cancelled and will be replaced by an option or warrant to purchase our common stock. We will adjust the number of shares issuable upon exercise and the exercise prices of such options and warrants to reflect the acquisition's exchange ratio.

      The shares issued to former holders of Phantom Fiber common stock are not transferable unless they are registered under the Securities Act or if legal counsel renders an opinion that these shares are transferable under an exemption from the registration requirements of the Securities Act.

      In the share exchange agreement the parties make representations that are standard for a transaction of this kind. The share exchange agreement also contains standard provisions governing our conduct and that of Phantom Fiber during the period prior to closing with the exception that we will be permitted to take any action necessary to satisfy the closing conditions of the share exchange agreement.

      In this proxy statement we are asking the shareholders to re-elect the current board of John G. Simmonds and Brian Usher-Jones. According to the terms of the share exchange agreement, however, our directors must voluntarily resign after the consummation of the transaction. Our officers are also required under the share exchange agreement to voluntarily resign immediately after the consummation of the acquisition. Subject to an affirmative vote at the annual general meeting, Jeffrey Halloran, Gordon Fowler, Graham Simmonds and Stephen Gesner will become directors and will appoint Jeffrey Halloran and Vince Bulbrook, as Chief Executive Officer and Chief Financial Officer and Secretary, respectively.

      The share exchange agreement does not require Phantom Fiber to change its officers or directors.

      The closing of the transaction is subject to a range of standard closing conditions. Our shareholders must approve the amendment of the certificate of incorporation to increase the number of outstanding shares, to elect Jeffrey Halloran, Gordon Fowler, Graham Simmonds and Stephen Gesner as directors, to increase the number of shares under stock option plans from 3,000,000 to 20,000,000 and to change our name to Phantom Fiber Corporation. These proposals, and the respective votes required to approve each such proposal, are more fully described elsewhere in this proxy statement.

      The share exchange agreement can be terminated by either the Company or Phantom Fiber on the grounds of one or more inaccurate representations or breach of one or more obligations that is not timely cured. The Company and Phantom Fiber each may terminate if the closing has not taken place with 60 days of mailing of this proxy, or if each of their boards terminates the agreement by a majority vote. Also, either party can terminate if the Company's shareholders do not approve any acquisition-related proposal. Finally, the Company can terminate the share exchange agreement if its Board of Directors determines in good faith that it must accept a more favorable alternate transaction in order to avoid breaching the directors' fiduciary duties.

                    Differences in Rights of Security Holders

      Other than the dilution that will result from issuing shares of our common stock that will constitute approximately 67% of our outstanding shares, there will not be any material difference in the rights of our security holders as a result of the transaction.



      Accounting Treatment; Certain Federal Income Tax Consequences of the
                                   Acquisition

      We anticipate that the acquisition will close in the second or third quarter of 2004. The acquisition will be recorded as a reverse acquisition since the Phantom Fiber shareholders and convertible debenture holders will become our controlling shareholders. Based on the recent thirty-day average price of our common stock of $0.08, the preliminary estimate of the total purchase price is approximately $14,600,000. On completion of a valuation, it is expected that the combined company will record intangible assets (patents and licenses) for substantially all of the purchase price.

      The following discussion sets forth the material U.S. federal income tax consequences of the transaction. It is based on the U.S. Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated thereunder, administrative rulings and pronouncements and judicial decisions as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences discussed herein. We have not sought any ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal tax consequences discussed in this proxy statement, and there can be no assurance that the IRS or a court will not take a position contrary to the federal tax consequences discussed in this proxy statement or that any such contrary position taken by the IRS or a court would not be sustained.

      The Company and Phantom Fiber intend that the transaction qualify as a tax-free reorganization within the meaning of Section 368(b) of the Internal Revenue Code. If the transaction qualifies as a tax-free reorganization, no gain or loss will be recognized by Pivotal or its shareholders or Phantom Fiber or its shareholders as a result of the acquisition.

      Since Phantom Fiber shareholders and convertible debenture holders will receive more than 50% of the fair market value of the Company's stock in the reorganization, the transaction will constitute a "reverse acquisition" for tax purposes. As a result, the existing Company consolidated group will terminate for tax purposes and the combined Company /Phantom Fiber group may thereafter be subject to special rules involving, among other things, tax elections, tax year-end, limitation on losses and the calculation of earnings and profits.

                              Regulatory Approvals

      No federal or state regulatory requirements must be complied with or approval obtained in connection with the transaction.


                 Reports, Opinions, Appraisals and Negotiations

      We did not retain a third party to express its opinion as to the fairness to our shareholders, from a financial point of view, of the proposed transaction. We felt that sufficient expertise existed in the current director group. We also relied on the experience of our officers who have concluded similar transactions with a comparable level of complexity.

      In performing our analyses of the transaction, we made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions, and other matters, many of which are beyond our control. Any estimates contained in the analyses performed by us are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which the businesses or securities might actually be sold. Accordingly, the analyses and estimates are inherently subject to substantial uncertainty.

      In connection with our analysis, we researched or reviewed various materials and documents and held discussions with certain individuals. In particular, we did the following:

o held discussions with senior management and directors of Phantom Fiber concerning the outlook of their entity;

o     reviewed historical audited financial statements of Phantom Fiber;

o reviewed economic, industry, demographic, and market related data, factors, and outlooks for Phantom Fiber;

o performed valuation analyses related to the forecasted financial performance for Phantom Fiber;

o     visited Phantom Fiber's headquarters;

o     reviewed documents related to the proposed acquisition;

o     reviewed the ownership structure of Phantom Fiber and its subsidiaries;

o     reviewed projections and previous valuation analyses for Phantom Fiber;

o considered our financial condition and our lack of access to appropriate funding, and that without additional funds we would likely not be successful.

      We were unable to prepare any reliable comparable transaction or comparable company analyses traditionally included in a fairness opinion analysis because we could not find transactions comparable to the proposed acquisition and it was unable to identify any comparable transactions or comparable publicly traded companies, in part because of Phantom Fiber's lack of meaningful revenues and respective early stages of development.


                              Related Transactions

      As discussed above in "Business Conducted by Pivotal," we are primarily engaged in the business of distributing batteries, flashlights and other ancillary electronic products. Our board has indicated that, if the acquisition takes place, it will not devote resources to developing the battery business. Consequently, we anticipate that, after the effective time of the transaction, it will dispose of the battery business. It is the view of our board that the disposal of the battery business is fair to us. Developing the battery business would require significant resources with no assurance of success. We do however, believe that the battery business will attract interest from other companies.


                 Phantom Fiber Director and Officer Information

      As explained above, on consummation of the acquisition, our board members will resign. Our new board will consist of Jeffrey Halloran, Gordon Fowler, Graham Simmonds and Stephen Gesner. Jeffrey Halloran and Gordon Fowler currently serve as directors of Phantom Fiber. Our current officers being John Simmonds, Chief Executive Officer, Gary Hokkanen, Chief Financial Officer and Carrie Weiler, Corporate Secretary will be replaced by Jeffrey Halloran, as Chief Executive Officer and Vince Bulbrook as Chief Financial Officer and Secretary.

      Biographical information about these individuals is included elsewhere in the proxy document.


                                  RISK FACTORS


                        Risks Relating to the Transaction

If the transaction is consummated, your equity will be diluted.

      As of March 31, 2004, there were 82,704,871 shares of our common stock outstanding and we have reserved 11,735,589 shares of our common stock for issuance under options, warrants and other commitments. In this proxy statement we are asking you to approve an amendment to our certificate of incorporation to increase the total number of authorized shares of our common stock from 150 million to 400 million. If our proposed acquisition of Phantom Fiber is consummated, we will issue to Phantom Fiber shareholders and convertible debenture holders a number of shares representing approximately 67% of the outstanding post-acquisition shares, meaning that the pre-acquisition shares will constitute approximately 33% of the shares of our common stock outstanding after the acquisition. As a result, each share of our common stock that you currently hold would represent a substantially smaller percentage ownership interest in Pivotal.

If the acquisition is consummated, former Phantom Fiber shareholders and convertible debenture holders will be able to control the Company following the transaction.

      On the effective date of the acquisition, each of our executive officers and directors will resign and Phantom Fiber's executive officers and directors will become our executive officer and directors. After the acquisition, former Phantom Fiber shareholders and convertible debenture holders, including those who become directors and officers of our company, will hold approximately 67% of the total number of shares of our common stock outstanding. As a result, Phantom shareholders will then be able to control the election of directors and other matter submitted for approval by our shareholders.

If the acquisition is not consummated, we may run out funds with which to operate our business.

      We have never been profitable and we may never become profitable. As of March 31, 2004, we had an accumulated deficit of $9,146,487. We have not achieved break even cash flow operations and do not expect to do so in the near future, if ever. As of March 31, 2004, we had a cash balance of $2,120. We anticipate that if the acquisition is not consummated our current resources will be insufficient to finance our anticipated cash operating needs.


                         Risks Relating to Phantom Fiber

Clients may not adopt Phantom Fiber's technology.

      Phantom Fiber's revenue model is heavily based on adoption. The more clients that use it, the more revenue Phantom Fiber will make. However, Phantom Fiber must incur the cost of integrating the software and creating the wireless infra-structure for the clients. Therefore, if the adoption of wireless over the next 3 to 5 years doesn't emerge, Phantom Fiber will not generate the revenue it is projecting.

Phantom Fiber may not be able keep pace with technological advances.

      The wireless industry, being still in its infancy, and integrating solutions remains very complex and requires a high level of industry expertise. We believe that, similar to the internet, wireless tools will advance and simplify the application development process. Once this occurs, we believe there will be less of a dependency on complex products and highly skilled individuals and the wireless sector will become more of a commodity - like the internet has become. Accordingly, we may not be able to achieve or maintain sufficient margins on our products to be profitable.

Phantom Fiber may be unable to compete with larger well established competitors.

      The wireless industry continues to attract the attention and funds of large well established companies that can aggressively market into the wireless sector to secure a significant portion of the market share. Phantom Fiber, being a small company can not cover all industries and must strategically choose the vertical markets it will go after. This leaves other markets open for competitors to go after and secure relationships. With any growing and expanding market, Phantom Fiber also expects new competitors to emerge and focus on delivering wireless to specific vertical markets only.

If Phantom Fiber does not obtain additional funding, its ability to develop its technologies will be materially adversely affected.

      Phantom Fiber will need substantial additional funds to develop its products. Funding may not, however, be available on acceptable terms, if at all. If Phantom Fiber is unable to obtain additional financing as needed, it may be forced to reduce the scope of its operations, which would have a material adverse effect on its business. Phantom Fiber plans on releasing additional software products over the next six months. If the results of the initial tests by potential new clients are not promising, its ability to raise additional funds may be adversely affected.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The tables below set forth certain information regarding the beneficial ownership, as defined in regulations of the Securities and Exchange Commission, of the Company's Common Stock as of March 31, 2004 of (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each director and director nominee of the Company; each executive officer of the Company; and (iv) all directors and executive officers as a group. As of March 31, 2004, a total of 82,704,871 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote on matters on which Stockholders are eligible to vote. The column entitled "Percentage of Common Stock" shows the percentage of total voting stock beneficially owned by each listed party.

      There has not been a change of control with respect to the Company during or since the fiscal year ended December 31, 2003. However, upon the Closing of the acquisition of Phantom Fiber, which is contingent upon shareholder approval of election of the Target Nominee directors, the approval of an increase in the authorized share capital and the amendments to the 2000 Stock Option Plan, there would be a change of control of the Company. Please see the section of this proxy under the caption "Proposed Acquisition of Phantom Fiber Corporation," and the Share Exchange Agreement appended as Appendix D hereto for additional information regarding this proposed change of control.

      The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 31, 2004, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Security Ownership of Certain Beneficial Owners

===============================================================================

      Name and Address of             Amount and Nature           Percent
       Beneficial Owner                 of Beneficial         of Common Stock
                                        Ownership (1)               (2)
-------------------------------------------------------------------------------

1500450 Ontario Limited (3)               12,986,426                15.7%
119 Alexis Blvd. Toronto,
Ontario, Canada,
M3H 2P8
-------------------------------------------------------------------------------

Wireless Source Distribution               6,000,000                7.3%
Ltd.
1408 Broad Street
Regina, Saskatchewan, Canada,
S4R 1Y9
-------------------------------------------------------------------------------

Ken Adelberg                               5,000,000                6.0%
609 Longchamps Drive
Devon, PA 19333
-------------------------------------------------------------------------------

Brian Usher-Jones                        4,277,346 (4)              5.2%
81 Glengowan Rd.
Toronto, Ontario Canada, M4N
1G5
===============================================================================

(1) Except as otherwise indicated below, each named person has sole voting and investment power with respect to the securities beneficially owned by such person.

(2)   Based on 82,704,871 shares outstanding at March 31, 2004.

(3) Mr. Neil Greenberg is the sole shareholder of 1500450 Ontario Limited which owns an aggregate of 12,986,426 shares of Common Stock, representing 15.7% of the aggregate shares of Common Stock outstanding. Accordingly, 1500450 Ontario Limited and, in his capacity as the sole shareholder of 1500450 Ontario Limited, Mr. Greenberg may each be deemed beneficially to own 12,986,426 shares (or 15.7%) of the outstanding Common Stock.

(4) Includes 4,027,346 shares of Common Stock and 250,000 shares of Common Stock issuable upon exercise of options granted under the Stock Option Plan effective August 28, 2001, at an exercise price of $0.10 per share. Does not include the following securities that are issuable in exchange for CAD100,000 (approximately $73,690) principal amount of convertible debentures of Phantom Fiber Corporation upon the Closing pursuant to the share exchange agreement between the Company and Phantom Fiber
      Corporation: (i) 2,500,000 shares of Common Stock; and (ii) warrants exerciseable until the second anniversary of the Closing to purchase 1,250,000 shares of Common Stock at an exercise price of $0.084 per share.


Security Ownership of Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of March 31, 2004, by each director, each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group:

===========================================================
 Name and Address of    Amount and Nature      Percent
   Beneficial Owner       of Beneficial       of Common
                          Ownership (1)       Stock (2)
-----------------------------------------------------------

John G. Simmonds           979,000 (3)           1.2%
13980 Jane Street
King City, Ontario,
Canada
L7B 1A3
-----------------------------------------------------------

Brian Usher-Jones         4,277,346 (4)          5.2%
81 Glengowan Rd.
Toronto, Ontario
M4N 1G5
-----------------------------------------------------------

Carrie J. Weiler          1,500,000 (5)          1.8%
69 McCutcheon Ave.
Nobleton, Ontario
L0G 1N0
-----------------------------------------------------------

Gary N. Hokkanen          2,500,000 (6)          3.0%
60 Dersingham Crescent
Thornhill, Ontario,
Canada
L3T 4E8
-----------------------------------------------------------

All Executive               9,256,346            11.1%
Officers and
Directors as a group
===========================================================

(1) Except as otherwise indicated below, each named person has sole voting and investment power with respect to the securities beneficially owned by such person.

(2)   Based on 82,704,871 shares outstanding at March 31, 2004.

(3) Includes: (a) 579,000 shares of Common Stock held directly; (b) 100,000 shares of Common Stock owned by Mr. Simmonds' wife; (c) 50,000 shares of the Common Stock held by Mr. Simmonds' wife in trust for Mr. Simmonds' son Jack Simmonds; and (d) 250,000 shares of Common Stock issuable upon exercise of options granted under the Stock Option Plan effective August 28, 2001, at an exercise price of $0.10 per share. Does not include the following securities that are issuable in exchange for CAD100,000 (approximately $73,690) principal amount of convertible debentures of Phantom Fiber Corporation upon the Closing pursuant to the share exchange agreement between the Company and Phantom Fiber Corporation: (i) 2,500,000 shares of Common Stock; and (ii) warrants exerciseable until the second anniversary of the Closing to purchase 1,250,000 shares of Common Stock at an exercise price of $0.084 per share.

(4) Includes 4,027,346 shares of Common Stock and 250,000 shares of Common Stock issuable upon exercise of options granted under the Stock Option Plan effective August 28, 2001, at an exercise price of $0.10 per share. Does not include the following securities that are issuable in exchange for CAD100,000 (approximately $73,690) principal amount of convertible debentures of Phantom Fiber Corporation upon the Closing pursuant to the share exchange agreement between the Company and Phantom Fiber
      Corporation: (i) 2,500,000 shares of Common Stock; and (ii) warrants exerciseable until the second anniversary of the Closing to purchase 1,250,000 shares of Common Stock at an exercise price of $0.084 per share.

(5) Does not include the following securities that are issuable in exchange for CAD25,000 (approximately $18,423) principal amount of convertible debentures of Phantom Fiber Corporation upon the Closing pursuant to the share exchange agreement between the Company and Phantom Fiber
      Corporation: (i) 625,000 shares of Common Stock; and (ii) warrants exerciseable until the second anniversary of the Closing to purchase 312,500 shares of Common Stock at an exercise price of $0.084 per share.

(6) Includes 500,000 shares of Common Stock held directly and 2,000,000 shares of Common Stock held by IRMG Inc., a corporation of which Mr. Hokkanen is the sole stockholder.

                             EXECUTIVE COMPENSATION

1.    Summary Compensation Table


The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended December 31, 2003, 2002 and 2001 of the following named executive officers: (i) the chief executive officer ("CEO"); (ii) the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year and earned compensation in excess of $100,000 during such year; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as executive officer of the Company at the end of the last completed fiscal year.

---------------------------------------------------------------------------------------
                                                                       Long-Term
                                     Annual Compensation          Compensation Awards
---------------------------------------------------------------------------------------
                                                    Other Annual       Securities
Name and Principal            Salary      Bonus     Compensation   Underlying Options
Position              Year     ($)         ($)          ($)               (#)
---------------------------------------------------------------------------------------

John G. Simmonds      2003  $55,573(1)     ---          (2)            ---
Chief Executive       2002     ---         ---          ---            ---
Officer               2001     ---         ---          ---          250,000
---------------------------------------------------------------------------------------

Carrie J. Weiler      2003  $30,840(1)     ---          (2)            ---
Secretary             2002     ---         ---          ---            ---
                      2001     ---         ---          ---            ---
                               ---
---------------------------------------------------------------------------------------

Gary N. Hokkanen (3)  2003    $1,785       ---          (2)            ---
Chief Financial       2002   $10,340       ---          ---            ---
Officer               2001     ---         ---          ---          250,000
---------------------------------------------------------------------------------------


(1) Mr. Simmonds and Ms. Weiler each worked for the Company as consultants during 2003, devoting only a portion of their time to the Company. Prior to June 30, 2003 Mr. Simmonds was paid $55,573 and Ms. Weiler was paid $30,840 for executive consulting services.

(2) In addition to the amounts listed in the table, pursuant to an oral executive compensation arrangement, the Company accrued, without paying, a management fee of $10,000 per month in the aggregate for the executive management services of Mr. Simmonds, Ms. Weiler and Mr. Hokkanen.

(3) Mr. Hokkanen was paid $1,785 in 2003 and $10,340 in 2002 for financial consulting services provided.

Option Grants for Fiscal 2003

During the fiscal year ended December 31, 2003 there were no options granted under the Company's 2000 Stock Option Plan. Other than stock options, the Company has never granted any long term incentive plan awards.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

The following table sets forth information regarding the exercise of stock options during the last fiscal year by the executives named in the Summary Compensation Table and the fiscal year-end value of unexercised options.


---------------------------------------------------------------------------------------
                                                                           Unexercised
                                                                           In-the-Money
                                                   Number of Securities     Options at
                                                       Underlying            December
                                                      Unexercised            31, 2003
                     Shares Acquired  Value            Options at           exercisable/
       Name            on Exercise   Realized       December 31, 2003     unexercisable(1)
---------------------------------------------------------------------------------------
                                               Exerciseable  Unexerciseable
---------------------------------------------------------------------------------------
John G. Simmonds           0           $0         250,000         0           (2)
---------------------------------------------------------------------------------------
Carrie J. Weiler           0           $0            0            0           N/A
---------------------------------------------------------------------------------------
Gary N. Hokkanen           0           $0            0            0           N/A
---------------------------------------------------------------------------------------

(1) Represents the difference between the fair market value of securities underlying the options and the exercise price of the options at fiscal year end.

(2) None of options outstanding at December 31, 2003 under the 2000 Stock Option Plan were In-the-Money.

      Securities Authorized for Issuance Under Equity Compensation Plans

                            (a)                   (b)                      (c)

                         Number of                                Number of Securities
                      Securities to be                            Remaining Available
                        Issued Upon                               for Future Issuance
                        Exercise of         Weighted Average          Under Equity
                        Outstanding         Exercise Price of      Compensation Plans
                         Options,          Outstanding Options,  (Excluding Securities
  Plan Category     Warrants and Rights    Warrants and Rights    Reflected in Column(a))
----------------------------------------------------------------------------------------
Equity
Compensation Plans
Approved by
Stockholders             1,000,000               $0.115                2,000,000
----------------------------------------------------------------------------------------
Equity
Compensation Plans
Not Approved by
Stockholders                 0                     NA                      0
----------------------------------------------------------------------------------------
TOTAL.......             1,000,000               $0.115                2,000,000
----------------------------------------------------------------------------------------

The 2000 Stock Option Plan is attached hereto as Appendix C and described below under the caption "Proposal 5: Approval of Amendments to the Company's 2000 Stock Option Plan."

Compensation of Directors

Other than out of pocket expenses, the Company currently does not compensate directors for their service in such capacity.


Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company does not have any employment agreements with any of its current officers. No retirement, pension or similar program has been adopted by the Company.


Related Party Proceedings

The Company is not party to any material proceeding to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

                        Directors and Executive Officers

Set forth below is certain information concerning the Company's directors, nominees for election as directors and executive officers:

-------------------------------------------------------------------------------
             Directors, Officers, Nominees and Target Nominees (1)
-------------------------------------------------------------------------------
           Name                  Age               Position(s)
-------------------------------------------------------------------------------
John G. Simmonds                 53      Chief Executive Officer, Chairman,
                                         Current Director
-------------------------------------------------------------------------------
Gary N. Hokkanen                 48      Chief Financial Officer
-------------------------------------------------------------------------------
Brian Usher-Jones                58      Current Director
-------------------------------------------------------------------------------
Carrie J. Weiler                 45      Secretary
-------------------------------------------------------------------------------
Jeffrey Halloran                 42      Target Nominee
-------------------------------------------------------------------------------
Gordon Fowler                    52      Target Nominee
-------------------------------------------------------------------------------
Graham Simmonds                  30      Target Nominee
-------------------------------------------------------------------------------
Stephen Gesner                   48      Target Nominee
-------------------------------------------------------------------------------
Vince Bulbrook                   45      (2)
-------------------------------------------------------------------------------

(1)   Unless otherwise indicated, each Director is also a Nominee.

(2) Vince Bulbrook is a financial consultant to Phantom Fiber, and the Company has agreed to appoint him to serve as Chief Financial Officer and Secretary for the Company following the Closing.

Directors/Nominees and Executive Officers

      Brian Usher-Jones, Director, was appointed to the Board on June 15, 2001. Mr. Usher-Jones has been a merchant banker since 1995 and was the former President of MB Capital Corporation and Thomson Kernaghan Co. Ltd., an investment banking firm in Toronto, Ontario. Mr. Usher-Jones attained a Bachelor of Commerce degree from Concordia University in 1969. Mr. Usher-Jones is also a C.A. (Chartered Accountant) and is a member of the Canadian Institute of Chartered Accountants (1970). Mr. Usher-Jones currently serves as a director of various public companies including Xplore Technologies Corp. and Calvalley Petroleum Inc.

      John G. Simmonds, CEO and Director, has served as a Director of the Company since October 15, 1999. Mr. Simmonds was appointed CEO of the Company on February 22, 2002. Mr. Simmonds is an entrepreneur with several years' experience in the wireless communications industry. Mr. Simmonds has been involved in many business opportunities including distribution, golf course development, gaming, wireless products, and manufacturing. Mr. Simmonds founded Simmonds Capital Limited in 1991 and also launched TrackPower Inc. (OTCBB: TPWR) in 1998. Mr. Simmonds principal occupation since 1991 was CEO of Simmonds Capital Limited and since January 1998 CEO of TrackPower Inc. Mr. Simmonds is a director of TrackPower, Inc. and has served on several boards during his business career.

      Gary N. Hokkanen, CFO, has served as the Company's CFO since July 5, 2001. Mr. Hokkanen, who holds a Bachelor of Arts degree from the University of Toronto and is a CMA (Certified Management Accountant) and a member of the Society of Management Accountants, Ontario, is CFO of the Company. Mr. Hokkanen is also the sole Director and Officer of IRMG, a Toronto based management consulting firm. Mr. Hokkanen was CFO of Simmonds Capital Limited from July 1998 to January 2001 and was CFO of Trackpower Inc from February 1998 to June 2001. For the period April 1996 to July 1998, Mr. Hokkanen was Treasurer of Simmonds Capital Limited. Mr. Hokkanen was a Director of the Company beginning on July 5, 2001 until his resignation on February 22, 2002.

      Carrie J. Weiler, Secretary. Ms. Weiler was appointed Secretary of the Company in 2002. Ms. Weiler joined the Simmonds Capital Limited group of companies in 1979. Ms. Weiler was promoted to Vice President of Corporate Development for Simmonds Capital Limited and its divisions in 1994. Ms. Weiler continues to serve as a key liaison between the various committees and the Board of Directors.

Target Nominees and Executive Officers

      Jeffrey Halloran is Chairman, President and CEO of Phantom Fiber Corporation, which he founded in 2002. Prior to 2002, Mr. Halloran founded Relation Solutions Incorporated, a consulting firm specializing in information management and strategic information planning for Fortune 500 companies, in 1989, and operated it until he sold it to Microforum Inc. (a Toronto Stock Exchange listed company) in 2000. Mr. Halloran was a Senior VP at Microforum until 2001. Prior to forming Relational Solutions Mr. Halloran was Consulting Manager for Oracle Corporation from 1987 though 1989 and a Senior Consultant with LGS, a large Canadian

Consulting Firm from 1985 until 1987. From the time he graduated until he joined LGS he was a Programmer/Analyst for Agriculture Canada. Mr. Halloran graduated in Business Administration from St. Clair College in 1982.

      Gordon Fowler is President and Chief Executive Officer of Nano-C, Inc. a nanotechnology company in Westwood, MA (2002-present) which is commercializing carbon nano-structures such as fullerenes and nanotubes. Prior to Nano-C, Mr. Fowler spent 10 years consulting with companies to leverage emerging technologies to improve their performance (Telelogic, TwixTel, MUSE Networks and MeetingSpace). Mr. Fowler's early career included senior executive positions at companies including Bose Corporation (VP 1978-1984), Telesciences, a Motorola joint venture (VP 1992-1994) and Cray Communications (UK) (Director 1994-1996). Mr. Fowler began his career with NorTel Networks (1970-1978) and was amongst the first employees who started their US subsidiary where he grew to VP Operations in their Advanced Telecommunications Products Division. Mr. Fowler graduated with a BSc (1970) in engineering from the University of Saskatchewan and retains his professional engineering status in Ontario.

      Stephen Gesner currently serves as an independent consultant to selected financial services and technology companies. Prior to such service, Mr. Gesner served as the CTO for Cap Gemini Ernst and Young Canada during 2003. Mr. Gesner spent the prior 14 years with TD Bank Financial Group, beginning in January 1989 as a Consultant in the Cash Management Group and moving through a variety of ever increasing senior roles culminating in his posting as SVP and CTO from March 2000 through November 2002. Mr. Gesner began his career with Ford Motor Company of Canada in September, 1979 and held 11 different positions in Finance, Treasury, Production Planning, and Industrial Relations through December 1988. Mr. Gesner holds an Honours BSc from York University (1977) and an M.B.A from the Schulich School of Business (1979). He is a member of the Technical Advisory Board of Kinitos Software (April 2003) as well as a member of the J.L. Albright III Venture Fund Advisory Board (August 2002).

      Graham Simmonds has been President and CEO of Diversified Racing Investments Inc. a private company that has owned and operated an equine training facility since 2003. Mr. Simmonds is also and officer and director of Simmonds Mercantile and Management Inc. a private corporate finance and management services firm since 2003. Prior to 2003 Mr. Simmonds was General Manager of TrackPower, Inc. a public company that was in the business of operating an interactive wagering and video service for horseracing enthusiasts. Mr. Simmonds attended McGill University from 1992 to 1996.

      Vince Bulbrook is the proposed CFO and Secretary of the Company to take office upon the Closing. Mr. Bulbrook has been a partner of The Sedona Group since February, 2003. Prior to that Mr. Bulbrook served as a Director of Finance and Innovation of Financial Models Company a publicly traded company, from 1999 through 2003. From 1994 until 1999 Mr. Bulbrook ran his own independent consulting practice. Mr. Bulbrook was with Price Waterhouse as a member of the technology practice from 1990 through 1994 and with Clarkson Gordon (Ernst & Young) from 1984 until 1990 where he moved from the accounting practice into providing corporate finance and restructuring services to businesses, investors and lenders. Mr. Bulbrook earned an Honors BA in Business Administration degree from The University of Western Ontario in 1984. Mr. Bulbrook is a C.A. (Chartered Accountant) and is a member of the Canadian Institute of Chartered Accountants, (1987).


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2003 there were four Board of Directors meetings. There were no directors who attended less than 75% of the total number of meetings of the Board and any committees on which such director served during fiscal 2003.

The Board of Directors has a Compensation Committee and an Audit Committee. The Company does not have an Executive Committee or Nominating Committee. Board believes that it is appropriate for the Company not to have such committees, due to the Company's highly limited resources and the relative difficulty in getting independent and qualified individuals to take an interest in serving as directors of the Company. Nonetheless, the Company expects that, following the Closing of the Phantom Fiber acquisition, the Company's Board will revisit the issue and may decide that, at such time, it is appropriate for the Company to have such committees.

Messrs. Usher-Jones and Simmonds serve as members of the Compensation Committee. The primary function of the Compensation Committee is compensation review with respect to the principal executive officers of the Company. The members of the Compensation Committee provide advice and counsel to the Board of Directors through their participation as directors in meetings of the Board and as members of the Committee in meetings of the Committee held separate and apart from the meetings of the Board. During fiscal 2003 the Compensation Committee did not meet.

Messrs. Usher-Jones and Simmonds serve as members of the Audit Committee. Pursuant to NASD Rule 4200(a)(15), Mr. Usher-Jones is an independent director and Mr. Simmonds is not. The Company believes that it is appropriate for Mr. Simmonds to serve on the Audit Committee, notwithstanding the fact that he is not independent, due to the Company's limited resources and the relative difficulty in getting independent and qualified individuals to take an interest in serving as directors of the Company. Moreover, the Company expects that, following the Closing of the Phantom Fiber acquisition, the Company's Board will reconsider whether it is appropriate for the Company to have an Audit Committee consisting entirely of independent directors. The primary function of the Audit Committee is to meet with the Company's independent public accountants, counsel and management to discuss the scope and results of the annual audit, internal accounting procedures and certain other questions of accounting policy. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A. During fiscal 2003 there were five audit committee meetings. The Audit Committee approved in advance each engagement of the independent auditors for audit or non-audit services for the Company during fiscal 2003.

Report of the Audit Committee

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Annual Report. This review involves a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors (who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles), their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required, under Statement of Accounting Standards No. 61, to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company. The Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, and has considered the compatibility of nonaudit services with the auditors' independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission (the "Commission").

Brian Usher-Jones, Audit Committee Chair
John G. Simmonds, Audit Committee Member

March 29, 2004

Pre-Approval Policies and Procedures

The Audit Committee has established a procedure for the pre-approval of the Company's engagement of independent accountants for audit and non-audit services, pursuant to which the Audit Committee Chair may approve all such engagements in advance and promptly inform the Audit Committee of each such service; provided that the Audit Committee Chair is not also a member of the Company's management.

Audit Fees

The Company was billed an aggregate amount of $33,500 and $20,438 for the audit for the year ended December 31, 2003 and 2002, respectively, and the review of quarterly reports by the Company's independent accountant.

Audit-Related Fees

The Company incurred $2,788 in costs for professional fees rendered by the independent accountant for attending meetings with respect to structuring of contracts during the year ended December 31, 2003 and zero during the year ended December 31, 2002. All of the Company's audit-related fees for fiscal 2003 were approved in advance by the Audit Committee Chair.

Tax Fees

The Company incurred $5,155 in costs for professional fees rendered by the independent accountant for tax planning services during fiscal 2003 and zero in fiscal 2002. All of the Company's tax fees for fiscal 2003 were approved in advance by the Audit Committee Chair.

All Other Fees

The Company did not incur any other costs for services rendered by the independent accountant during either fiscal 2003 or 2002.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Commission. Reporting persons are required to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.

For the period January 1, 2003 to December 31, 2003, the Company believes that Mr. Simmonds, Mr. Usher-Jones, Ms. Weiler and Mr. Hokkanen did not file required Form 4 and that 1500450 Ontario Limited did not file required Forms 3 and 4.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the past two fiscal years and through December 31, 2003, there have been no material transactions in which the Company or any of its subsidiaries was a party, and in which any director, officer, nominee, 5% stockholder of the Company or any immediate family member of any such person had a direct or indirect material interest, except as set forth below.

eieiHome.com Inc.

In October 1999, a publicly listed entity called Simmonds Capital Limited ("SCL") sold a business known as eieiHome.com Inc. to the Company. Part of the consideration paid by the Company for SCL's business was a $2 million senior convertible debenture and warrants to purchase 5,000,000 shares of Common Stock at exercise prices between $1.00 and $3.00. At the time, John Simmonds, Gary Hokkanen and Carrie Weiler were CEO, CFO and Corporate Secretary, respectively, of each of the Company and SCL. The three were also stockholders of both the Company and SCL, and Mr. Simmonds was a director of SCL and, following this transaction, was made a director of the Company, as well. In October 2000 the Company failed to make a principal repayment on the $2 million senior convertible debenture and was therefore in default.

On June 28, 2001, SCL agreed to convert the principal and interest due under the senior convertible debenture to Common Stock at $1.00 per share. The conversion resulted in SCL receiving 2,111,726 shares of Common Stock in exchange for $2 million in principal under the debenture, $214,910 of accrued but unpaid interest offset by $103,184 owed by SCL to the Company. In addition, on June 28, 2001, the warrants to purchase 5,000,000 shares of the Common Stock issued to SCL on October 14, 1999 with exercise prices ranging between $1.00 and $3.00 were all repriced to $0.50 per share and the original expiry dates, which ranged from October 14, 2005 to October 14, 2009 were all revised to December 31, 2004.

On February 18, 2002, SCL transferred 7,513,426 shares of the Company's common stock to 1500450 Ontario Limited as part of settlement with a secured lender. This transaction resulted in 1500450 Ontario Limited becoming a significant shareholder (approximately 15.7%) of the Company.


IRMG Inc.

On June 15, 2001, the Company acquired all assets of 4Cash, a division of IRMG Inc. ("IRMG"), in exchange for:

i)       10,000,000 shares of Common Stock;
ii) 10,000,000 shares of Common Stock subject to certain net profit performance criteria; and
iii) Warrants to acquire 5,000,000 shares of Common Stock at an exercise price of $0.10 per share, also subject to certain net profit performance criteria; and
iv) issuing five-year warrants to Mr. Stephen L. Cussons, an officer and director of IRMG, immediately exerciseable to purchase 1,100,000 shares of Common Stock at an exercise price of $0.10 per share.

The stockholders of IRMG agreed that Mr. Cussons would receive the warrants as described above because they wanted to reward him for his vision and extraordinary efforts on behalf of IRMG. At such time, Mr. Simmonds, Ms. Weiler and Mr. Hokkanen were directors and stockholders (each holding a 14.3% ownership position, as did each of Mr. Cussons and the three other stockholders) of IRMG.

In connection with the acquisition of the 4Cash assets, the Company also entered into a three-year management services agreement with IRMG for the management of the Company for a fee of $55,000 per month, effective as of June 1, 2001. Such fees were accrued but not paid during the term of the agreement and were ultimately forgiven upon the cancellation of such agreement.

On August 2, 2001, IRMG repurchased the shares of IRMG common stock of Mr. Simmonds, Ms. Weiler and three other IRMG stockholders with an aggregate of 5,000,000 shares of the Company's Common Stock it acquired on June 15, 2001 and 2,000,000 of 10,000,000 additional shares of Company's Common Stock to be issued subject to certain net profit performance criteria and 1,000,000 of 5,000,000 warrants also subject to certain net profit performance criteria. In such August 2, 2001 repurchase transaction, each of the five IRMG stockholders, or an entity wholly-owned by such person, received 1,000,000 of the 5,000,000 shares of the Company's Common Stock, 400,000 of the 2,000,000 additional shares of the Company's Common Stock to be issued subject to certain net profit criteria and 200,000 of the 1,000,000 warrants. The other three stockholders received an aggregate of 2,000,000 of the 5,000,000 shares of the Company's Common Stock, 700,000 of the 1,000,000 additional shares of the Company's Common Stock to be issued subject to certain net profit criteria and 700,000 of the 1,000,000 warrants in the August 2, 2001 transaction. As a result of this transaction, each of Mr. Hokkanen and Mr. Cussons became a 50% stockholder of IRMG.

On March 5, 2002, the Company sold the 4Cash business, acquired on June 15, 2001 back to IRMG. Under the terms of the sale the Company sold its wholly-owned subsidiary, 4CASH ATM Services Canada Inc., together with all the intellectual property rights to operate the business to IRMG in exchange for:

i) The cancellation of warrants to purchase 5,000,000 Common Shares of the Company issued to IRMG, including the 1,000,000 warrants that had previously been transferred to IRMG's former stockholders;
ii) The cancellation of IRMG's right to earn 10,000,000 Common Shares of the Company upon achievement of certain net profit performance criteria, including the rights to earn 1,000,000 Common Shares that had previously been transferred to IRMG's former stockholders;
iii) The cancellation of warrants to purchase 1,100,000 Common Shares of the Company issued to Mr. Cussons; and
iv) Cancellation of the IRMG management services contract and forgiveness of all fees accrued thereunder.

The former stockholders of IRMG had agreed to the cancellation of these warrants and rights to earn Common Shares as part of the March 5, 2002 transactions. As a result of such transactions, essentially all the consideration that the Company had paid to IRMG in its June 15, 2001 acquisition of the 4Cash assets was cancelled, except for the 10,000,000 Common Shares.

In connection with the sale of the 4Cash business back to IRMG, Mr. Cussons and Mr. Hokkanen resigned as directors of the Company and Mr. Cussons resigned as the Company's President and CEO. Mr. Hokkanen agreed to serve as the Company's CFO until a new business opportunity was found for the Company. Furthermore, in anticipation of the March 5, 2002 transactions, Mr. Simmonds was appointed CEO of the Company effective as of February 22, 2002.

On December 29, 2003 IRMG acquired the 50% ownership interest held by Mr. Cussons with 3,000,000 of the remaining 5,000,000 shares of the Company's Common Stock. As a result of these transactions described above, Mr. Hokkanen became the sole stockholder of IRMG on December 29, 2003.

TrackPower Inc.

On June 25, 2001, the Company entered into an exclusive three year services agreement with TrackPower Inc., a corporation in which Mr. Simmonds is also an officer, director and shareholder. Under the terms of the agreement, Trackpower granted to 4Cash the exclusive right to act as its ATM partner to install, maintain and operate ATMs in locations that Trackpower contracts with at any horse racetrack or gaming related facility. On November 1, 2001, the Company, with the mutual consent of Trackpower, terminated the June 25, 2001 services agreement.

Wireless Transactions

On June 7, 2002, the Company acquired all the issued and outstanding common shares of Prime Wireless Corporation ("Prime Wireless") and certain assets of Midland International Corporation from 1500450 Ontario Limited, an entity which is a significant shareholder of the Company, in exchange for:

(i)      $40,000 in cash;

(ii) $120,000 non-interest bearing note. Payable $2,000 per month commencing July 1, 2002 for a period of 5 years, such payments contingent upon revenue and the continued distribution agreement between the Prime Wireless Inc. and Vertex Standard; and

(iii) Fifty percent (50%) of all net proceeds from the sale of any Midland related asset payable 30 days after receipt of funds; such assets are recorded on Prime Wireless' books at a nominal value.

On March 13, 2003, the Company transferred all of the issued and outstanding common shares of Prime Wireless and all of its Midland related assets to Wireless Age Communications, Inc., an entity listed on the NASD over-the-counter bulletin board trading under the symbol WLSA, in exchange for 1,500,000 common shares of Wireless Age. Pursuant to the terms of the Prime

Wireless acquisition agreement, dated June 7, 2002, between the Company and 1500450 Ontario Limited, The Company transferred to 1500450 Ontario Limited 750,000 of the 1,500,000 common shares of Wireless Age Communications, Inc. that the Company received from its disposition of Prime Wireless. Under the terms of the March 13, 2003 transaction with Wireless Age Communications, Inc., Mr. Simmonds, the Company's CEO was appointed Chairman and CEO of Wireless Age Communications, Inc. Prior to March 13, 2003 there was no relationship between the Company and Wireless Age Communications, Inc.

Prime Battery Products Limited

On December 31, 2002, the Company, through a newly incorporated wholly-owned subsidiary named Prime Battery Products Limited ("Prime Battery"), entered into an Asset Purchase Agreement with DCS Battery Sales Ltd. ("DCS Battery) to acquire certain assets of DCS Battery. DCS Battery was owned by David C. Simmonds. David C. Simmonds is a brother of John G. Simmonds, the Company's Chief Executive Officer and one of its directors. Under the terms of the agreement, Prime Battery acquired certain assets of DCS Battery in exchange for:
(i) 6,000,000 newly issued common shares of the Company; and (ii) the right to earn an additional 2,000,000 newly issued common shares of the Company for every $100,000 of net profit earned by Prime Battery during the two year period beginning on November 1, 2002 to a maximum of 10,000,000 additional shares. Under the terms of the agreement, Prime Battery also agreed, among other things, to a gross profit sharing arrangement with A.C. Simmonds and Sons ("ACS"). The gross profit sharing arrangement included providing ACS with a portion of the gross profit earned by Prime Battery. ACS and Prime Battery were to equally split the gross profit earned, subject however to Prime Battery retaining a minimum level of gross profit (calculated as 15% of sales). The payment of a portion of the gross profit was intended to compensate ACS for management, distribution and logistical services provided to Prime Battery. ACS, like DCS Battery, is an entity wholly owned by David C. Simmonds. The agreement also provided that ACS could purchase battery products from Prime Battery at cost plus 10% for resale to certain non-retail industrial accounts.

Furthermore, Prime Battery agreed to appoint David C. Simmonds as its President and to pay him CAD$7,500 per month for his services in such capacity. Prime Battery also agreed to pay Pivotal CAD$10,000 per month for the services of John
G. Simmonds and Carrie J. Weiler. The agreement further provided that the Board of Directors of Prime Battery would be made to consist of David C. Simmonds, John G. Simmonds and one other mutually acceptable party (such party was never in fact agreed upon). On July 2, 2003 Wireless Age Communications, Inc. acquired the trade name A.C. Simmonds & Sons from David C. Simmonds. Later in July 2003, the Company sub-licensed to a division of Wireless Age Communications, Inc. which was newly-named "A.C. Simmonds & Sons," the Canadian rights to distribute battery and ancillary products acquired under the Konnoc Battery distribution agreement in exchange for a 10% royalty on goods purchased. The primary reason for the sub-licensing was the Company's limited working capital resources and the need to meet certain purchasing levels with Konnoc.

Loans From Related Parties

On November 12, 2002, Mr. Brian Usher-Jones, a Stockholder and director of the Company, provided a $77,131 (CAD$100,000) loan by way of a note payable. Under the terms of the loan agreement Mr. Usher-Jones would receive:

(i)   A 5% fee of the amount borrowed;
(ii)  2% of the outstanding balance paid as interest on a monthly basis;
(iii) Warrants to purchase 1,000,000 shares of the Company's common stock for each 30 day period or part thereof that the borrowed funds are outstanding; and
(iv)  A further 5% fee if the loan is not repaid in 90 days.

Also on November 12, 2002, Mr. Neil Greenberg, the sole shareholder of 1500450 Ontario Limited which may be deemed beneficially to own approximately 20.5% of the Company's outstanding Common Shares, provided a $77,131 (CAD$100,000) loan to the Company on the same terms as Mr. Usher-Jones.

On December 29, 2003, the Company entered into a settlement agreement with Mr. Brian Usher-Jones pursuant to which the Company agreed to pay $101,041 (CAD$131,000) in cash on January 2, 2004 as full and complete repayment of the loan. As part of the settlement Mr. Usher-Jones agreed to forgive all fees and warrants issuable under the terms of the loan. On January 23, 2004, the Company entered into a Settlement Agreement with Mr. Neil Greenberg. Under the terms of the settlement, the Company transferred 50,000 shares of Wireless Age Communications, Inc. common stock to Mr. Greenberg in payment of the loan. As part of the settlement, Mr. Greenberg agreed to forgive all interest and warrants issuable under the original loan agreement and the Company also agreed to adjust the number of Wireless Age Communications, Inc. common shares as follows: In the event that the closing price is less than $3.00 per share of Wireless Age common stock on the earlier of (i) the date such stock becomes freely tradable under Rule 144, or (ii) the date such stock becomes freely tradable under an effective registration statement filed by Wireless Age, then the Company shall issue to Mr. Greenberg an additional number of shares of Wireless Age common stock equal to the excess of (x) US$150,000 divided by the average per share closing price of Wireless Age common stock for the 5 trading days immediately prior to such date, over (y) 50,000.


Phantom Fiber Acquisition

Pursuant to the terms of the share exchange agreement between the Company and Phantom Fiber, upon Closing, the holders of an aggregate of CAD1,200,000 (approximately $932,280) principal amount of convertible debentures of Phantom Fiber Corporation will receive an aggregate of 30,000,000 shares of the Company's common stock and warrants exerciseable until the second anniversary of the Closing to purchase 15,000,000 shares of the Company's common stock at an exercise price of $0.084 per share. The Company's directors, Brian Usher-Jones and John G. Simmonds, each hold CAD$100,000, and the Company's Secretary, Carrie Weiler, holds CAD$25,000, principal amount of such Phantom Fiber debentures. Accordingly, upon the

Closing, Mr. Usher-Jones, Mr. Simmonds and Ms. Weiler will receive 2,500,000, 2,500,000 and 625,000 shares of the Company's common stock and 1,250,000, 1,250,000 and 312,500 warrants, respectively.

                       PROPOSAL 1: REELECTION OF DIRECTORS

Nominees for Election

The Board of Directors proposes the reelection of a Board of two directors for the upcoming year and until their respective successors are duly elected and qualified or until the Closing. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: John G. Simmonds and Brian Usher-Jones. Mr. Simmonds and Mr. Usher-Jones are currently members of the Board of Directors of the Company and Mr. Simmonds is also the Company's Chief Executive Officer. While management has no reason to believe that any of the nominees will not be available as a candidate, should such a situation arise, no other person will be nominated at the Meeting, and such position on the Board of Directors will not be filled at the Meeting.

The Company's directors will serve until the earlier to occur of the Closing and the next annual meeting of Stockholders when their respective successors are duly elected and shall have qualified. The By-laws of the Company provide that the number of directors of the Company shall be determined from time to time by the Board of Directors. The number has been fixed by the Board of Directors at two. Please note, however, that, in connection with the acquisition of Phantom Fiber, the Board of Directors will increase the number of directors to four, contingent upon, and effective as of, the Closing. Provided that the nominees are accepted, there will be no vacancies on the Board of Directors. The General Corporation Law of the State of Delaware provides that the Company's directors may be removed by the Stockholders, with or without cause, upon the affirmative vote of the holders of a majority of the votes cast and at a meeting called for the purpose of such removal.

There are no family relationships among any of the directors, executive officers or nominees of the Company.

Required Vote

The directors are to be elected by the affirmative vote of the holders of a plurality of the shares entitled to vote and present in person or represented by proxy at the Meeting. Nominee holders that do not receive instructions are entitled to vote in the election of directors. Votes withheld from the election of directors will have no effect, because they will not represent votes cast at the Meeting for the purpose of electing directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

                     PROPOSAL 2: ELECTION OF TARGET NOMINEES
                           TO TAKE OFFICE UPON CLOSING

Target Nominees for Election

The Board of Directors proposes the election, immediately upon the occurrence of the Closing, of a Board of four directors for the upcoming year and until the 2005 Annual Meeting of Stockholders when their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Jeffrey Halloran, Gordon Fowler, Graham Simmonds and Stephen Gesner. None of the nominees are currently members of the Board of Directors of the Company. While management has no reason to believe that any of the nominees will not be available as a candidate, should such a situation arise, no other person will be nominated at the Meeting, and such position on the Board of Directors will not be filled at the Meeting.

The Target Nominees will serve as the Company's directors until the next annual meeting of Stockholders and until their respective successors are duly elected and shall have qualified. The By-laws of the Company provide that the number of directors of the Company shall be determined from time to time by the Board of Directors. In connection with the Company's acquisition of Phantom Fiber, the number will been fixed at four, contingent upon, and effective as of, the Closing. Provided that the nominees are accepted, there would be no vacancies on the Board of Directors. The Company's Articles of Incorporation provides that directors may be removed by the Stockholders, with or without cause, upon the affirmative vote of the holders of a majority of the votes cast and at a meeting called for the purpose of such removal.

There are no family relationships among any of the directors, executive officers or Target Nominees.

Required Vote

The Target Nominees are to be elected as directors, to take office upon the Closing, by the affirmative vote of the holders of a plurality of the shares entitled to vote and present in person or represented by proxy at the Meeting. Nominee holders that do not receive instructions are entitled to vote in the election of directors. Votes withheld from the election of directors will have no effect, because they will not represent votes cast at the Meeting for the purpose of electing directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE TARGET NOMINEES AS DIRECTORS, TO TAKE OFFICE UPON THE CLOSING.

      PROPOSAL 3: RATIFICATION AND APPROVAL OF ACQUISITION OF PHANTOM FIBER
                                   CORPORATION

Acquisition of Phantom Fiber Corporation

The Share Exchange Agreement provides, among other things, for the acquisition by the Company of Phantom Fiber pursuant to which the Company will acquire Phantom Fiber and its wholly owned subsidiary, Phantom Fiber Inc. The Company will issue 137,410,735 shares of its common stock to the shareholders of Phantom Fiber and 30,000,000 shares of its common stock and warrants to purchase 15,000,000 shares of its common stock to debenture holders of Phantom Fiber. Upon consummation of the exchange, the shareholders and debenture holders of Phantom Fiber will receive shares representing approximately 67% of the Company's post-acquisition outstanding capital stock. The ratification of the Agreement will also constitute approval of the transactions contemplated thereby.

      There are several reasons why our board is recommending that you approve the proposed acquisition. In 2003, we made the decision to dispose of the battery business and seek other business opportunities. The reason for this decision is that we felt that the Battery Business was going to require substantial working capital financing when it reached critical mass. Many of the initiatives we have developed will require substantial amounts of incremental financing. We believe that the type and level of financing required to make the Battery Business a success is more easily achieved by a more mature entity, with existing lines of credit and existing cashflows that can be utilized to offset initial cash operating losses. This type of financing would likely have had to come from equity financing or expensive debt instruments, both of which we believe are not in the best interests of the Company.


We are running out of cash to fund our day-to-day operations. Our officers have advised our board that it would be highly unlikely for us to fund the working capital requirements and cash operating losses from any other source other than equity or convertible debt. Our board concluded that the acquisition will likely make it easier for us to raise funds in the future. Pivotal's post-acquisition business will be devoted primarily to Phantom Fiber's business. The board considers this to be an area of potential high growth, which may attract equity investors more easily than our current business would.

Interests of Certain Persons in the Acquisition

      John Simmonds and Brian Usher-Jones (who serve as members of our board of directors) each hold CAD$100,000 of Phantom Fiber convertible debentures and will each receive 2,500,000 shares of our common stock and warrants to purchase another 1,250,000 shares of our common stock, in exchange for their Phantom Fiber convertible debentures, if this transaction is consummated.

      Carrie Weiler (one of our officers) holds CAD$25,000 of the Phantom Fiber Corporation convertible debentures and will receive 625,000 shares of our common stock and warrants to purchase another 312,500 shares of common stock, in exchange for her Phantom Fiber convertible debenture, if this transaction is consummated.

      Our board of directors were aware of these interests and felt that they did not present a material conflict.


Required Vote

The approval of this Proposal will require the affirmative vote of the holders of a majority of the Company's outstanding shares as of the Record Date.

Appraisal Rights of Stockholders

Our stockholders will not have rights of appraisal under the Delaware General Corporation Law, or DGCL, with respect to the merger because our common stock is traded on the NASD Over-The-Counter Bulletin Board.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ACQUISITION OF PHANTOM FIBER AND THE RATIFICATION OF THE SHARE EXCHANGE AGREEMENT.

PROPOSAL 4: APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE COMPANY'S NAME AND TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK

On April 23, 2004, the Board of Directors approved, and recommended for adoption by stockholders at this Meeting, an amendment to Article FIRST and Article FOURTH of the Company's Amended and Restated Certificate of Incorporation (the "Company Charter") to change the name of the Company to "Phantom Fiber Corporation" and to increase the authorized number of shares of common stock from 150,000,000 to 400,000,000, par value $.001 per share ("Common Stock"). For the reasons described below, the Board of Directors believes that it would be in the best interests of the Company and its stockholders to change the name of the Company and to increase the authorized Common Stock of the Company. To accomplish this name change and this increase in authorized shares, it is necessary to amend the applicable provisions of the Company Charter. The Company Charter currently reads as set forth in Appendix E.


REASONS FOR AMENDMENT


      The Company has recently entered into an agreement to purchase all of the outstanding shares of Phantom Fiber Corporation, a wireless software provider. The Board of Directors believes that changing the name of the Company to Phantom Fiber Corporation if and when the Closing occurs will better reflect the Company's focus after giving effect to the acquisition. Management believes that advertising and marketing campaigns for Phantom Fiber have been very successful and intends to continue to execute on these campaigns and to capitalize on the existing brand awareness.

The full text of Article FIRST of the Amended and Restated Certificate of Incorporation, as proposed to be amended, is as follows:

            FIRST. The name of the corporation is: Phantom Fiber Corporation.

As of March 31, 2004, the Company had issued and outstanding 82,704,871 shares of Common Stock and had reserved an additional 12,717,589 shares of Common Stock for issuance upon conversion of outstanding convertible debentures and the exercise of outstanding warrants and options. The proposed acquisition of Phantom Fiber Corporation requires issuing 167,410,735 shares of Common Stock to the shareholders and convertible debenture holders of Phantom Fiber (subject to adjustment under certain circumstances). Increasing the Company's authorized shares of Common Stock from 150,000,000 to 400,000,000 would allow the Company to proceed with the acquisition of Phantom Fiber Corporation. The increase in the number of authorized shares of Common Stock will allow the Company, after the issuances contemplated by the Phantom Fiber acquisition, to act promptly with respect to possible future financings, possible acquisitions, additional issuances under the Company's benefit plans, stock splits and other corporate purposes as may be approved by the Board of Directors.

Moreover, management believes that additional funding of the Phantom Fiber business will be required and may be best obtained through the sale of additional shares of Common Stock. Increasing the authorized number of shares of Common Stock to 400,000,000 will give the Company the flexibility to issue up to 104,666,805 additional shares over and above the number required for the Phantom Fiber acquisition and otherwise reserved.

Article FOURTH of the Company Charter currently provides as follows:

            FOURTH. The total number of shares of stock which the Corporation is authorized to issue is 150,000,000 shares of Common Stock, par value $.001 per share and 2,000 shares of Preferred Stock, par value $.001 per share.

            The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL. The Board of Directors is authorized to define the terms of the Preferred Stock and to increase or decrease the number of authorized shares of Preferred Stock by the affirmative vote of a majority of the Board of Directors of the Corporation.

If the proposed amendment is approved, then Article FOURTH of the Company Charter would be deleted and replaced in its entirety with the following:

            FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is four hundred million (400,000,000) shares of Common Stock, of the par value of One Tenth of One Cent ($0.001) each, amounting in the aggregate to Four Hundred Thousand Dollars ($400,000.00).

Section 242(a)(1) of the Delaware General Corporation Law provides that a corporation may amend its certificate of incorporation to change its corporate name. Furthermore, Section 242(a)(3) of the Delaware General Corporation Law provides that a corporation may amend its certificate of incorporation to increase or decrease its authorized capital stock. If Proposal Four is approved, then, on or prior to the closing of the Stock Exchange, the Company will file a certificate in substantially the form attached hereto as Appendix B with the Secretary of State of the State of Delaware reflecting the changes resulting from such amendment, such changes to become effective on the filing thereof. The Board of Directors intends to cause the proposed amendment to the Company Charter to be filed immediately prior to the closing of the Phantom Fiber acquisition if and only if it appears that all the other conditions to closing have been satisfied or waived. Following such filing, the legal name of the Company will be "Phantom Fiber Corporation," and the number of authorized shares of Common Stock will be Four Hundred Million (400,000,000).

Approval of Proposal No. Four will require the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as votes against Proposal No. Four.

Proxies solicited by the Board of Directors will be voted FOR this proposal, unless the stockholder specifies otherwise in such Proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL (ITEM 4 ON THE ENCLOSED PROXY CARD) OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE COMPANY'S NAME AND TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK.

   PROPOSAL 5: APPROVAL OF AMENDMENTS TO THE COMPANY'S 2000 STOCK OPTION PLAN

On January 5, 2000, the Board of Directors adopted the 2000 Stock Option Plan (the "Plan") effective as of January 5, 2000 and terminating on January 5, 2010. At a Special Meeting of Stockholders on February 29, 2000, the Plan was approved by the Company's stockholders.

The Board of Directors has adopted, subject to stockholder approval, amendments to the Plan. The amendments were adopted by the Board of Directors on April 23 and April 26, 2004. The amendments increase the aggregate number of shares of Common Stock issuable upon the exercise of options under the Plan from 3,000,000 to 20,000,000, limit option grants to any one individual in a calendar year to 2,000,000 shares, limit eligibility for options to key employees instead of all employees and allow the Board of Directors to act in the place of the committee that generally administers the Plan. As April 23, 2004, there were 1,000,000 options outstanding under the Plan.

The adoption of the amendments by the Board of Directors reflects a determination by the Board that ensuring the continued availability of a sufficient number of options available for grant under the Plan is important to the Company's ongoing and continuing efforts to attract and retain key senior management personnel and increase the interest of our executive officers and employees in our continuing success.

The Board of Directors believes that in order to continue to retain and attract qualified candidates for such positions who can contribute to the Company's growth and development, provided that the Common Stock Proposal is approved and therefore the acquisition of Phantom Fiber is completed, it will be necessary to increase the number of shares of Common Stock issuable under the Plan from 3,000,000 to 20,000,000, which would represent 5% of the authorized number of shares of Common Stock issuable by the Company if the Common Stock Proposal is approved.

The annual limitation to 2,000,000 shares and the limitation of option grants to key employees are intended to ensure the option grants under the Plan comply with an exemption from the deduction limitation of Section 162(m) of the Internal Revenue Code of 1986, as amended. Under Section 162(m), annual compensation to the Company's chief executive officer and four next highest paid executives is not deductible to the extent it exceeds $1,000,000. Income realized from stock options is excluded from this limitation if the plan satisfies certain requirements. Although the compensation currently paid to the Company's executives does not approach the $1,000,000 level, the Board of Directors nevertheless believes that the Plan should be drafted to qualify for the exemption.

To provide greater flexibility in the administration of the Plan, the Board of Directors amended the Plan to enable the Board of Directors to act for the Committee.

The following summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Appendix C.

Description of the Plan

The Plan is intended to help the Company and its subsidiaries or affiliates attract and retain employees (including officers), directors, consultants and independent contractors and to furnish additional incentives to such persons to enhance the value of the Company over the long term by encouraging them to acquire a proprietary interest in the Company.

Shares Subject to the Plan. Under the terms of the Plan, the Board is authorized to issue 3,000,000 shares of Common Stock, which will increase to 20,000,000 shares if stockholders approve the amendment to the Plan. Currently, no single person may acquire more than 25% of the aggregate number of shares reserved for issuance under the Plan. If stockholders approve the amendment to the Plan, no single person will be granted options in a calendar year with respect to more than 10% of the aggregate number of shares reserved for issuance under the Plan. Shares subject to options that expire or are cancelled unexercised shall again be available for grant under the Plan. In the event of certain corporate events, such as a stock split or reorganization, the Committee will, to the extent necessary and appropriate, adjust the number of shares available for grant under the Plan, the number and kind of shares subject to outstanding options and exercise price of outstanding options. The shares subject to the Plan may be authorized but unissued shares or shares acquired by the Company for purposes of the Plan. The closing price for a share of common stock on April 22, 2004 was $0.135.

Administration of the Plan. The Plan shall be administered by a committee of the Board of Directors (the "Committee"), consisting of two or more directors who are non-employee directors (as defined in Rule 16b-3 pursuant to the Securities Exchange Act of 1934) and, to the extent applicable, are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee has the authority to grant options and to determine, subject to certain restrictions, the terms of the options, including whether the option is an ISO or NQO (as described below), the exercise price per share of common stock purchasable under an option, when and for how long each option may be exercised, under what circumstances options may be settled, canceled, forfeited, exchanged or surrendered and may impose additional terms, conditions, restrictions and performance criteria relating to any option or its exercise. The Committee has the authority to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, options in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate (as such terms are defined in the Plan) or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations or accounting principles. The Committee (which need not be identical for each optionee) may make all other determinations deemed necessary or advisable for the administration of the Plan. The date on which the Committee adopts a resolution expressly granting an option shall be considered the day on which such option is granted. Pursuant to the amendment being submitted to stockholders for approval, the Board of Directors, in its discretion, may act as the Committee.

Eligibility. The Plan provides for the discretionary grant of options to purchase shares of common stock to key employees (including officers), directors, consultants and independent contractors of the Company and its present or future subsidiary and parent entities. The Company has no direct employees (expect three individuals who serve as officers), two directors, no consultants and no independent contractors. The granting of options is discretionary and it is not possible to determine how many options actually will be granted.

Option Grants. The Plan provides for the granting of stock options that qualify as incentive stock options ("ISOs," which are options that provide the option holder with favorable tax treatment) under Section 422 of the Internal Revenue Code of 1986, as amended and options that do not qualify as ISOs ("Nonqualified Options" or "NQOs"). The exercise price-per-share payable upon the exercise of each option granted under the Plan is to be determined by the Committee, provided that the exercise price of an ISO may not be less than the fair market value of the stock at the date of grant. If an ISO is granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price-per-share may not be less than 110% of the fair market value on the date of grant. The exercise price may be paid in cash, with shares of stock already owned by the individual or by means of a "cashless exercise."

Termination of employment. In general, an option will expire when the option recipient ceases to be an employee or director of, or an independent contractor with, the Company or any subsidiary or parent entity (or a successor company), except that the Committee generally will provide at the grant of an option that the option will remain exercisable for a limited period (but not later than the expiration date of such option) following the option recipient's termination of employment or death.

Change of control. In the event of a change in control of the Company, any and all options then outstanding shall become fully exercisable and vested, whether or not theretofore vested and exercisable.

U.S. Federal income tax consequences

The following is a description of the principal U.S. federal income tax consequences of options under the Plan based on present federal tax laws. Federal tax laws may change from time to time and future changes may significantly affect the federal income tax consequences described below. The description below does not purport to be a complete description of the tax consequences associated with options under the Plan applicable to any particular recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of options to vary. In addition, many of the individuals eligible to receive options under the Plan are not subject to U.S. tax, but may be subject to tax in other jurisdictions. Each recipient of an option should consult his or her personal tax adviser about the detailed provisions of the applicable tax laws and regulations.

In general, at the time an option is granted the recipient of the option -- whether an ISO or a NQO -- will not be deemed to receive any income and the Company will not be entitled to a federal tax deduction.

Nonqualified Options. When an option recipient exercises an NQO, he or she will recognize ordinary compensation income equal to the excess of (a) the fair market value on the exercise date of the shares received as a result of the option exercise over (b) the option exercise price

(whether paid in cash or paid through a sale of shares received on exercise through a broker-assisted cashless exercise), and the Company will be entitled to a tax deduction in that amount. The shares acquired by the option recipient upon exercise of the option will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of those shares, the option recipient will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares received upon exercise have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An option recipient's holding period for federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months is subject to tax at a maximum rate of 15% (5% for individuals in the 10% or 15% tax bracket). The Code currently provides that the tax rate on net long-term capital gain will change in future years: The 15% rate will increase to 20% in 2009 and the 5% rate will decrease to 0% in 2008 and then increase to 10% in 2009.

If all or any part of the exercise price of an option is paid by the option recipient with shares of Common Stock, no gain or loss will be recognized by the option recipient on the shares surrendered in payment. The number of new shares received on exercise of the option equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received (the excess of new shares received over the number of shares surrendered) on such exercise will be treated for federal income tax purposes (and taxed as described in the preceding paragraph) as though issued upon the exercise of the option for an exercise price equal to the consideration, if any, paid by the option recipient in cash. The option recipient will have ordinary income compensation equal to the fair market value of the balance of shares received on exercise less any cash paid on exercise. The Company's deduction will not be affected by whether the exercise price is paid in cash or in shares.

Incentive Stock Options. In general, an option recipient will not be deemed to receive any income at the time an ISO is exercised if the option recipient does not dispose of the shares within two years after the grant of the ISO and one year after the exercise of the ISO. In such a case, the gain or loss on a subsequent sale (the difference between the amount realized on the sale and the exercise price) will be a long-term capital gain or loss and will be subject to tax as described in the discussion of NQOs above. However, for purposes of computing the "alternative minimum tax" applicable to an option recipient, the option recipient will include in the option recipient's alternative minimum taxable income the amount the option recipient would have included in income if the ISO were an NQO (the amount by which the fair market value of the shares on the date of exercise exceed the option price). Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the option recipient's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQO.

If an option recipient sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the option recipient will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the option recipient, taxable as ordinary income, and the balance (if any) will be long- or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. The federal tax rate applicable to any long-term capital gain is as described above. If the option recipient sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the option recipient has held the shares for one year or less and otherwise will be a long-term capital loss.

If an option recipient uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of those shares for cash on the same date would have been a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case the tax consequences described above with respect to disqualifying dispositions would apply, except that any additional appreciation in the value of the stock that is not taxed as compensation income will not be recognized and thus no capital gain results on the additional appreciation as a result of the disqualifying disposition. The basis of the shares deemed to be received that are equal in number to the shares surrendered will be the basis of the surrendered shares increased by any reported compensation income as a result of the disqualifying disposition. Any additional shares actually received will have a basis equal to the amount of cash paid, if any, to exercise the new ISO. For purposes of determining capital gain treatment, the option recipient will have a carryover holding period with respect to those shares of stock deemed to be received that are equal in number to the shares used for payment, whereas the holding period of any additional shares of stock received will begin on the date that the new ISO is exercised. For purposes of receiving favorable ISO tax treatment, the holding period of all shares, including those shares deemed to be received and those actually received, will begin on the date the new ISO is exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the option recipient has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of the Company in which the disqualifying disposition occurs.

Withholding of Taxes. Whenever a participant is required to recognize taxable income for federal income tax purposes, the Company may be obligated to withhold amounts for the payment of federal, state and local taxes. The Company may take such action as it deems necessary to enable the withholding obligations to be met.

Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of the vesting or exercise of an option after the termination of an option recipient's employment by reason of death. In addition, various state laws and/or the laws of other applicable jurisdictions may provide for tax consequences that vary significantly from those described above.

Required Vote

The affirmative vote of a majority of the shares of Common Stock represented and voted at the Annual Meeting is required for approval of the amendments to the Company's 2000 Stock Option Plan. Abstentions will have the same effect as a vote "against" the amendments to the Company's 2000 Stock Option Plan, whereas broker non-votes are not considered to have been voted on this proposal.

Proxies solicited by the Board of Directors will be voted FOR the amendment to the Company's 2000 Stock Option Plan unless the stockholder specifies otherwise in such Proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE 2000 STOCK OPTION PLAN

             PROPOSAL 6: RATIFICATION OF INDEPENDENT PUBLIC AUDITORS

On February 27, 2003, the Board of Directors dismissed Pannell Kerr Forster PC ("PKF") of New York, New York as its principal accountants. PKF's reports on the financial statements of the company for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. PKF's reports dated April 9, 2002, and April 5, 2001 both contained a paragraph expressing substantial doubt about the Company's ability to continue as a going concern. Through the date of change in accountants, there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

On February 27, 2003, the Registrant retained Mintz & Partners LLP, of Toronto, Ontario, Canada, as the company's independent accountants to conduct an audit of the Registrant's financial statements for the fiscal years ending December 31, 2002 and 2003. This action was previously approved by the Board of Directors. A representative of Mintz & Partners is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

Required Vote

Ratification of the appointment of Mintz & Partners LLP requires the affirmative vote of a majority of the shares of Common Stock present at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF MINTZ & PARTNERS LLP.

                              STOCKHOLDER PROPOSALS

The deadline for submitting Stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is February 16, 2005. Such proposals must comply with the Company's By-Laws and the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To be properly submitted, the proposal must be received at the Company's principal executive offices, 144 Front Street West, Suite 580, Toronto, Ontario, Canada, M5J 2L7, no later than the deadline. In order to avoid controversy, Stockholders should submit any proposals by means, including electronic means, that permit them to prove the date of delivery.

In addition, Rule 14a-4 of the Exchange Act governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in this Proxy Statement. With respect to the Company's 2005 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal prior to May 2, 2005, the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

The deadlines described above are calculated by reference to a tentative June 16, 2005 meeting date. If the Board of Directors changes the date of next year's annual meeting by more than 30 days, the Board will, in a timely manner, inform the Stockholders of such a change and the effect of such a change on the deadlines given above by including a notice under Item 5 in the Company's earliest possible quarterly report on Form 10-QSB, or if that is impracticable, then by any means reasonably calculated to inform the Stockholders.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors was not aware that any matters not referred to in this Proxy Statement would be presented for action at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote all Proxies with respect to such matters in accordance with their judgment, unless otherwise restricted by law.

                                OTHER INFORMATION

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOUR EXPECT TO ATTEND THE MEETING, THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

IF YOU HAVE QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY COLLECT AT (905) 833-3838.

                                    By order of the Board of Directors,



                                    John G. Simmonds
                                    Chairman of the Board


King City, Ontario, Canada
June 16, 2004

                          INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           ----

         PIVOTAL FINANCIAL STATEMENTS FOR THE MOST RECENT INTERIM PERIOD

Condensed Consolidated Balance Sheet (unaudited)
as of March 31, 2004.......................................................F-1

Condensed Consolidated Statements of Operations (unaudited) for the three months ended March 31, 2004 and 2003.............................F-2

Condensed Consolidated Statements of Stockholders Equity
(unaudited) for the three months ended March 31, 2004 and 2003.............F-3

Condensed Consolidated Statements of Cash Flows (unaudited) for the three months ended March 31, 2004 and 2003.............................F-5

Notes of Condensed Consolidated Financial Statements (unaudited)...........F-6


           PIVOTAL FINANCIAL STATEMENTS FOR THE LAST TWO FISCAL YEARS

Independent Auditors' Report..............................................F-13

Consolidated Balance Sheets as of December 31, 2003.......................F-14

Consolidated Statements of Operations for the years ended
December 31, 2003 and 2002................................................F-15

Consolidated Statements of Changes in Stockholders' Deficiency
for the years ended December 31, 2003 and 2002............................F-16

Consolidated Statements of Cash Flows for the years ended
December 31, 2003 and 2002................................................F-19

Notes to Consolidated Financial Statements................................F-20


      PHANTOM FIBER FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR
                         AND MOST RECENT INTERIM PERIOD

Independent Auditors' Report for year ended October 31, 2002..............F-38

Consolidated Balance Sheet as of October 31, 2002.........................F-39

Consolidated Statement of Income for the period January 7, 2002 to October 31, 2002.......................................................F-40

Consolidated Statement of Deficit for the period January 7, 2002 to October 31, 2002.......................................................F-41

Consolidated Schedule of Deferred Costs for the period
January 7, 2002 to October 31, 2002.......................................F-42

Notes to Consolidated Financial Statements as of October 31, 2002.........F-43

Independent Auditors' Report for year ended October 31, 2003..............F-45

Consolidated Balance Sheets as of October 31, 2003........................F-46

Consolidated Statements of Operations for the year ended October
31, 2003..................................................................F-47

Notes to Consolidated Financial Statements as of October 31, 2003.........F-48

Schedule of Deferred Development Costs for the year ended
Oceober 31, 2003..........................................................F-54

Condensed Consolidated Balance Sheet (unaudited) as of March 31,
2004......................................................................F-55

Condensed Consolidated Statement of Operations (unaudited) for the five months ended March 31, 2004......................................F-56

Notes of Condensed Consolidated Financial Statements as at March
31, 2004 (unaudited)......................................................F-57

                         PRO FORMA FINANCIAL STATEMENTS

Introduction..............................................................F-58

Pro Forma Condensed Consolidated Balance Sheets as of December
31, 2003 and as of March 31, 2004 (unaudited).............................F-59

Notes to Unaudited Pro Forma Condensed Consolidated Financial
Statements................................................................F-63

                     Pivotal Self-Service Technologies Inc.

                      Condensed Consolidated Balance Sheet
                                 March 31, 2004
                                   (UNAUDITED)

ASSETS

Current Assets:
   Cash                                                         $      2,120
   Notes receivable                                                  180,000
   Marketable securities (note 8)                                    923,800
   Assets of discontinued operations (note 7)                         55,467
-------------------------------------------------------------------------------
Total current assets                                               1,161,387
-------------------------------------------------------------------------------

   Assets of discontinued operations (note 7)                         75,700
-------------------------------------------------------------------------------
TOTAL ASSETS                                                      $1,237,087
-------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                                               $   31,600
   Accrued expenses - interest                                        29,900
   Accrued expenses - professional fees                               34,516
   Accrued expenses - directors' fees                                 18,300
   Accrued expenses - other                                           24,782
   Notes payable (note 6)                                            147,725
   Senior subordinated convertible debentures
   (note 5)                                                           91,500
   Liabilities of discontinued operations (note 7)                   318,263
-------------------------------------------------------------------------------
Total current liabilities                                            696,586

Stockholders' equity
   Common stock, $.001 par value, 150,000,000
   shares authorized, 82,704,871 shares, issued
   and outstanding at March 31, 2004.                                 82,705
   Preferred stock, $100 par value, 8%,
   non-voting, convertible, redeemable, 2,000
   shares authorized, No shares issued and
   outstanding                                                             -
   Additional paid-in capital                                      8,715,084
   Common stock subscribed                                            62,200
   Accumulated deficit                                            (9,146,487)
   Accumulated other comprehensive income                            826,999
-------------------------------------------------------------------------------
Total stockholders' equity                                           540,501
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $1,237,087
-------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                     Pivotal Self-Service Technologies Inc.

 Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
                                   (UNAUDITED)


                                                                     Three Months Ended
                                                                          March 31,
                                                             ------------------------------------
                                                                 2004                    2003
                                                                 ----                    ----

Operating expenses:
   General and administrative expenses                       $     51,137            $     92,017
   Occupancy                                                        3,420                   7,543
   Interest                                                        61,874                  11,269
                                                             ------------            ------------
Total operating expenses                                          116,431                 110,829

Other expense
   Foreign exchange loss                                            1,188                  19,537
   Non-cash financing expense                                        --                    11,064
   Gain on disposal of marketable securities                     (262,025)                   --
                                                             ------------            ------------
Total expenses                                                   (144,406)                141,430
                                                             ------------            ------------

Net income (loss) before discontinued operations                  144,406                (141,430)

Discontinued operations:
   (Loss) from operations of discontinued                         (31,105)                (26,094)
   operations, net of tax
   Gain on disposal of subsidiary, net of tax                        --                     5,868
                                                             ------------            ------------
Income from discontinued operations                               (31,105)                (20,226)
                                                             ------------            ------------

Net income (loss)                                            $    113,301            $   (161,656)
                                                             ============            ============


Basic earnings (loss) per share of common stock:
Weighted average number of common shares
outstanding                                                    80,158,356              60,401,106
   Basic earnings (loss) per share                           $     0.0014            $    (0.0026)
   Earnings (loss) from continuing operations                $     0.0018            $    (0.0023)
   Earnings (loss) from discontinued operations              $    (0.0004)           $    (0.0003)
Diluted earnings (loss) per share of common stock:
Weighted average number of common shares
outstanding                                                    89,893,945              69,738,621
   Diluted earnings per share                                $     0.0013                    --
   Diluted earnings from continuing operations               $     0.0016                    --
   Diluted (loss) from discontinued operations               $    (0.0003)                   --


                                                            Comprehensive
                                                            Income (Loss)
                                                            ------------

Net income (loss)                                            $    113,301            $   (161,656)
Other comprehensive income (loss):
Unrealized holding (loss)on marketable
securities                                                       (917,025)                   --
Foreign exchange translation gain (loss)                            4,567                   6,510
                                                             ------------            ------------
Comprehensive (loss)                                         $   (799,157)           $   (155,146)
                                                             ------------            ------------

                 See accompanying notes to financial statements.

                     Pivotal Self-Service Technologies Inc.
            Condensed Consolidated Statements of Stockholders' Equity
                                   (UNAUDITED)


                                                                                       Accumulated
                                Common Stock      Common     Additional                   Other            Total
                            -------------------    Stock      Paid-in    Accumulated   Comprehensive    Stockholders'
                              Shares    Amount   Subscribed   Capital      Deficit        Income           Equity
                           ----------------------------------------------------------- -----------------------------

Balance,
December 31, 2002           53,953,606  $53,953    252,750   8,039,213   (8,521,262)            -         (175,346)

Issuance of common
stock for business
assets acquires              6,000,000    6,000   (240,000)    234,000            -             -                -

Issuance of common
stock in connection
with private placements      4,410,000    4,410          -      83,790            -             -           88,200

Common stock subscribed              -        -    109,800           -            -             -          109,800

Adjustment arising from
warrants issued                      -        -          -      11,063            -             -           11,063

Adjustment arising from
foreign exchange
translation gain                                                                            6,510            6,510

Net loss for year three
month period ended March
31, 2003                             -        -          -           -     (161,656)            -         (161,656)

                           ----------------------------------------------------------- -----------------------------
Balance, March 31, 2003     64,363,606  $64,363    122,550   8,368,066   (8,682,918)        6,510         (121,429)
                           ----------------------------------------------------------- -----------------------------


                 See accompanying notes to financial statements.

                     Pivotal Self-Service Technologies Inc.
            Condensed Consolidated Statements of Stockholders' Equity
                                   (UNAUDITED)


                                                                                            Accumulated
                                 Common Stock         Common     Additional                     Other            Total
                            ----------------------    Stock       Paid-in      Accumulated  Comprehensive    Stockholders'
                              Shares        Amount  Subscribed    Capital        Deficit       Income           Equity
                            ----------------------------------------------------------------------------------------------
Balance,
December 31, 2003           78,911,841      78,912     90,200     8,646,447    (9,259,788)     1,739,457       1,295,228

Issuance of common stock
for trade name                 500,000         500    (10,000)        9,500             -              -               -

Issuances of common stock
in connection with
private placement            3,293,030       3,293    (62,430)       59,137             -              -               -

Common stock subscribed              -           -     44,430             -             -              -          44,430

Adjustment arising from
unrealized loss on
marketable securities                -           -          -             -             -       (917,025)       (917,025)

Adjustment arising from
foreign exchange
translation gain                                                                                   4,567           4,567

Earnings for the three
month period ended March
31, 2004                             -           -          -             -       113,301              -         113,301
                            ---------------------------------------------------------------------------------------------
Balance, March 31, 2004     82,704,871      82,705     62,200     8,715,084    (9,146,487)       826,999         540,501
                            ---------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

                     Pivotal Self-Service Technologies Inc.
                 Condensed Consolidated Statements of Cash Flows
                                   (UNAUDITED)

                                                           Three Months Ended
                                                                March 31,
                                                         -----------------------
                                                           2004         2003
                                                           ----         ----

Net cash used in operations
   Net income (loss)                                     $ 113,301    $(161,656)
   Adjustments to reconcile net loss to net
   cash (used in)
     operating activities:
      Depreciation and amortization                           --             40
      Gain on disposal of marketable securities           (262,025)        --
      Foreign exchange loss                                  1,188       19,537
      Non-cash financing expense                              --         11,064
Changes in operating accounts, net of acquisition
and disposition:
      Accounts receivable                                     --       (275,588)
      Inventory                                               --        (40,185)
      Deposits                                                --       (101,500)
      Due from related parties                              40,702     (128,684)
      Other current assets                                    --         (1,970)
      Accounts payable and accrued expenses                (10,227)      73,681
                                                         ---------    ---------
Net cash (used in) operating activities                   (117,061)    (605,261)
                                                         ---------    ---------
Cash flows from investing activities:
   Purchase of fixed assets                                   --         (1,069)
   Acquisition of subsidiary                                  --           --
                                                         ---------    ---------
Net cash (used in) investing activities                       --         (1,069)
                                                         ---------    ---------
Cash flows from financing activities:
   Proceeds from common stock subscribed                    44,430         --
   Proceeds from sale of common stock                         --        198,000
   Proceeds (repayment) of loans and advances              (17,441)     392,771
                                                         ---------    ---------
Net cash provided by financing activities:                  26,989      590,771
                                                         ---------    ---------

Increase (decrease) in cash                                (90,072)     (15,559)
Cash, beginning of period                                   92,192       38,677
                                                         ---------    ---------
Cash, end of period                                      $   2,120    $  23,118
                                                         ---------    ---------


Non cash financing activities:

During the three month period ended March 31, 2004, the Company:

o Transferred 130,000 shares of Wireless Age Communications, Inc. (recorded in marketable securities) in settlement of notes payable including principal and accrued interest totaling $281,200.

o Transferred intangible assets valued at $180,000 to a related party in exchange for the return of 6,000,000 shares of the Company' common stock, which in turn the Company transferred the common stock to another related party in exchange for a promissory note of $180,000

During the quarter ended March 31, 2003, the Company recorded a non-cash financing expense of $11,064 reflecting amortization of the fair value of 7,000,000 warrants issued pursuant to loan agreements.


                 See accompanying notes to financial statements.

                     Pivotal Self-Service Technologies Inc.

              Notes to Condensed Consolidated Financial Statements
                                 March 31, 2004
                                   (Unaudited)

Note 1 - Recent Developments
----------------------------

      On April 21, 2004, the Company entered into a Purchase Agreement to acquire Phantom Fiber Corporation (Phantom Fiber). The Phantom Fiber acquisition is subject to attaining the consent of stockholders to certain matters to be presented at a stockholders meeting. The acquisition shall close within seven days of the meeting, subject to obtaining the required consents.

      Pursuant to the agreement, in consideration for all of the issued and outstanding securities of Phantom Fiber, upon closing, the Company will issue 137,410,735 common shares to the Phantom Fiber shareholders and the Company will issue another 30,000,000 common shares and warrants to purchase 15,000,000 additional common shares in exchange for subordinated convertible debentures of Phantom Fiber.

      The common stock issuable pursuant to the agreement exceeds the number of shares that the Company is authorized to issue. Therefore the Board of Directors of the Company is seeking the stockholders' approval to increase in the number of shares that the Company is authorized to issue from 150,000,000 to 400,000,000.

      Pursuant to the agreement, Jeff Halloran, Graham Simmonds, Gordon Fowler and Stephen Gesner have been nominated for election to the Company's Board of Directors. At closing John Simmonds and Brian Usher-Jones will resign as Directors. In connection with the acquisition, John G. Simmonds, Gary N. Hokkanen and Carrie J. Weiler have agreed to resign, effective as of the closing, as Chief Executive Officer, Chief Financial Officer and Corporate Secretary, respectively, and will be replaced by Jeff Halloran as Chief Executive Officer and Vince Bulbrook as Chief Financial Officer and Corporate Secretary. Also in connection with the acquisition, the Company has agreed to change its name from Pivotal Self-Service Technologies Inc. to Phantom Fiber Corporation. In order to attract and retain strong management the Company also plans to amend its 2000 Stock Option Plan.

Note 2 - Basis of Presentation and business operations
------------------------------------------------------

GOING CONCERN AND BASIS OF PRESENTATION

      The condensed unaudited consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business. As shown in the accompanying financial statements, the Company has an accumulated deficit of $9,146,487 at March 31, 2004. As a result, substantial doubt exists about the Company's ability to continue to fund future operations using its existing resources.

      In order to ensure the success of the new business, the Company is dependent upon the ability to realize substantial value from its investment in available for sale securities.

      The accompanying condensed unaudited consolidated financial statements of Pivotal Self-Service Technologies Inc., (the "Company" or "Pivotal"), have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Item 310(b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management of Pivotal Self-Service Technologies Inc., all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2004, are not necessarily indicative of the results that may be expected for the year ending December 31, 2004. For further information, refer to the financial statements and footnotes thereto included in the Company's annual report on Form 10-KSB for the year ended December 31, 2003.

BUSINESS OPERATIONS

      The business of Pivotal Self-Service Technologies Inc. ("Pivotal" or the "Company")(formerly known as Wireless Ventures Inc. and Hycomp, Inc.) is conducted through its wholly-owned Canadian subsidiary Prime Battery Products Limited ("Prime Battery"). On December 31, 2002, Pivotal, through a newly incorporated wholly-owned subsidiary named Prime Battery completed the acquisition of certain business assets of DCS Battery Sales Ltd. ("DCS Battery"). Prime Battery distributes value priced batteries and other ancillary products to dollar stores in North America.

      The Company also conducted its business during part of fiscal 2003 through another wholly-owned subsidiary called Prime Wireless Corporation. ("Prime Wireless") which was in the business of earning sales commissions from selling Vertex-Standard two way radio products in Canada, under an exclusive distribution agreement. During the three month period ended March 31, 2003, the Company disposed of all the issued and outstanding shares of Prime Wireless.

      During fiscal 2003 management with the consent of the Board of Directors decided to dispose of the battery business. The operating results of Prime Wireless in 2003 and Prime Battery in 2003 have been classified as discontinued operations. The assets and liabilities of Prime Battery have been separately disclosed as held for sale.

Note 3 - Battery Business Operations
------------------------------------

      In 2004, as part of the continuing steps to dispose of the battery business, the Company transferred certain intellectual property rights representing the Canadian dollar store customer lists to David C. Simmonds in exchange for the 6,000,000 common shares of the Company that were issued to him on December 31, 2002 in the battery business acquisition. Immediately upon the completion of this transaction the Company transferred the securities to a related party A.C. Simmonds & Sons division of Wireless Source Distribution Ltd (a wholly owned subsidiary of Wireless Age Communications, Inc.) in exchange for a $180,000 promissory note of Wireless Source. The note becomes due on December 31, 2004.

Note 4 - Summary of Significant Accounting Policies
---------------------------------------------------

      Use of estimates

      The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates.

      Revenue recognition

      Revenue from product sale is recognized when the rights of ownership of the product are transferred to the purchaser on shipment or delivery and collection is reasonably assured.

      Shipping and delivery costs

      The Company includes shipping and delivery costs in cost of goods sold.

      Allowance for Doubtful Accounts

      The Company records an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. The criteria for allowance provision are determined based on historical experience and the Company's assessment of the general financial conditions affecting its customer base. If the Company's actual collections experience changes, revisions to the allowance may be required.

      Acquisitions and business combinations

      The Company accounts for acquisitions and business combinations under the purchase method of accounting. The Company includes the results of operations of the acquired business from the acquisition date. Net assets of the companies acquired are recorded at their fair value at the acquisition date. The excess of the purchase price over the fair value of net assets acquired are included in intangible assets in the accompanying consolidated balance sheets.

      Intangibles and goodwill

      The Company regularly reviews all of its long-lived assets, including goodwill and other intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important that could trigger an impairment review include, but are not limited to, significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the acquired assets or the strategy for the Company's overall business, and significant negative industry or economic trends. When management determines that an impairment review is necessary based upon the existence of one or more of the above indicators of impairment, the Company measures any impairment based on a projected discounted cash flow method using a discount rate commensurate with the risk inherent in our current business model. Significant judgement is required in the development of projected cash flows for these purposes including assumptions regarding the appropriate level of aggregation of cash flows, their term and discount rate as well as the underlying forecasts of expected future revenue and expense. To the extent that events or circumstances cause assumptions to change, charges may be required which could be material.

      Investment

      The Company's investment in marketable securities is classified as available for sale securities. Unrealized holding gains and losses are reported as a net amount in a separate component of shareholders' equity until realized.

      Income taxes

      The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are determined based on temporary differences between the financial statement and tax bases of assets and liabilities and net operating loss and credit carryforwards using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. A provision for income tax expense is recognized for income taxes payable for the current period, plus the net changes in deferred tax amounts.

      Financial instruments

      The fair values of the financial assets and liabilities are indicated by their carrying value.

      Earnings or loss per share

      For the three month period ended March 31, 2004 earnings per share has been computed using the net income for the year divided by the weighted average number of shares outstanding.

      Foreign currency

      The functional currency of the company is the U.S. dollar and the functional currency of the wholly owned subsidiary located in Canada is the Canadian dollar. Assets and liabilities of this subsidiary are translated to U.S. dollars at year-end exchange rates and income statement items are translated at the exchange rates present at the time such transactions arise. Resulting translation adjustments, if material, are recorded as a separate component of accumulated other comprehensive income, a component of stockholders' equity (deficit).

      Comprehensive income

      Comprehensive Income includes the net exchange differences arising from the translation of Canadian dollar denominated subsidiaries into US dollars and accumulated unrealized holding gains and losses on the Company's available for sale securities.

      Recent Accounting Pronouncements

      In April 2003, the Financial Accounting Standards Board ("FASB") issued SFAS 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". This Statement improves and clarifies financial reporting for derivative instruments and hedging activities under SFAS 133 "Accounting for Derivative Instruments and Hedging Activities".

      In May 2003, the FASB issued SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This Statement requires a number of defined financial instruments to be classified as liabilities instead of equity.

      Management does not expect that the adoption of SFAS 149 and 150 will have a material effect on the Company's operations or financial position.

Note 5 - Senior Subordinated Convertible Debentures
---------------------------------------------------

      The senior subordinated convertible debentures totaling $91,500 at March 31, 2004, are subordinated to all other indebtedness, and bear interest at 8% payable in arrears annually commencing March 6, 2001. The principal portions mature on March 6, 2005. Each $0.25 of principal is convertible into one share of common stock and one three year warrant to purchase an additional share of common stock at an exercise price of $0.50 per share. Management had determined that the value attached to the conversion feature and the related warrants is insignificant and, therefore has not made an adjustment to the debentures' carrying amount for these features. No payments of interest have been made by the Company. The notes are technically in default and therefore have been classified as current liabilities.

Note 6 - Notes Payable
----------------------


             Non-interest bearing note payable (a)   $57,500

             5 year non-interest bearing note
             payable (b)                              90,225

             Total                                  $147,725

(a) In 2001, the Company restructured a $416,821 payable with a creditor, whereby $76,821 was forgiven, $180,000 was satisfied through the issuance of 1.8 million shares of the Company's common stock, and a note payable of $160,000 was issued and has since been paid down to $57,500.

(b) In 2002, the Company issued a non-interest bearing note payable to an affiliate for $120,000 payable over 5 years at $2,000 per month commencing July 1, 2002 (this note was discounted to $106,000 representing its present value using a 5% discount rate and has been paid down to $90,225). The Company issued this note as part of the acquisition of Prime Wireless that was later disposed of on March 13, 2003.

Note 7 - Discontinued Operations
--------------------------------

      The Company has accounted for the disposition of Prime Wireless in accordance with Financial Accounting Standards Board ("FASB") Statement No.
144. Under FASB No. 144 the net gain or loss from the disposition of these assets is classified as discontinued operations in the Consolidated Statements of Operations.

      In 2003, the Board of Directors made the decision to dispose of the battery business and seek other business opportunities.

      Accounting for the discontinued operations for the three month periods ended March 31, 2004 and 2003 is summarized below:

                                                       2004      2003
                                                       ----      ----

        Loss from Prime Battery operations           (31,105)   (41,340)
        Income from Prime Wireless operations           --       15,246
                                                     -------    -------
        Loss from operations of
        discontinued operations, net of tax          (31,105)   (26,094)
                                                     -------    -------

        Gain on disposal of Prime Wireless              --        5,868
                                                     -------    -------
        Gain on disposal of subsidiary, net of tax      --        5,868
                                                     -------    -------

        Loss from discontinued operations            (31,105)   (20,226)
                                                     =======    =======

Prime Wireless
--------------

      On March 13, 2003, the Company disposed of its investment in Prime Wireless and related assets to another publicly traded company in exchange for 1,500,000 common shares of the purchaser (of which 750,000 shares were transferred, pursuant to the June 7, 2002 purchase and sale agreement, to the related party that the Company acquired Prime Wireless from).

      The proforma financial operating results, assuming the Prime Wireless acquisition was made as of the January 1, 2002, have not been included herein due to the sale of Prime Wireless subsequent to year end on March 13, 2003 and that proforma information would not materially add to the disclosure.

      The discontinued operations of Prime Wireless are summarized as follows:

                                                          2003
                                                          ----

              Revenues
              Commission income                         $ 26,322
              Sales                                           16
                                                        --------
              Total revenues                              26,338
              Less:
              Cost of sales                                 --
                                                        --------
              Gross profit                                26,338
                                                        --------

              Operating expenses                          11,474
                                                        --------
              Operating income                            14,864

              Depreciation                                    48
              Foreign exchange gain                         (430)
                                                        --------
              Net income from discontinued operations   $ 15,246
                                                        ========

Prime Battery
-------------

      The discontinued operations of Prime Battery are summarized as follows:

                                                    2004        2003
                                                    ----        ----

       Revenues
       Sales                                     $   2,259    $ 433,700
       Royalties                                     6,597         --
                                                 ---------    ---------
       Total revenues                                8,856      433,700
       Less:
       Cost of sales                                 2,259      368,360
                                                 ---------    ---------
       Gross profit                                  6,597       65,340
                                                 ---------    ---------

       Operating expenses                              151       83,614
                                                 ---------    ---------
       Operating income                              6,446      (18,274)

       Depreciation                                    833           40
       Interest                                     36,718       23,026
                                                 ---------    ---------
       Net income from discontinued operations   $ (31,105)   $ (41,340)
                                                 =========    =========


Note 8 - Marketable Securities
------------------------------

      As described in Note 6, the Company disposed of the Prime Wireless subsidiary and received, net 750,000, common shares of a publicly traded entity called Wireless Age Communications, Inc. (OTCBB:WLSA). The securities held by the Company represent a 3.7% ownership position in Wireless Age.

      On January 23, 2004, the Company transferred 50,000 of the Wireless Age shares to an affiliate of the Company who had provided a loan of $123,129 to the Company in November 2002. The transfer of these shares was in payment of the $162,000 loan ($123,129 principal plus accrued interest of $38,871). The Company also agreed to adjust the number of shares in event that the closing share price is less than $3.00 on the earlier of; i) the date which the shares become freely trading under securities legislation, or ii) the date the shares are freely tradeable under a registration statement.

      On March 31, 2004, the Company also transferred 40,000 of the Wireless Age shares each to two affiliates of the Company who had each provided $50,000 90 day loans to the Company in complete repayment of the loans ($50,000 principal plus accrued interest of $9,600 each).

      During 2003 the Company changed the classification of these securities from held to maturity to available for sale. The Company plans to dispose of these securities over the next twelve months in order to finance the growth of the Phantom Fiber business. These securities are currently restricted however the Company believes it will have the ability to dispose of all of the shares under regulatory rules within twelve months.

      Unrealized holding gains and losses are shown separately as a component of shareholders' equity. During the three month period ended March 31, 2004 the share price of these securities declined from $2.48 at the beginning of the period to $1.49 at the end. Accordingly the securities have been valued within current assets at $923,800 and the Company recorded an unrealized holding loss of $917,025 during the quarter.

Note 9 - Due to Related Parties
-------------------------------

      Amounts due to/from affiliates, which are included in accounts payable, generally result from transactions with companies under common control and are non-interest bearing with no specific terms for repayment.

      On January 23, 2004, the Company transferred 50,000 Wireless Age Communications, common shares (marketable securities) to a related party (related by virtue of their ownership position in the Company), in repayment of a promissory note of $162,000. The Company also agreed to adjust the number of shares in event that the closing share price is less than $3.00 on the earlier of; i) the date which the shares become freely trading under securities legislation, or ii) the date the shares are freely tradeable under a registration statement.

      On March 31, 2004, the Company transferred 40,000 Wireless Age Communications, Inc. common shares of marketable securities, each to two related parties (related by virtue of being children of a director) in repayment of $59,600 loans.

Independent Auditor's Report
----------------------------

To the Directors of
Pivotal Self-Service Technologies Inc.

We have audited the accompanying consolidated balance sheet of Pivotal Self-Service Technologies Inc., as of December 31, 2003, and the related consolidated statements of operations, changes in stockholders' deficiency and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pivotal Self-Service Technologies Inc. at December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

As described in the notes, the accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. At December 31, 2003 the Company had an accumulated deficit of $9,259,788. The continued operating losses raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the going concern assumption not being applicable.

Toronto, Ontario
March 29, 2004                           Mintz & Partners, LLP
                                         Chartered Accountants


                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                           CONSOLIDATED BALANCE SHEET
                             AS AT DECEMBER 31, 2003

                                   A S S E T S

CURRENT

   Cash                                                                  $    92,192
   Due from related parties (note 8)                                          40,702
   Marketable securities (note 3)                                          1,860,000
   Assets of discontinued operations (note 5)                                122,452
                                                                         -----------
TOTAL CURRENT ASSETS                                                       2,115,346

ASSETS OF DISCONTINUED OPERATIONS (note 5)                                   256,276
                                                                         -----------

TOTAL ASSETS                                                             $ 2,371,622
                                                                         ===========

           L I A B I L I T I E S A N D S T O C K H O L D E R S' EQUITY


CURRENT LIABILITIES
   Accounts payable                                                      $    22,938
   Accrued liabilities
      Interest, including amounts owed to affiliates
      of $22,112 (note 7)                                                     50,187
      Professional fees                                                       38,978
      Director's fees                                                         18,300
      Other                                                                   24,782
   Notes payable (note 7)                                                    448,856
   Senior subordinated convertible debentures (note 6)                        91,500
   Liabilities of discontinued operations (note 5)                           380,853
                                                                         -----------

TOTAL CURRENT LIABILITIES                                                  1,076,394
                                                                         -----------

STOCKHOLDERS' EQUITY
Preferred stock, $100 par value, 8%, non-voting, convertible,
2,000 shares authorized, no shares issued and outstanding                       --
Common stock, $.001 par value, 150,000,000 shares authorized,
78,911,841 shares issued and outstanding (note 11)                            78,912
Common stock subscribed (note 11)                                             90,200
Additional paid-in capital                                                 8,646,447
Accumulated deficit                                                       (9,259,788)
Accumulated other comprehensive income (note 3)                            1,739,457
                                                                         -----------

   TOTAL STOCKHOLDERS' EQUITY                                              1,295,228
                                                                         -----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 2,371,622
                                                                         ===========


                             See Accompanying Notes

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                        For the Years Ended
                                                           December 31,
                                                   -----------------------------
                                                       2003            2002
                                                       ----            ----

Revenues                                           $       --      $     13,162

Operating expenses
   Selling, general and administrative                  481,725          82,762
   Occupancy                                             21,415          40,096
   Interest (notes 6 and 7)                              60,630          25,529
                                                   ------------    ------------
      Total operating expenses                          563,770         148,387

Other (income) expense
   Non-cash financing expense (note 9)                  250,432          92,000
   Realized loss/write down of marketable
   securities (note 3)                                     --            14,400
   Gain on extinguishment of debt                      (296,921)           --
                                                   ------------    ------------

      Total expenses                                    517,281         254,787
                                                   ------------    ------------

Loss before discontinued operations                    (517,281)       (241,625)

Discontinued operations (note 5)
   Income (loss) from operations of discontinued
   operations, net of tax                              (221,245)         18,913
   Gain from management fee forgiveness                    --            54,037
   Gain on disposal of subsidiary, net of tax              --            39,003
                                                   ------------    ------------
Income (loss) from discontinued operations             (221,245)        111,953
                                                   ------------    ------------

Loss                                               $   (738,526)   $   (129,672)
                                                   ============    ============

Loss per share of common stock (note 2)
Weighted average number of common shares
outstanding (note 2)                                 68,992,732    $ 45,917,502
   Loss per share                                  $     (0.012)   $      (0.00)
   Loss from continuing operations                 $     (0.009)   $      (0.00)
   Loss from discontinued operations               $     (0.003)   $      (0.00)


                             See Accompanying Notes

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
                           DECEMBER 31, 2003 AND 2002


                                                                                                 Accumulated
                                 Common Stock            Common       Additional                    Other           Total
                            ----------------------        Stock        Paid-in     Accumulated   Comprehensive   Stockholders'
                              Shares        Amount     Subscribed      Capital       Deficit        Income          Equity
                            --------------------------------------------------------------------------------------------------
Balance,
December 31, 2001            43,042,306     $43,042       41,250      7,768,109    (8,391,552)          -         (539,151)

Issuance of commonstock
in connection with
private placements            9,950,000       9,950      (22,500)       131,550             -           -          119,000

Adjustment arising from
warrants issued pursuant
to notes payable (note 12)                                               92,000                                     92,000

Issuance of common stock
in connection with
services provided               420,000         420      (18,750)        21,030             -           -            3,000

Issuance of common stock
in settlement of
outstanding debts (note 14)     541,300         541            -         26,524             -           -           27,065

Common stock subscribed
(note 12)                             -           -      252,750              -             -           -          252,750

Net loss for year ended
December 31, 2002                     -           -            -              -      (129,710)          -         (129,710)

Balance,
December 31, 2002            53,953,606     $53,953      252,750      8,039,213    (8,521,262)          -         (175,346


                             See Accompanying Notes

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
                           DECEMBER 31, 2003 AND 2002


                                                                                                   Accumulated
                                 Common Stock            Common       Additional                      Other           Total
                            ----------------------        Stock        Paid-in      Accumulated    Comprehensive   Stockholders'
                              Shares        Amount      Subscribed     Capital        Deficit         Income          Equity
                            -----------------------------------------------------------------------------------------------------
Balance,
December 31, 2002            53,953,606     $53,953       252,750     8,039,213      (8,521,262)            -        (175,346)

Issuance of common stock
for business assets
acquired                      6,000,000       6,000      (240,000)      234,000               -             -               -

Issuance of commonstock
in connection with
private placements           16,377,500      16,378       (12,750)      311,173               -             -         314,800

Common stock subscribed
for trade-name and other
intellectual property
rights                                -           -        10,000             -               -             -          10,000

Issuance of common stock
in connection with
conversion of debentures      2,580,735       2,581             -        61,937               -             -          64,518

Adjustment arising from
warrants issued pursuant
to notes payable
(note 12)                             -                                 158,042                                       158,042

Adjustment arising from
settlement with notes
payable                               -           -             -      (236,794)              -             -        (236,794)

Adjustment arising from
conversion of debentures              -           -             -        78,876               -             -          78,876
Adjustment arising from
valuation of available
for sale securities                   -           -             -             -               -     1,743,526       1,743,526

Adjustment arising from
foreign exchange
translation losses                                                                                     (4,069)         (4,069)


                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
                           DECEMBER 31, 2003 AND 2002

                                                                                                   Accumulated
                                 Common Stock            Common       Additional                      Other           Total
                            ----------------------        Stock        Paid-in      Accumulated    Comprehensive   Stockholders'
                              Shares        Amount      Subscribed     Capital        Deficit         Income          Equity
                            ----------------------------------------------------------------------------------------------------

Common stock subscribed               -           -        80,200             -               -             -          80,200

Net loss for year ended
December 31, 2003                     -           -             -             -        (738,526)            -        (738,526)

-------------------------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2003            78,911,841     $78,912        90,200     8,646,447      (9,259,788)    1,739,457       1,295,228
-------------------------------------------------------------------------------------------------------------------------------


                             See Accompanying Notes

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                            STATEMENTS OF CASH FLOWS


                                                           For the Years Ended
                                                              December 31,
                                                         -----------------------
                                                            2003         2002

Cash flows from operating activities
   Net (loss)                                            $(738,526)   $(129,672)
   Adjustment to reconcile net (loss) to net cash
   (used) by operating activities
      Common stock issued and subscribed for
      services                                                --         21,450
      Common stock issued in rent settlement                  --         27,065
      Cancellation of indebtedness                        (296,921)        --
      Provision for note receivable                         40,000         --
      Non-cash financing expense (note 9)                  250,432       92,000
      Realized loss /write down of marketable
      securities (note 3)                                     --         14,400
   Changes in operating assets and liabilities
      Receivables                                          122,129     (120,575)
      Other receivable                                        --        (40,000)
      Prepaid expenses                                        --          5,879
      Accounts payable                                     (74,511)     (40,879)
      Due from related parties                             (68,058)        --
      Accrued expenses                                      67,628      (12,889)
                                                         ---------    ---------
         Net cash (used) by operating activities          (664,033)    (182,681)
                                                         ---------    ---------

Cash flows used in investing activities
   Acquisition and disposal of subsidiaries                261,466       (6,577)
                                                         ---------    ---------
   Net (cash used in) provided by investing
   activities                                              261,466       (6,577)
                                                         ---------    ---------

Cash flows from financing activities
   Change in bank overdraft                                   --        (11,839)
   Proceeds from issuance of notes payable                  61,082      126,774
   Proceeds from common stock subscribed                    80,200         --
   Proceeds from issuance of common stock                  314,800      113,000
                                                         ---------    ---------
         Net cash provided by financing activities         456,082      227,935
                                                         ---------    ---------

Net increase in cash                                        53,515       38,677

Cash, beginning of year                                     38,677         --
                                                         ---------    ---------

Cash, end of year                                        $  92,192    $  38,677
                                                         ---------    ---------


                             See Accompanying Notes

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


Supplemental disclosure of non-cash financing activities

      o During 2003, the Company issued 2,580,735 common shares upon the conversion of senior subordinated convertible debentures having a face value of $50,000 plus accrued and unpaid interest of $14,518.

      o During 2003, the Company agreed to issue 500,000 (which was recorded in common stock subscribed at December 31, 2003) for a trade-name and other intellectual property rights valued at $10,000.

      o During 2003, the Company issued 6 million common shares valued at $240,000 to acquire certain business assets. At December 31, 2002 these shares had not yet been issued and were recorded in common stock subscribed. In 2003, the Company decided to dispose of the business assets and has recorded them as discontinued operations (see note 5).

      o During 2003, recorded a gain on extinguishment of debt representing $236,794 of non-cash financing expense representing the fair value of 14,000,000 warrants issued in 2002 and 2003 pursuant to loan agreements with affiliates and $60,127 of unsecured aged liabilities.

      o During 2002, the Company acquired a subsidiary with net assets of $29,526 in exchange for $40,000 in cash and a note payable of $120,000 ($90,225 discounted value, see note 7).

      o During 2002, the Company issued 541,300 common shares valued at $27,065 to a third party as partial settlement on an office lease.

      o During 2002, the Company issued 375,000 common shares valued at $18,750 for investor and public relations services provided and 45,000 common shares valued at $2,700 for general consulting services provided.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


1.    Description of business and basis of presentation

      GOING CONCERN BASIS OF PRESENTATION

      The consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business. As shown in the accompanying financial statements, the Company has had significant operating losses for several years and has an accumulated deficit of $9,259,788 at December 31, 2003. As a result, substantial doubt exists about the Company's ability to continue to fund future operations using its existing resources. The Company's ability to continue as a going concern is contingent upon its ability to realize on its available for sale securities.

      DESCRIPTION OF BUSINESS

      Pivotal Self-Service Technologies Inc. ("Pivotal" or the "Company"), formerly known as Wireless Ventures, Inc. conducted its business during 2003 through a series of wholly owned subsidiaries.

      On December 31, 2002, the Company acquired certain assets of DCS Battery Products Limited through a newly incorporated Prime Battery Products Limited ("Prime Battery"). Prime Battery began to distribute batteries and other ancillary products in North America on January 1, 2003. During fiscal 2003 management with the consent of the Board of Directors decided to dispose of the battery business (see note 5).

      The Company also conducted its business during a part of fiscal 2002 through another wholly-owned Canadian subsidiary known as Prime Wireless Inc. ("Prime Wireless"). The Company acquired all of the issued and outstanding Prime Wireless common shares on June 7, 2002 and disposed of the subsidiary on March 13, 2003 (see note 5).

      The operating results of Prime Wireless in 2002 and Prime Battery in 2003 have been classified as discontinued operations. The assets and liabilities of Prime Battery have been separately disclosed as held for sale. All intercompany accounts and transactions are eliminated in consolidation.

2.    Summary of significant accounting policies

      Use of estimates

            The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results will differ from these estimates.

      Allowance for Doubtful Accounts

            The Company records an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. The criteria for allowance provision are determined based on historical experience and the Company's assessment of the general financial conditions affecting its customer base. If the Company's actual collections experience changes, revisions to the allowance may be required.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


      Acquisitions and business combinations

            The Company accounts for acquisitions and business combinations under the purchase method of accounting. The Company includes the results of operations of the acquired business from the acquisition date. Net assets of the companies acquired are recorded at their fair value at the acquisition date. The excess of the purchase price over the fair value of net assets acquired are included in intangible assets in the accompanying consolidated balance sheets.

      Intangibles and goodwill

            The Company regularly reviews all of its long-lived assets, including goodwill and other intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important that could trigger an impairment review include, but are not limited to, significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the acquired assets or the strategy for the Company's overall business, and significant negative industry or economic trends. When management determines that an impairment review is necessary based upon the existence of one or more of the above indicators of impairment, the Company measures any impairment based on a projected discounted cash flow method using a discount rate commensurate with the risk inherent in our current business model. Significant judgement is required in the development of projected cash flows for these purposes including assumptions regarding the appropriate level of aggregation of cash flows, their term and discount rate as well as the underlying forecasts of expected future revenue and expense. To the extent that events or circumstances cause assumptions to change, charges may be required which could be material.

      Investments

            The Company's marketable securities are classified as available-for-sale and are recorded at fair value. Available for sale unrealized gains and losses based on year end market prices, net of tax are recorded in stockholders' equity. Realized gains or losses and other than temporary declines in value, if any are reported in other income or expense as incurred.

      Advertising and marketing costs

            The Company expenses the costs of advertising and marketing as incurred. The Company did not incur any advertising and marketing expenses for the years ended December 31, 2003 and 2002.

      Income taxes

            The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are determined based on temporary differences between the financial statement and tax bases of assets and liabilities and net operating loss and credit carryforwards using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. A provision for income tax expense is recognized for income taxes payable for the current period, plus the net changes in deferred tax amounts.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



      Financial instruments

            The fair values of the financial assets and liabilities are indicated by their carrying value.

      Net loss per share

            For both 2003 and 2002, net loss per share has been computed using the net loss for the year divided by the weighted average number of shares outstanding.

            Diluted loss per share is not presented as the effects of convertible debentures, warrants and options are anti-dilutive.

      Foreign currency

            The functional currency of the company is the U.S. dollar and the functional currency of the wholly owned subsidiary located in Canada is the Canadian dollar. Assets and liabilities of this subsidiary are translated to U.S. dollars at year-end exchange rates and income statement items are translated at the exchange rates present at the time such transactions arise. Resulting translation adjustments, if material, are recorded as a separate component of accumulated other comprehensive income, a component of stockholders' equity (deficit). The net exchange differences resulting from these translations were included in the statement of operations in 2003 and 2002. For both 2003 and 2002 such exchange differences were not material.

3.    Marketable securities

      On March 13, 2003, the Company disposed of a wholly owned subsidiary (Prime Wireless) and received 750,000 restricted shares of common stock of a publicly traded related entity, Wireless Age Communications, Inc. in exchange (note 5b). The Company has valued these securities at $1,860,000 as determined by the closing price of $2.48 per share on December 31, 2003. The Company has recorded a $1,743,526 unrealized holding gain on marketable securities as a separate component of comprehensive income within stockholders' equity.

      Eighty thousand of the Wireless Age shares have been pledged as security for two promissory notes to related parties totalling $100,000 (see note
      7c). In addition 50,000 Wireless Age shares were transferred on January 23, 2004 to an affiliate for settlement of a note payable totalling $124,000 (see note 7c). In addition, the Company agreed to adjust the number of shares in event that the closing share price is less than $3.00 on the earlier of; i) the date which the shares become freely trading under securities legislation, or ii) the date the shares are freely tradeable under a registration statement.

      In 2000, the Company purchased 160,000 shares of common stock of a publicly-traded entity for $480,000. In 2001 the Company pledged the securities and granted power of attorney rights to dispose of the shares to the Company's attorneys as part of a settlement agreement on amounts owed (note 7a). During the year ended December 31, 2002 the market value of these securities declined from $16,000 to $1,600 and accordingly the Company recorded a realized loss of $14,400. Effective December 31, 2002, the Company reflected the transfer of ownership of these shares to the attorneys by offsetting the remaining value of the securities with amounts owed to the Company's counsel.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



4.    note receivable

      On October 15, 2002, the Company entered into a letter of intent to acquire an exclusive license for the manufacture and sale of a new line of high-end stone like products in the United States from a third party. Subsequently the Company, with the consent of the third party opted not to pursue the opportunity. During 2002 the Company had advanced $40,000 to the third party. On December 6, 2002, the advances were converted to a note receivable secured by the Company retaining the exclusive rights for the products. The note is non-interest bearing and was due and payable on June 30, 2003. The Company has record a provision of $40,000 against the note receivable during 2003 as substantial doubt exists on its collectibility.

5.    DISCONTINUED OPERATIONS

      In 2002, the Board of Directors made the decision to focus the business of the Company on the battery distribution business unit.

      During the fourth quarter of 2002, the Company committed to a plan, approved by the Board of Directors prior to year end, to dispose of the Prime Wireless subsidiary. Management initiated an active plan to sell the subsidiary at a price in relation to its market value and held discussions with a prospective buyer. The Company came to terms on a transaction and sold the subsidiary on March 13, 2003.

      In 2003, the Board of Directors made the decision to dispose of the battery business and seek other business opportunities.

      The Company has accounted for the disposition of Prime Battery and Prime Wireless in accordance with Financial Accounting Standards Board ("FASB") Statement No. 144. Under FASB No. 144 the net gain or loss from the disposition of these assets is classified as discontinued operations in the Consolidated Statements of Operations and the assets and liabilities of Prime Battery are separately disclosed as held for sale in the Consolidated Balance Sheets.

      The results of operations for the discontinued operations is summarized below:

                                                   2003        2002
                                                   ----        ----

         Loss from Prime Battery operations      (236,491)       --
         Loss from 4CASH operations                  --        (4,247)
         Income from Prime Wireless
         operations                                15,246      23,160
                                                 --------    --------
         Income (loss) from operations of
         discontinued operations, net of tax     (221,245)     18,913

         Gain from management fee forgiveness        --        54,037

         Gain on disposal of Prime
         Wireless                                    --          --
         Effect of disposal of 4CASH                 --        52,378
         Loss from write off of 4CASH advances       --       (13,375)
                                                 --------    --------
         Gain on disposal of subsidiary,
         net of tax                                  --        39,003
                                                 --------    --------

         Income (loss) from discontinued
         operations                              (221,245)    111,953
                                                 --------    --------

      (a)   4CASH Acquisition and Disposition

      On June 15, 2001, the Company acquired certain intangible assets of 4CASH from IRMG (an affiliated entity by virtue of its ownership position in the Company) through an asset purchase

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



      agreement. Pursuant to the Asset Purchase Agreement, the Company issued 10 million shares of its common stock to IRMG and issued warrants to purchase
      1.1 million common shares at $0.10 per share to the President of IRMG. In addition, (1) the Company issued three-year warrants to IRMG to purchase 5 million common shares at $0.10 per share which vest subject to the achievement of cumulative net profits from the date of closing and (2) subject to achieving cumulative pre-tax net profits of $1 million within 2 years from closing, the Company agreed to issue an additional 10 million common shares to IRMG. The Company also agreed to enter into a 3-year management services agreement with IRMG under which IRMG would provide certain management services to the Company. The historical cost basis of the intangible assets acquired amounted to $-0- and, accordingly, no value was assigned to the assets acquired or the consideration paid.

      On March 5, 2002, the Company entered into an agreement whereby the 4CASH subsidiary was sold back to IRMG. In exchange for the 4CASH subsidiary, IRMG and certain directors of IRMG agreed to surrender and cancel; 1) its rights to obtain an additional 10 million common shares subject to achieving certain net profit levels, and 2) warrants to purchase 6.1 million shares as originally issued as part of the acquisition in June 2001. The original 10 million shares of the Company's common stock issued in the purchase transaction in June 2001 were retained by IRMG.

      The discontinued operations of 4CASH are summarized as follows:

                                                           2002
                                                           ----

               Revenues                                      729
                                                          ------

               Expenses
                  Direct costs                               295
                  Selling, general and administrative      4,546
                  Depreciation                               135
                                                          ------
                                                           4,976

                  Net loss from discontinued operations   (4,247)
                                                          ======

      Under the terms of the sale of the 4CASH subsidiary to IRMG, IRMG granted the Company an option to satisfy, for full and complete settlement, the outstanding fees under the management services agreement, totalling approximately $104,350, owed to IRMG for a cash payment of $15,753 (CAD$25,000). During the year ended December 31, 2002 the payment was made and the Company recorded a $34,560 credit to general and administrative expenses in respect of expenses previously recorded in 2002. Additionally $54,037 was recorded as a gain from forgiveness of management fees representing fees accrued in prior years.

      On March 5, 2002 as a result of the disposition of 4CASH the Company recorded the effect of the disposal of $52,378 (representing primarily net losses of the subsidiary while owned by the Company) and wrote off advances and intercompany amounts totalling $13,375 made by the Company to 4CASH since June 2001.

      (b)   Prime Wireless Acquisition and Disposition

      On June 7, 2002, the Company purchased all of the issued and outstanding common shares of Prime Wireless from an affiliate in exchange for:

      (1)   $40,000 in cash,

      (2) A non-interest bearing note payable for $120,000 payable over 5 years at $2,000 per month commencing July 1, 2002 (this note has been discounted to $106,000 representing its present value using a 5% discount rate), and

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



      (3) Fifty percent (50%) of all net proceeds from the sale of any related asset payable 30 days after receipt of funds, such assets are recorded on the Company's books at a nominal value.

      Prime Wireless, prior to the acquisition was, owned by a shareholder of the Company.

      Accounting for the acquisition is summarized as follows:


                   Net working capital assets acquired     $  29,526

                   Intangible assets acquired                116,474
                                                           ---------

                   Purchase consideration                  $ 146,000
                                                           =========

      The excess of purchase price over net assets acquired has been allocated to intangible assets and represents mainly tooling, trade name and intellectual property associated with the acquisition.

      On March 13, 2003, the Company disposed of its investment in Prime Wireless and related assets to another publicly traded company in exchange for 1,500,000 common shares of the purchaser (of which 750,000 shares were transferred, pursuant to the June 7, 2002 purchase and sale agreement, as a share of proceeds, to the related party that the Company acquired Prime Wireless from).

      The proforma financial operating results, assuming the Prime Wireless acquisition was made as of the January 1, 2001, have not been included herein due to the sale of Prime Wireless subsequent to year end and as that proforma information would not materially add to the disclosure.

      The discontinued operations of Prime Wireless during 2003 and 2002 are summarized as follows:

                                                        2003     2002
                                                        ----     ----
          Revenues
             Commission income                         26,322   65,923
             Sales                                         16      255
                                                       ------   ------
          Total revenues                               26,338   66,178
          Less:
             Cost of sales                               --        200
                                                       ------   ------
          Gross profit                                 26,338   65,978

          Operating expenses                           11,044   42,631
                                                       ------   ------
          Operating income                             15,294   23,347

             Depreciation                                  48      187
                                                       ------   ------
             Net income from discontinued operations   15,246   23,160
                                                       ======   ======

      (c)   Prime Battery Acquisition and Disposition

      On December 31, 2002, the Company, through a newly incorporated wholly owned subsidiary named Prime Battery, acquired certain assets of DCS Battery Products Ltd. ("DCS Battery").

      DCS Battery is owned by a relative of the Company's Chief Executive Officer and one of its Directors.

      Under the terms of the agreement Prime Battery acquired assets as follows:

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



      - All assets and intellectual property rights of DCS Battery including all trademarks, tradenames, distribution agreements with Konnoc Battery in Canada and the United States of America, and all agreements or relationships with dollar stores in Canada and the United States,
      -     All inventory, and
      -     All contracts, books and records.

      in exchange for:

      - 6,000,000 newly issued common shares of the Company's common stock, and
      - The right to earn an additional 2,000,000 newly issued common shares of Pivotal for every $100,000 of net profit earned by the Prime Battery business during the two year period beginning on November 1, 2002 to a maximum of 10,000,000 additional shares.

      Under the terms of the agreement the Company also agreed as follows:

      - To finance the newly acquired business with $126,780 (CAD$200,000) in cash,
      - To share up to 50% of the net gross profit (subject to the Prime Battery business earning a minimum gross profit of 15%) of the business with A.C. Simmonds and Sons ("ACS" an entity also owned by a relative of the Company's Chief Executive Officer) in exchange for management, distribution and logistical services provided by ACS to the Prime Battery business, and
      - To sell any battery products to ACS intended to be sold to industrial accounts at cost plus 10%.

      The Company opted not to acquire any of the inventories owned by DCS Battery for its own account. All inventory transferred between DCS Battery and the Company was sold to third parties.

      The acquisition was accounted for using the purchase method. The fair value of the assets and liabilities acquired were as follows:

                 Current assets                       $165,028
                 Intangible assets                     235,664
                                                      --------
                                                       400,692
                 Less:
                 Liabilities                           160,692
                                                      --------
                 Net assets acquired at fair values   $240,000

                 Total consideration:
                 6,000,000 shares of the Company's
                 common stock                         $240,000


      The excess of the purchase price over net assets acquired has been allocated to intangible assets, representing customer lists and non-contractual customer relationships. Management has valued the Prime Battery intangible assets at $235,664 based on estimated future cash flows arising from two retail customers.

      During 2003, management initiated an active plan to sell the subsidiary at a price in relation to its market value and held discussions with prospective buyers.

      Pursuant to a letter agreement dated June 19, 2003 certain affiliates of the Company became guarantors of the $283,437 note payable outstanding at December 31, 2003.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


      The discontinued operations of Prime Battery during 2003 are summarized as follows:


            Total revenues                               1,194,457
            Less:
               Cost of sales                               984,803
                                                        ----------
            Gross profit                                   209,654
            Operating expenses:
               Selling, general &
            administrative                                 282,333
               Occupancy                                    13,518
                                                        ----------
            Operating expenses                             295,851
            Other expenses:
               Interest                                    147,533
               Depreciation                                  2,761
                                                        ----------
            Total expenses                                 446,145
                                                        ----------

                Net loss from discontinued operations     (236,491)
                                                        ==========

      In accordance with disclosures required by FASB statement No. 144 the major categories of Prime Battery assets and liabilities held for sale as at December 31, 2003 were as follows:


                    Cash                          $  (1,214)
                    Due from related parties         76,878
                    Accounts receivable               8,137
                    Inventory                         2,297
                    Deferred costs                   33,500
                    Other current assets              2,854
                                                  ---------
                    Assets of discontinued
                    operations - current          $ 122,452
                                                  ---------

                    Equipment, net                $   9,600
                    Due from related parties          1,012
                    Intangible assets               245,664
                                                  ---------
                    Assets of discontinued
                    operations - non current      $ 256,276
                                                  ---------

                    Accounts payable              $  83,118
                    Accrued liabilities              14,298
                    Note payable                    283,437
                                                  ---------
                    Liabilities of discontinued
                    operation - current           $ 380,853
                                                  ---------

6.    SENIOR SUBORDINATED CONVERTIBLE DEBENTURES

      The senior subordinated convertible debentures totalling $91,500 at December 31, 2003, are subordinated to all other indebtedness, and bear interest at 8% payable in arrears annually commencing March 6, 2001. The principal portions mature on March 6, 2005. Each $0.25 of principal is convertible into one share of common stock and one three year warrant (see note 11) to purchase an additional share of common stock at an exercise price of $0.50 per share. Management had determined that the value attached to the conversion feature and the related warrants is insignificant and, therefore has not made an adjustment to the debentures' carrying amount for these features. Interest expense on these notes during 2003 and 2002 amounted to $10,048 and $11,320, respectively. No payments of interest have been made by the Company. The notes are technically in default and therefore have been classified as current liabilities.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


      During the year ended December 31, 2003, $50,000 of senior subordinated convertible debentures plus accrued interest of approximately $15,000 was converted to 2,580,735 common shares. These debenture holders, with the consent of the consent of the Board of Directors, were provided the option to convert principal plus interest into shares of the Company's common stock at a special reduced conversion price of $0.025 per share. Under the original terms of the debenture the Company would have issued 258,074 common shares upon conversion. However, under the revised terms 2,580,735 common shares were issued and the 2,322,661 incremental common shares issued valued at share prices between $0.02 - $0.04 resulted in non-cash financing expense charges of $78,876.

7.    NOTES PAYABLE


             Non-interest bearing note payable (a)   $ 57,500

             90 day note payable - director (b)        77,131

             90 day note payable - affiliate (b)      124,000

             90 day note payable - affiliate (c)       50,000

             90 day note payable - affiliate (c)       50,000

             5 year non-interest bearing note
             payable (d)                               90,225
                                                    ---------

                Total                               $ 448,856
                                                    =========

      (a) During the year ended December 31, 2001, the Company issued a note payable of $160,000 to an unsecured creditor as partial payment of amounts owed. The note is non-interest bearing and was repayable with progressively increasing payments over a period of 15 months with final payment due in December 2002. The Company is currently in default.

      (b) On November 12, 2002, a director and an affiliate of the Company each provided $77,131 (CAD$100,000) 90-day loans to the Company. Under the terms of the agreements the lenders will receive a 5% fee of the amount borrowed, monthly interest of 2% of the balance borrowed (24% on an annual basis), warrants to purchase 1,000,000 common shares at $0.01 per share for each 30 days the loan is outstanding and another 5% of the loan balance if not repaid in 90 days.

            On December 29, 2003 the Company entered into a settlement agreement with the director pursuant to which the Company agreed to pay $101,041 (CAD$131,000) in cash on January 2, 2004 as full and complete repayment of the loan. As part of the settlement the director agreed to forgive all fees and warrants issuable under the terms of the loan.

            On January 23, 2004, the Company entered into a settlement agreement with the affiliate pursuant to which the Company agreed to transfer 50,000 shares of its marketable securities as repayment of the loan. As part of the settlement the affiliate agreed to forgive all fees and warrants issuable under the terms of the loan. In addition, the Company agreed to adjust the number of shares in event that the closing share price is less than $3.00 on the earlier of; i) the date which the shares become freely trading under securities legislation, or ii) the date the shares are freely tradeable under a registration statement.

      (c) On December 31, 2003, two affiliates of the Company each provided $50,000 90-day loans to the Company. The loans are at Canadian Prime + 2% and are due on March 30, 2004. The

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


            Company agreed to pledge to each lender 40,000 shares of the Company's available for sale securities as security for the notes.

      (d) On June 7, 2002, the Company issued a non-interest bearing note payable to an affiliate for $120,000 payable over 5 years at $2,000 per month commencing July 1, 2002 (this note has been discounted to $90,225 representing its present value using a 5% discount rate).

8.    RELATED PARTY TRANSACTIONS

      Amounts due to/from related parties generally result from transactions with companies under common control and are non-interest bearing with no specific terms for repayment. As at December 31, 2003 $40,702 was due from related parties.

      The Company accrued $60,000 to a related party for management fees services provided and was obligated under a premise lease arrangement (note 13) to a related party during the year ended December 31, 2003.

      On December 31, 2003, related parties provided loans totalling $100,000 to the Company (note 7c).

      On March 13, 2003, the Company sold a wholly owned subsidiary to a third party (note 5b), concurrent with the transaction, all of the officers and directors of the Company became officers and directors of the third party.

      In November 2002, a director of the Company provided a $77,131 (CAD$100,000) 90 day loan to the Company (see note 7b). In addition, a shareholder of an affiliate of the Company provided another $77,131 (CAD$100,000) loan on the same basis. These loans were issued in the normal course of business with terms as described in note 7b. The Company entered into settlement agreements with the director and the affiliate and both loans were repaid in January 2004 (see note 7b and 15).

9.    NON-CASH FINANCING EXPENSE

      During the year ended December 31, 2003, the Company provided senior subordinated debenture holders the ability to convert their debentures to common stock at an incentive conversion price of $0.025 per share rather than $0.25 per share as stipulated under the original terms of the debentures. Under the original terms of the debenture the Company would have issued 258,074 common shares upon conversion. However, under the revised terms 2,580,735 common shares were issued and the 2,322,661 incremental common shares issued valued at share prices between $0.02 - $0.04 resulted in non-cash financing expense charges of $78,876.

      During the year ended December 31, 2003 and 2002, the Company issued warrants to purchase 13,000,000 and 2,000,000 common shares, respectively, of the Company at $0.01 per share to related parties who had provided short term loans to the Company (note 7b and 11). The warrants are immediately exercisable and have a term to expiry of the later of December 31, 2004 or 90 days after the effectiveness of a registration statement. Management has valued the warrants, using a Black-Scholes pricing model at an aggregate value of $393,500 during fiscal 2003 and $92,000 during fiscal 2002. During fiscal 2003 and 2002 the Company expensed $158,042 and $92,000 of these costs as non-cash financing expense.

      Management used the following assumptions in the valuation; 1) expected life of 2.1 years, 2) 5% risk free interest rate, 3) expected volatility of 183.6% based on twenty share price observations between May 2001 and December 2002, and 4) 0% expected dividend yield. Accordingly, $92,000

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


      has been recorded as a non-cash financing expense during the year ended December 31, 2002. On December 29, 2003 and January 23, 2004, the Company entered into settlement agreements under which the lenders agreed to cancel all warrants issued in 2002 and 2003 (note 7b).

10.   GAIN ON EXTINGUISHMENT OF DEBT

      The Company recorded a gain from cancellation of indebtedness and reversal of non-cash financing expenses totalling $296,291 during the year ended December 31, 2003.

      The balance includes $60,127 of various unsecured liabilities of the Company associated with previous business opportunities where the creditor has ceased communicating with the Company. Should the matter result in a future loss, the Company will recognize the loss when it becomes known.

      In addition, the Company recorded a gain of $236,794 associated with the forgiveness of 14,000,000 warrants issued during 2002 and 2003, pursuant to two loans received in 2002 (see note 7b and 9). Under the terms of settlement agreements with the lenders (who where affiliated of the Company) agreed to forgive all warrants issued. The Company and the creditors agreed that the Company would cease issuing warrants to the lenders in June 2003 until a settlement on the two loans was negotiated.

11.   CAPITAL STRUCTURE

      Capital stock: The Company is authorized to issue up to 150,000,000 common shares.

      Common stock subscribed

            During 2003, 4,010,000 shares of the Company's common stock valued at $80,200 have been subscribed. In addition, the Company acquired an intangible asset valued at $10,000 with 500,000 shares of the Company's common stock which shares had not been issued at December 31, 2003 and was therefore recorded as common stock subscribed.

      Voting rights

            The holders of shares of common stock are entitled to receive notice of, attend and vote at all meetings of the stockholders. Each share of common stock carries one vote at such meetings.

      Warrants

            The following is a summary of warrant activity for 2003 and 2002:


                                           Number of
                                           Shares to
                                         Purchase under
                                            Warrants          Expiry Date
                                        ---------------------------------------

            Balance, January 1, 2002      12,327,515
            Issued                         2,000,000        December 31, 2004(1)
            Surrendered and cancelled     (6,100,000)
            Exercised                              -
                                         -----------
            Balance, December 31, 2002     8,227,515

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


                                                            Between November 14,
                                                            2005 and
                                                            November 20, 2006(2)
            Issued                        14,508,074
            Surrendered and cancelled    (14,000,000)
            Exercised                              -
                                         -----------
            Balance, December 31, 2003     8,735,589

            (1) Includes warrants to purchase 1,250,000 common shares at $0.04 per share issued under a warrant agreement for which another 1,250,000 warrants, exercisable at $0.10 per share are issuable upon exercise of the initial warrants.

            (2) Warrants issued on December 12, 2002 and June 12, 2003 were cancelled pursuant to a settlement agreements dated December 29, 2003 and January 23, 2004 (see notes 7b and 15).

            Warrants outstanding at December 31, 2003 are summarized as follows:

                                          Year of      Vesting
              Number        Price         Issue        Period        Term
             -----------   -----------   ----------  ------------   ----------

             5,000,000      $    0.50      1999       Immediately     5 years
             1,227,515           0.50      2001       Immediately     3 years
              258,074            0.50      2003       Immediately     3 years
             1,000,000           0.02      2003       Immediately     2 years
             1,250,000           0.04      2003       Immediately     2 years
             ---------
             8,735,589
             ---------

            Weighted average exercise price is $0.379 and the weighted average life to expiry is 1.202 years. Should all outstanding warrants be exercised, the total additional consideration available to the Company is approximately $3,312,795. A maximum of 8,735,589 common shares would be issued.

      Stock options

            In connection with the Company's reorganization in 1999, the 2000 stock option plan (2000 Plan) was established. The Company reserved a maximum of 3,000,000 options to be issued under the 2000 Plan.

            Options granted under both plans are being accounted for under Accounting Principles Board Opinion No. 25 (APB Opinion No. 25), "Accounting for Stock Issued to Employees". All options have been granted at a price equal to or greater than the fair value of the Company's common stock at the date of the grant.

            No options were granted under the 2000 Plan in either of 2002 or 2003.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



            The following is a summary of stock option activity for 2003 and 2002:

                                                          2000 Plan
                                                -------------------------------
                                                                   Weighted
                                                                   Average
                                                                   Exercise
                                                  Shares            Price
                                                -------------   ---------------

            Balance, January 1, 2002              1,750,000      $    0.12
            Surrendered and cancelled              (500,000)          0.10
            Expired                                (100,000)          0.10
                                                  ---------
            Balance, December 31, 2002            1,150,000      $    0.13
            Surrendered and cancelled                     -
            Expired                                (150,000)          0.25
                                                  ---------
            Balance, December 31, 2003            1,000,000      $    0.12

            During the year 2002, 500,000 options issued in 2001 to directors were returned to the Company. In addition 100,000 options issued in 2001 to employees were amended to expire on December 31, 2002 and expired unexercised. In 2003 150,000 options issued to officers expired unexercised.

            Options outstanding at December 31, 2003 are summarized as follows:

                                         Year of      Vesting
               Number        Price        Issue        Period        Term
             ------------  ------------  -----------  ------------  -----------

              100,000      $     0.25      2000       Immediately    1.1 years
              500,000            0.10      2001           2 years    7.6 years
              400,000            0.10      2001       Immediately    0.5 years
            ---------
            1,000,000
            ---------

            At December 31, 2003, options exercisable according to the vesting period amounted to 1,000,000 with a weighted average exercise price of $0.115. The weighted average remaining contractual life of options outstanding and exercisable was 4.1 years at December 31, 2003.

12.   INCOME TAXES

      The company files US Federal income tax returns for its US operations. Separate income tax returns are filed, as locally required, for each of its foreign subsidiaries.

      There was no provision for income taxes for the years ended December 31, 2003 and 2002.

      The total provision for income taxes differs from that amount which would be computed by applying the United States federal income tax rate to income (loss) before provision for income taxes. The reasons for these differences are as follows:

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



Year Ended December 31,
                                            2003             2002
                                            ----             ----

                                         Amount    %      Amount    %

Statutory income tax rate (recovery)    (244,299) (34)    (37,288) (34)
Foreign Taxes Payable                         -     0           -    0
Non-deductible items                      23,799    3      20,799   19
Use of losses carried forward                  -    0     (26,634) (24)
Other, including valuation
   Allowance adjustment                  220,500   31      43,123   39
Net taxes (recovery) and
effective rate                       $         -    0   $       -    0

      The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities and net operating loss carry-forwards. Temporary differences and carry-forwards, which give rise to deferred tax assets and liabilities are as follows:


                                                      December 31, 2003                December 31, 2002
                                                 Component      Tax Effect         Component       Tax Effect
                                                 ---------      ----------         ---------       ----------

         Net operating losses - domestic         $ 389,937       $ 132,578         $ 146,832        $ 49,925
         Less valuation allowance                 (389,937)       (132,578)         (146,832)        (49,925)
         Net deferred asset                      $      -        $       -         $       -        $      -

         Net operating losses - foreign          $ 328,589       $ 111,720         $  37,160        $ 12,634
         Use of losses carried forward                                               (37,160)        (12,634)
         Less valuation allowance                (328,589)       (111,720)                 -               -
         Net deferred asset                      $      -        $      -          $       -        $      -

      As December 31, 2003, the Company had cumulative net operating loss carry-forwards of approximately $2,100,000 and $200,000 in the United States and Canada respectively. These amounts will expire in various years through 2020. The related deferred tax assets have been completely offset by a valuation allowance. The Company has no significant deferred tax liabilities.

13.   COMMITMENTS AND CONTINGENCIES

      Commitments

            On January 31, 2003, the Company entered into an office lease with an entity that an officer and director of the Company is a shareholder. The Company is committed under the lease agreement for rental payments until January 31, 2004. Minimum monthly lease payments are approximately $951.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


      Contingencies

            Pursuant to a letter agreement dated June 19, 2003 became a party to a loan agreement between the Company's wholly owned operating subsidiary and a note holder owed $283,437 as at December 31, 2003.

14.   SEGMENT INFORMATION

      All businesses of the Company are categorized as discontinued operations.

15.   SUBSEQUENT EVENTS

      On January 2, 2004 the Company repaid a $77,131 (CAD$100,000) 90-day loan provided by a director of the Company on November 12, 2002 (see Note 7b).

      On January 23, 2004 the Company entered into a Settlement Agreement with an affiliate who provided the Company with a $77,131 (CAD$100,000) 90-day loan on November 12, 2002 (see Note 7b). Under the terms of the settlement the Company transferred 50,000 shares of its Wireless Age Communications, Inc. marketable securities in payment of the loan. In addition, the Company agreed to adjust the number of shares in event that the closing share price is less than $3.00 on the earlier of; i) the date which the shares become freely trading under securities legislation, or ii) the date the shares are freely tradeable under a registration statement. As part of the settlement the affiliate agreed to forgive all interest and warrants issuable under the original loan agreement.

      On February 9, 2004 announced that it entered into a Letter of Intent to acquire all of the issued and outstanding common shares of Phantom Fiber Corporation, a provider of secure wireless technology and mobile solutions. Under the terms of the Letter of Intent Pivotal will issue common stock in exchange for all of the issued and outstanding Phantom Fiber common shares. The transaction is subject to further due diligence and receipt of various approvals and consents by all parties.

16.   COMPARATIVE FIGURES

      The comparative figures have been reclassified in accordance with the current year presentation.

                            PHANTOM FIBER CORPORATION

                        CONSOLIDATED FINANCIAL STATEMENTS

                             AS AT OCTOBER 31, 2002

                                    Contents

                  Exhibit - 1 Consolidated Auditors' Report

                  Exhibit - 2 Consolidated Balance Sheet

                  Exhibit - 3 Consolidated Statement of Income

                  Exhibit - 4 Consolidated Statement of Deficit

                  Exhibit - 5 Consolidated Schedule of Deferred Costs

                  Exhibit - 6 Notes to Consolidated Financial Statements

HSA [Company Logo] Hauer Snider & Applebaum, Chartered Accountants

                                                                     Exhibit - 1

    Jack I. Hauer, C.A., Barry Applebaum, C.A., Joseph Commisso, B.Comm, C.A.
 ------------------------------------------------------------------------------


                                AUDITORS' REPORT

To the Shareholder of
Phantom Fiber Corporation
Toronto, Ontario

We have audited the consolidated balance sheet of Phantom Fiber Corporation as at October 31, 2002, and the consolidated statements of deficit, income and the consolidated schedule of deferred costs for the period from January 7, 2002 to October 31, 2002. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at October 31, 2002 and the results of its operations for the period then ended in accordance with Canadian generally accepted accounting principles.

Markham, Ontario                                      Hauer, Snider & Applebaum
December 12, 2002                                     Chartered Accountants



2800 14th Avenue, Suite 400, Markham, ON L3R OE4 Tel.: (905) 477-6996 Toronto
Tel.: (416) 494-4892 Fax: (905) 477-9381 e-mail: info@hsa.tube.com

                                                                     Exhibit - 2

                            PHANTOM FIBER CORPORATION
                            -------------------------

                           CONSOLIDATED BALANCE SHEET
                           --------------------------

                             AS AT OCTOBER 31, 2002
                             ----------------------


ASSETS
CURRENT
Cash                                                              130,261
Accounts receivable                                                32,604
Prepaid expenses and sundry assets                                  4,762
                                                                ---------
                                                                  167,627

Capital assets (Notes 1 and 2)                                      4,058
Deferred costs net - Exhibit 5                                    786,287
                                                                ---------

                                                                $ 957,972
                                                                =========

LIABILITIES
CURRENT
Accounts payable and accrued liabilities                           62,812
LONG-TERM
Loan payable (Note 3)                                              24,315
                                                                ---------

                                                                   87,127
SHAREHOLDER'S EQUITY
Capital stock (Note 4)                                            871,100
Deficit                                                              (255)
                                                                  870,845
                                                                ---------

                                                                  957,972
                                                                =========
Approved on behalf of the Board:

_________________ (Director)


The accompanying notes form an integral part of these financial statements.

                                                                     Exhibit - 3


                            PHANTOM FIBER CORPORATION

                        CONSOLIDATED STATEMENT OF INCOME

               FOR THE PERIOD JANUARY 7, 2002 TO OCTOBER 31, 2002




REVENUE                                                                -

EXPENSES
Bank charges                                                         255

NET LOSS FOR THE PERIOD                                            $(255)
                                                                   ======


The accompanying notes form an integral part of these financial statements.

                                                                     Exhibit - 4

                            PHANTOM FIBER CORPORATION
                            -------------------------

                        CONSOLIDATED STATEMENT OF DEFICIT
                        ---------------------------------

               FOR THE PERIOD JANUARY 7, 2002 TO OCTOBER 31, 2002
               --------------------------------------------------



RETAINED EARNINGS, BEGINNING OF PERIOD                                  -
                                                                    ------

Net loss for the period                                              (255)
                                                                    ------
DEFICIT, END OF PERIOD                                              $(255)
                                                                    ======

The accompanying notes form an integral part of these financial statements.

                                                                     Exhibit - 5

                            PHANTOM FIBER CORPORATION

                     CONSOLIDATED SCHEDULE OF DEFERRED COSTS

             FOR THE PERIOD FROM JANUARY 7, 2002 TO OCTOBER 31, 2002

DEFERRED COSTS

DEFERRED RESEARCH AND DEVELOPMENT COSTS
Salaries and benefits                                            441,930
Software licenses                                                 81,031
Supplies                                                           8,521
Equipment leasing                                                  5,610
Carriers                                                           4,408
Other                                                              3,875
                                                                --------
                                                                 545,375
                                                                --------

DEFERRED SELLING COSTS
Salaries and benefits                                             51,273
Advertising and promotions                                        41,203
Travel                                                             8,855
Market research                                                    6,930
Meals and entertainment                                            5,762
Amortization                                                         678
                                                                --------
                                                                 114,701
                                                                --------

DEFERRED ADMINISTRATION COSTS
Salaries and benefits                                             75,307
Occupancy costs                                                   30,135
Office and general                                                20,537
Telephone                                                          9,484
Insurance                                                          4,700
Bank charges and interest                                            839
                                                                --------
                                                                 141,002
                                                                --------

DEFERRED PROFESSIONAL FEES
Consulting services                                               89,039
Legal fees                                                        69,597
Government grant consulting                                       32,165
Accounting fees                                                    3,500
                                                                --------
                                                                 194,301
                                                                --------

TOTAL DEFERRED COSTS                                             995,379

LESS: GRANTS AND MISCELLANEOUS INCOME
Government grants                                                207,767
Consulting services                                                1,223
Interest income                                                      102
                                                                --------
                                                                 209,092
                                                                --------

NET DEFERRED COSTS (NOTE 8)                                      786,287
                                                                ========

The accompanying notes form an integral part of these financial statements.

                            PHANTOM FIBER CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             AS AT OCTOBER 31, 2002


NOTE 1            SIGNIFICANT ACCOUNTING POLICIES

            The Consolidated Financial Statements
            The consolidated financial statements include Phantom Fiber Corporation, incorporated January 7, 2002 and Phantom Fiber Inc., incorporated January 4, 2002. Both corporations were incorporated pursuant to The Ontario Business Corporations Act.

            Capital assets and amortization
            Capital assets are recorded in the accounts at cost and are being amortized on a diminishing balance basis at the following annual rates:

                  Furniture and fixtures  - 20%
                  Computer hardware       - 30%

            Use of Estimates
            The preparation of the financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. By their nature, these estimates are subject to measurement uncertainty and the effect on the statement of cash flows in such estimates in future periods could be significant.

            Financial Instruments
            The company's financial instruments consist of cash, accounts receivable, prepaid expenses and sundry assets, accounts payable and accrued liabilities and loan payable. Unless otherwise noted, it is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair market value of these financial instruments approximate their carrying values, unless otherwise noted.

NOTE 2            CAPITAL ASSETS

                                                      Accumulated
                                              Cost    Amortization    Net
                                              ----    ------------    ---

            Furniture and fixtures             648         65          583
            Computers                        4,088        613        3,475
                                            $4,736       $678       $4,058

NOTE 3            LOAN PAYABLE

            Director                                 $24,315
                                                     =======

            The loan is unsecured, non-interest bearing and has no specific terms of repayment. The director has no intention to demand repayments during the next fiscal year.

NOTE 4            CAPITAL STOCK

            AUTHORIZED
            Unlimited Redeemable, non-voting, participating Class A shares

            Unlimited Redeemable, voting, participating Class B shares

            Unlimited Redeemable, non-voting, participating Class C shares

            Unlimited Common shares

            Issued and fully paid
            13,000,000 Common shares                         100
            8,710,000 Class A                            871,000
                                                        --------
                                                       $ 871,100

NOTE 5            SUBSEQUENT EVENT

            Subsequent to the year end, the corporation issued from treasury 3,240,000 Series I Class A shares, for proceeds of $324,000.

NOTE 6            SCIENTIFIC RESEARCH AND EXPERIMENTAL DEVELOPMENT CREDIT

            The company has applied for $277,315 in scientific research and experimental development credits from federal and provincial governments. The credits will be recognized in income when received.

NOTE 7            STATEMENT OF CASH FLOWS AND COMPARATIVE FIGURES

            The Consolidated statement of cash flows has not been included, as management is of the opinion it does not provide additional meaningful financial information under the circumstances. The comparative figures are not shown due to the fact that this is the first year of operations.

NOTE 8            RESEARCH AND DEVELOPMENT COSTS

            The corporation meets the criteria to justify initial and continuing deferral of development costs. These criteria are:

            a) the product or process is clearly defined and the costs attributable thereto can be identified;

            b) the technical feasibility of the product or process has been established;

            c) the management of the enterprise had indicated its intention to produce and market, or use, the product or process;

            d) the future market for the product or process is clearly defined or, if it is to be used internally rather than sold, its usefulness to the enterprise has been established; and

            e) adequate resources exist, or are expected to be available, to complete the project.

                            PHANTOM FIBER CORPORATION

                           CONSOLIDATED BALANCE SHEET

                             AS AT OCTOBER 31, 2003




                                AUDITORS' REPORT


To the Shareholders of
Phantom Fiber Corporation

We have audited the consolidated balance sheet of Phantom Fiber Corporation as at October 31, 2003 and the consolidated statements of operations and deficit for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at October 31, 2003 and the results of its operations for the year then ended in accordance with Canadian generally accepted accounting principles.

The comparative figures for the period ended October 31, 2002 were audited by another firm of Chartered Accountants.

                                          Chartered Accountants
Markham, Ontario
February 4, 2004                          /s/ Burns Hubley LLP


                            PHANTOM FIBER CORPORATION

                           CONSOLIDATED BALANCE SHEET

                             AS AT OCTOBER 31, 2003


                                                                              (Note 11)
-------------------------------------------------------------------------------------------
                                                               2003              2002
-------------------------------------------------------------------------------------------

                                     ASSETS

CURRENT
   Cash and bank                                            $    92,972       $   130,261
   Accounts receivable                                           32,156            32,604
   Investment tax credits receivable (Note 1)                   499,653              --
   Prepaid expenses                                              11,360             4,762
                                                            -----------       -----------

                                                                636,141           167,627

EQUIPMENT (Note 2)                                                2,899             4,058

DEFERRED DEVELOPMENT COSTS (Note 3)                           1,169,356           786,287
                                                            -----------       -----------
                                                            $ 1,808,396       $   957,972
                                                            ===========       ===========

                                    LIABILITIES

CURRENT
Accounts payable and accrued charges                        $   148,457       $    62,812
Current portion of long-term debt                               212,178              --
                                                            -----------       -----------
                                                                360,635       $    62,812

LONG-TERM DEBT (Note 4)                                            --              24,315
                                                            -----------       -----------
                                                                360,635           871,100

                              SHAREHOLDERS' EQUITY

SHARE CAPITAL (Note 5)                                        1,198,555           871,100

EQUITY PORTION OF                                               250,000              --
CONVERTIBLE DEBENTURES (Note 6)

DEFICIT                                                            (794)             (255)
                                                            -----------       -----------
                                                              1,447,761           870,845
                                                            -----------       -----------
                                                            $ 1,808,396       $   957,972
                                                            ===========       ===========

APPROVED ON BEHALF OF THE BOARD:


                        Director                                     Director
-----------------------                        ---------------------

                            PHANTOM FIBER CORPORATION

                       STATEMENT OF OPERATIONS AND DEFICIT

                       FOR THE YEAR ENDED OCTOBER 31, 2003


--------------------------------------------------------------------------------


                                                                       (Note 11)
--------------------------------------------------------------------------------
                                                          2003           2002
--------------------------------------------------------------------------------

REVENUE
   Interest income                                           381          -

EXPENSES
   Interest and bank charges                                 920            255
                                                        ----------     ---------

NET LOSS FOR THE YEAR                                       (539)          (255)

DEFICIT, beginning of the year                              (255)          -
                                                        ----------     ---------

DEFICIT, end of the year                               $    (794)     $    (255)

--------------------------------------------------------------------------------

                            PHANTOM FIBER CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             As at October 31, 2003

1.          SIGNIFICANT ACCOUNTING POLICIES

            Principles of Consolidation

      The consolidated financial statements include the financial statements of the company and its wholly owned subsidiary Phantom Fiber Inc.

            Basis of Presentation

      The financial statements have been prepared on the basis that the company will continue to operate as a going concern and that its assets and liabilities will be realized under normal operations.

      The company is in the developmental stage of its products cycle and as a result has been funded to date through advances from its parent and government investment tax credits received.

      Until the company generates sufficient sales of its products, the company will need to raise additional financing, either through additional equity or debt issues, in order to continue operations. There is no certainty that the company will be able to raise such additional financing.

            Deferred Development Costs

      Deferred development costs related to the commercial development of wireless technology for mobile communication devices are capitalized by the company to the date of commercial use of the product. The deferred costs will be expensed on a straight line basis over 12 months from the date of commercial use.

            Equipment and Amortization

      The company records its equipment at acquisition cost. Significant improvements which extend the useful life of the assets are also capitalized. Amortization of the equipment is recorded as follows:

                  Computer equipment            30% declining balance
                  Furniture and fixtures        20% declining balance

      In the year of addition one-half of the applicable rate of amortization is recorded, and in the year of disposition the related cost and accumulated amortization are removed from the accounts. Idle equipment is not amortized until put into use.

                            PHANTOM FIBER CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             As at October 31, 2003


1.          SIGNIFICANT ACCOUNTING POLICIES (ont'd)

            Investment Tax Credits

      The company claims investment tax credits as a result of incurring scientific research and experimental development expenditures. Investment tax credits are recognized when the related expenditures are incurred, and there is reasonable assurance of their realization. Management has made a number of estimates and assumptions in determining the expenditures eligible for the investment tax credit claim. It is possible that the allowed amount of the investment tax credit could be materially different from the recorded amount upon assessment by Canada Customs and Revenue Agency.

            Government Assistance

      Grants received in the year have been credited against deferred development costs to match the treatment of the related expenditures.

            Income Taxes

      The company follows an asset and liability approach to financial accounting and reporting for income taxes. Future income tax assets and future income tax liabilities are computed annually for differences between the financial statements and tax based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

            Stock Option Plan

      The company has a stock option plan in its shares for employees of Phantom Fiber Inc., its wholly owned subsidiary, which is described in Note 5. No amount of compensation expense has been recognized in the financial statements. Any consideration paid by employees on exercise of options is credited to share capital.

                            PHANTOM FIBER CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             As at October 31, 2003


2.          EQUIPMENT

      Equipment consists of the following:

                             ------------------------------------------------------
                                              2003                          2002
                             ------------------------------------------------------
                             Cost          Accumulated        Net            Net
                                           Amortization    Book Value     Book Value
                             ------------------------------------------------------
Computer equipment           $4,088           $1,656         $2,432         $3,475
Furniture and fixtures          648              181            467            583
                             ------           ------         ------         ------

                             $4,736           $1,837         $2,899         $4,058
                             ======           ======         ======         ======


3.          DEFERRED DEVELOPMENT COSTS

                                                 -----------------------------
                                                      2003             2002
                                                 -----------------------------

      Balance, beginning of the year             $     786,287      $     -
      Capitalized in the year per schedule             383,069        786,287
                                                 -------------      ---------

      Balance, end of the year                   $   1,169,356        786,287
                                                 =============      =========

      Deferred development costs represent expenses incurred by the company during the year and in the prior period related to the development of its wireless products for handheld devices.


      Investment tax credits on account of scientific research and experimental development expenditures from the Federal government in the amount of $210,502 and $379,261 and Ontario Innovation tax credits from the Ontario government of $66,813 and $120,392 for the period ended October 31, 2002 and the year ended October 31, 2003 respectively have been recognized as a credit against deferred development costs in these statements.

      As the company has not commenced commercial use of the product at year end, the deferred development costs have not yet been amortized.

                            PHANTOM FIBER CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             As at October 31, 2003


4.          LONG TERM DEBT

      Long-term debt consists of the following:
                                                     ------------------------
                                                        2003         2002
                                                     ------------------------

Unsecured loan which is non-interest bearing
with no specific terms of repayment                  $129,000      $   --

Loan from director, unsecured, non-interest            65,178        24,315
bearing with no specific terms of repayment
                                                       18,000          --
                                                     --------      --------
Loan payable which is unsecured, non-interest
bearing, with no specific terms of repayment
                                                      212,178        24,315

Less: amounts due within one year,
included in current liabilities                       212,178          --
                                                     --------      --------

                                                     $   --        $ 24,315
                                                     --------      --------

                            PHANTOM FIBER CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             As at October 31, 2003


5.          SHARE CAPITAL

                                                       ------------------------
                                                          2003          2002
                                                       ------------------------

      Authorized:
         Unlimited Series A preference shares
         Unlimited common shares

         Issued and fully paid:
         11,983,770    Series A preference shares      $1,198,455     $871,000
                       (2002 - 8,710,000)                     100          100
         13,000,000    common shares                   $1,198,555     $871,100
                                                       ==========     ========

      The Series "A" preference shares are convertible to common shares at any time at the option of the holder and at the option of the company on the occurrence of certain events. The shares are retractable after September 1, 2006 with support of 50% of the holders. The shares are voting and are entitled to a cumulative dividend at 20% per annum, to be paid only when declared by the Board of Directors. The dividends accrue annually based on the issue date of the shares.

      During the year, the company issued 3,273,770 Series "A" preference shares for total proceeds of $327,455. (2002 - 8,710,000 shares for $871,000).

      As at December 31, 2003 total unpaid cumulative dividends amounted to $174,200.

            Stock Option Plan

      The stock option plan allows employees of Phantom Fiber Inc. to receive options to purchase common shares of the company. Options granted under the plan generally vest with the employees equally over a three year period starting on the first anniversary date of the giant and expire five years after vesting. The option exercise price approximates the market price for the common shares on the date the options are issued.

      No amount of compensation expense has been recognized in the financial statements for the stock options granted to employees.

      During the year the company granted 490,000 options (2002 - 1,510,000), including 145,000 (2002 - Nil) which vested immediately, with an exercise price of $0.10 (2002 - $0.10) per common share, resulting in a total of 2,000,000 outstanding at October 31, 2003. No options were exercised nor forfeited in 2003 or 2002.

6.          CONVERTIBLE DEBENTURES

      On October 10, 2003, the company issued unsecured convertible debentures in the aggregate principal amount of $500,000 payable in four equal installments on October 10, 2003, October 17, 2003, November 7, 2003 and November 28, 2003. The debentures bear interest at 7% per annum, mature on October 9, 2006 and at the option of the holder are convertible into common shares of the company at a conversion price of $0.25 per share plus a two year warrant to purchase one common share at $0.60.

                            PHANTOM FIBER CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             As at October 31, 2003


7.          TAX LOSS CARRY FORWARD

      The company has income tax losses of approximately $717,000 which can be applied against taxable income of future years. If not utilized, these losses will start to expire as follows:

                           2009                      $  435,000
                           2010                         282,000

      In addition, the company also has unapplied research and development expenditure pool balances of approximately $998,000 for Ontario tax purposes and $788,000 for Federal tax purposes which can be utilized to reduce future taxable income. These expenditure pools have no expiry date.

      The income tax benefits of these amounts have not been recognized in the financial statements.

8.          SUBSEQUENT EVENT

      The company currently is in receipt of a Letter of Intent dated February 4, 2004 from Pivotal Self-Service Technologies Inc. to acquire all the outstanding shares of the company, including a conversion of the Convertible Debentures described in Note 6.

9.          CONTINGENT LIABILITY

      In October 2003 the company received correspondence demanding repayment of grants in the aggregate of $200,000 for alleged breach of contract. The company is contesting the alleged breach of contract.

                            PHANTOM FIBER CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             As at October 31, 2003


      Neither the possible outcome nor the amount of possible settlement can be foreseen. Therefore, no provision has been made in the financial statements.

10.         STATEMENT OF CASH FLOWS

      A statement of cash flows has not been presented, as the required information is readily apparent from the other financial statements presented and the notes to the financial statements.

11.         COMPARATIVE FIGURES

      Certain comparative figures, as at October 31, 2002 and for the period from January 7, 2002(date of incorporation) to October 31, 2002, have been reclassified to conform to the presentation adopted in the current year

                            PHANTOM FIBER CORPORATION
                     SCHEDULE OF DEFERRED DEVELOPMENT COSTS
                      FOR THE YEAR ENDED OCTOBER 31, 2003
     (Comparatives for the period from January 7, 2002 to October 31, 2002)


                                                                      (Note 11)
-------------------------------------------------------------------------------
                                                      2003             2002
-------------------------------------------------------------------------------

RESEARCH AND DEVELOPMENT COSTS
     Salaries and benefits                        $   672,206        $ 441,930
     Equipment leasing                                 11,424            5,610
     Supplies                                           4,320            8,521
     Carriers                                           2,558            4,408
     Software licenses                                  1,463           81,031
     Others                                                39            3,875
                                                      692,010          545,375
                                                  -----------        ---------
SELLING COSTS
     Salaries and benefits                             75,442           51,273
     Travel                                            28,535            8,855
     Advertising and promotions                        12,762           41,203
     Meals and entertainment                           12,366            5,762
     Amortization                                       1,159              678
     Market research                                        -            6,930
                                                  -----------        ---------
                                                      130,264          114,701
ADMINISTRATION COSTS
     Salaries and benefits                            102,042           75,307
     Occupancy costs                                   39,900           30,135
     Office and general                                28,931           20,537
     Telephone                                         13,355            9,484
     Bank charges and interest                          2,783              839
     Insurance                                                           4,700
                                                      187,011          141,002
                                                  -----------        ---------

PROFESSIONAL FEES
     Government grants and consulting                 116,760           32,165
     Consulting services                               55,416           89,039
     Accounting fees                                   24,400            3,500
     Legal fees                                        22,288           69,597
                                                      218,864          194,301
                                                  -----------        ---------

TOTAL DEVELOPMENT COSTS INCURRED                    1,228,149          995,379
                                                  -----------        ---------

LESS:  INVESTMENT TAX CREDITS, GRANTS
AND OTHER INCOME
     Investment tax credits                           776,968                -
     Consulting services                               60,676            1,223
     Government grants                                  5,073          207,767
     Interest and other income                          2,363              102
                                                      845,080          209,092
                                                  -----------        ---------

NET DEFERRED DEVELOPMENT COSTS                    $   383,069        $ 786,287
                                                  ===========        =========

                            PHANTOM FIBER CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                              As at March 31, 2004

(In accordance with United States Generally Accepted
Accounting Principals and stated in U.S. dollars)                 March 31,2004
                                                                  -------------
CURRENT ASSETS
   Accounts receivable                                              $    34,308
   Prepaid expenses                                                      19,452
   Investment tax credit receivable                                     381,235
   Note receivable                                                      381,500
                                                                    -----------
      Total Current Assets                                              816,495
                                                                    -----------

EQUIPMENT                                                                 2,921

                                                                    -----------

TOTAL ASSETS                                                        $   819,416
                                                                    ===========

CURRENT LIABILITIES
   Bank indebtedness                                                $       928
   Accounts payable and accrued charges                                 178,518
   Current portion of long term debt                                    114,486
                                                                    -----------
      Total Current Liabilities                                         293,932
                                                                    -----------

STOCKHOLDERS' DEFICIENCY
   Common stock, unlimited number of shares authorized,
   13,000,000 issued and outstanding at March 31, 2004                       76

   Series A preference shares, unlimited number of
   shares authorized, 11,983,770 issued and outstanding
   at March 31, 2004                                                    790,671
   Convertible debentures                                               919,780
   Comprehensive income                                                  19,516
   Deficit                                                           (1,204,559)
      Total Stockholders' Deficiency                                   (525,484)
                                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                      $   819,416
----------------------------------------------                      ===========

                            PHANTOM FIBER CORPORATION
    CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE FIVE MONTHS ENDED
                                 MARCH 31, 2004


                                                     For the
                                                   Five Months
                                                   Ended March
                                                    31, 2004
                                                  ------------

REVENUE                                             $  23,877
                                                    ---------

OPERATING EXPENSES
Selling, general and administrative                   170,004
Occupancy                                              10,788
Research and development                              252,715
                                                    ---------
Total Operating Expenses                              433,507
                                                    ---------

NET LOSS                                            $(409,630)
--------                                            =========

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS AT MARCH 31, 2004

(1) BASIS OF PRESENTATION

      The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, the financial statements do not include all information and footnotes required by accounting principles generally accepted in the United States of America for complete annual financial statements. In the opinion of management, the accompanying consolidated financial statements reflect all adjustments, consisting of only normal recurring adjustments, considered necessary for fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending October 31, 2004 or for any subsequent period. These consolidated financial statements should be read in conjunction with the audited consolidated financial statements, of Phantom Fiber Corporation as of and for the year ended October 31, 2003.

(2) INCOME TAXES

      Phantom incurred a net loss for the five months ended March 31, 2004. In addition, Phantom does not expect to generate book income for the year ended October 31, 2004. Therefore, no income taxes have been reflected for the five-month period ended March 31, 2004.

(3) LONG TERM DEBT

      Long term debt is non-interest bearing with no specific terms of repayment.

(4) SHARE CAPITAL

      The Series "A" preference shares are convertible to common shares at any time at the option of the holder and at the option of the company on the occurrence of certain events. The shares are retractable after September 1, 2006 with the support of 50% of the holders. The shares are voting and are entitled to a cumulative dividend of 20% per annum, to be paid only when declared by the Board of Directors. The dividends accrue annually based on the issue date of the shares.

(5) CONVERTIBLE DEBENTURES

      The debentures bear interest at 7% per annum, mature on October 9, 2006 and at the option of the holder are convertible into common shares of the company at a conversion price of $0.25 per share plus a two year warrant to purchase one common share at $0.60.

(6) STATEMENT OF CASH FLOWS

      A statement of cash flows has not been presented, as the required information is readily apparent from the other financial statements presented.

               INTRODUCTION TO THE PRO FORMA FINANCIAL STATEMENTS

      Pivotal Self-Service Technologies Inc. ("Pivotal") recently signed a share exchange agreement ("transaction") with Phantom Fiber Corporation ("Phantom") providing for the acquisition of all of the shares of Phantom. If the transaction is consummated, shareholders of Phantom will be issued 167,410,735 shares of Pivotal which represents 67% of Pivotal's post-transaction outstanding capital stock. We anticipate that the transaction will close in July of 2004. The transaction will be recorded as a reverse acquisition since the Phantom stockholders will become the controlling stockholders of Pivotal. Based on the recent thirty-day average price of Pivotal's common stock of $0.08, the preliminary estimate of the total purchase price is approximately $13.4 million. It is expected that the combined company will record intangible assets (patents and licenses) for substantially all of the purchase price.

      The Unaudited Pro Forma Condensed Consolidated Balance Sheet combines the historical consolidated balance sheet of Pivotal and the historical consolidated balance sheet of Phantom, giving effect to the transaction as if it had been consummated on December 31, 2002.

      You should read this information in conjunction with the:

      o accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements;

      o separate historical unaudited financial statements of Pivotal as of and for the three months ended March 31, 2004 included in Pivotal's Quarterly Report on Form 10-QSB for the three month period ended March 31, 2004, which is included in this document;separate historical unaudited financial statements of Phantom as of and for the five months ended March 31, 2004, which is included in this document. This statement conforms to accounting principles generally accepted in the United States and are expressed in US funds.

      o separate historical audited consolidated financial statements of Pivotal for the year ended December 31, 2003, with comparative figures for December 31, 2002, included in Pivotal's Annual Report on Form 10-KSB for the year ended December 31, 2003;

      o separate audited consolidated financial statements for Phantom for the year ended October 31, 2003 and for the year ended October 31, 2002, which is included in this document. These statements conform to accounting principles generally accepted in Canada and are expressed in Canadian funds;

      o reconciliation of Canadian and US generally accepted accounting principles for Phantom for the years ended October 31, 2003 and 2002, which is included in this document;

      o Schedules converting the Phantom statements of operations for the years ended December 31, 2003 and December 31, 2002 from Canadian to US funds.

      We present the unaudited pro forma condensed consolidated financial information for informational purposes only. The pro forma information is not necessarily indicative of what our financial position would have been had we completed the transaction on January 1, 2002. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position of the combined company.

Share Exchange Agreement

      Under the share exchange agreement Pivotal will issue 137,410,735 new common shares of Pivotal to the Common shareholders of Phantom for 100% of Phantom's Common shares. Pivotal will issue 30,000,000 new common shares of Pivotal to the holders of Phantom Debentures totalling $920,000. A copy of the share exchange agreement is attached as a schedule to this Proxy. Accordingly the transaction is accounted for as a reverse acquisition through the issuance of stock by Phantom for the net monetary assets of Pivotal, accompanied by a recapitalization of Phantom. No goodwill or any other intangible assets have been recorded.

                     PIVOTAL SELF SERVICE TECHNOLOGIES INC.
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS AT MARCH 31, 2004
                                 (IN US DOLLARS)

                                   A S S E T S


                                           Consolidated
                                           Pivotal-Self
                                             Service         Consolidated
                                           Technologies      Phantom Fiber    Pro Forma        Proforma
                                               Inc.           Corporation     Adjustments    Consolidated
                                           ------------      -------------    -----------    ------------
CURRENT
Cash                                       $    2,120              (928)                           1,192
Marketable securities                         923,800                                            923,800
Accounts receivable                                              34,308                           34,308
Prepaid expenses                                                 19,452                           19,452
Note receivable                               180,000           381,500                          561,500
Investment tax credit receivable                                381,235                          381,235
Assets of discontinued operations              55,467              --                             55,467
                                           -------------------------------------------------------------
TOTAL CURRENT ASSETS                        1,161,387           815,567                        1,976,954

EQUIPMENT                                                         2,921
ASSETS OF DISCONTINUED OPERATIONS              75,700              --                             75,700
                                                                                              ----------

TOTAL ASSETS                               $1,237,087           818,488                        2,055,575
                                                                                              ==========


                     PIVOTAL SELF SERVICE TECHNOLOGIES INC.
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS AT MARCH 31, 2004
                                 (IN US DOLLARS)
                                   (continued)

        L I A B I L I T I E S A N D S T O C K H O L D E R S' E Q U I T Y


                                                       Consolidated
                                                    Pivotal-Self Service    Consolidated
                                                       Technologies         Phantom Fiber      Pro Forma          Proforma
                                                           Inc.             Corporation        Adjustments      Consolidated
                                                    --------------------    -------------      -----------      ------------
CURRENT LIABILITIES

Accounts payable and accrued liabilities               $   139,098            178,518                              317,616
Notes payable                                              147,725                                                 262,211
Senior subordinated convertible debentures                  91,500                                                  91,500
Liabilities of discontinued operations                     318,263                                                 318,263
                                                       -------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                  696,586            293,004                              989,590
                                                       -------------------------------------------------------------------

STOCKHOLDERS' EQUITY Preferred stock,
$100 par value, 8%, non-voting,
convertible, 2,000 shares authorized, no
shares issued and outstanding                                 --
Common stock, $.001 par value,
150,000,000 shares authorized,
250,115,606 shares issued and outstanding                   82,705                               (82,705)
Common stock subscribed                                     62,200                               (62,200)
Additional paid-in capital                               8,715,084                            (8,715,084)
Common stock                                                                  790,747                              790,747
Convertible debenture                                                         919,780                              919,780
Accumulated other comprehensive income                     826,999            (18,827)                             808,172
Accumulated deficit                                     (9,146,487)        (1,166,217)         8,859,989        (1,452,715)
                                                       -------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                 540,501            525,484                            1,065,984
                                                       -------------------------------------------------------------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                   $ 1,237,087            818,488                          $ 2,055,575
                                                       ===================================================================

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                     AS AT DECEMBER 31, 2003 (IN US DOLLARS)

                                   A S S E T S


                                              Consolidated
                                           Pivotal-Self Service    Consolidated
                                              Technologies         Phantom Fiber      Pro Forma          Proforma
                                                  Inc.             Corporation        Adjustments      Consolidated
                                           --------------------    -------------      -----------      ------------

CURRENT
   Cash                                        $   92,192               19,742                              111,934
   Marketable securities                        1,860,000                                                 1,860,000
   Accounts receivable                                                  20,368                               20,368
   Prepaid expenses                                                      3,685                                3,685
   Due from related parties                        40,702                 --                                 40,702
   Investment tax credit receivable                                    386,731                              386,731
   Assets of discontinued operations              122,452                 --                                122,452
                                              ----------------------------------------------------------------------
TOTAL CURRENT ASSETS                            2,115,346              430,526                            2,545,872
EQUIPMENT                                            --                  2,244                                2,244
ASSETS OF DISCONTINUED OPERATIONS                 256,276                 --                                256,276
                                              ----------------------------------------------------------------------
TOTAL ASSETS                                   $2,371,622              432,770                            2,804,392
                                              ======================================================================

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS AT DECEMBER 31, 2003
                                 (IN US DOLLARS)
                                   (continued)

        L I A B I L I T I E S A N D S T O C K H O L D E R S' E Q U I T Y


                                              Consolidated
                                           Pivotal-Self Service    Consolidated
                                              Technologies         Phantom Fiber      Pro Forma         Proforma
                                                  Inc.             Corporation        Adjustments     Consolidated
                                           --------------------    -------------      -----------     ------------

CURRENT LIABILITIES
   Accounts payable and accrued
   liabilities                                $   155,185             56,941                            212,126
   Notes payable                                  448,856                                               448,856
   Senior subordinated
   convertible debentures                          91,500                                                91,500
   Liabilities of discontinued
   operations                                     380,853                                               380,853
                                              ------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                       1,076,394             56,941                          1,133,335
                                              ------------------------------------------------------------------

NOTES PAYABLE                                                        137,136                            137,136

                                              ------------------------------------------------------------------
TOTAL LIABILITIES                               1,076,394            194,077                          1,270,471
                                              ------------------------------------------------------------------

STOCKHOLDERS' EQUITY Preferred stock,
$100 par value, 8%, non-voting,
convertible, 2,000 shares authorized, no
shares issued and outstanding                        --
Common stock, $.001 par value,
150,000,000 shares authorized,
246,322,576 shares issued and outstanding          78,912                               (78,912)
Common stock subscribed                            90,200                               (90,200)
Additional paid-in capital                      8,646,447                            (8,646,447)
Common stock                                                         790,747            790,747
Convertible debenture                                                294,120            294,120
Accumulated other comprehensive income          1,739,457            (13,675)         1,725,782
Accumulated deficit                            (9,259,788)          (832,499)         8,815,559      (1,276,728)
                                              ------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      1,295,228            238,693          1,533,921
                                              ------------------------------------------------------------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                          $ 2,371,622        $   432,770        $ 2,804,392
                                              ==================================================================

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
            NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                  December 31, 2003 and 2002 and March 31, 2004

Note 1      Basis of Presentation
            ---------------------

            The accompanying consolidated balance sheets give effect to the acquisition of the shares of Phantom Fiber Corporation ("Phantom") by Pivotal Self-Service Technologies Inc. ("Pivotal") as if it had occurred on December 31, 2002.

            The pro forma consolidated balance sheets of Pivotal included herein have been prepared by management of Pivotal in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the December 31, 2003 and 2002 (audited) financial statements of Pivotal and the October 31, 2003 and 2002 (audited) financial statements of Phantom, together with other information available to the corporations. The March 31, 2004 information was derived from the March 31, 2004 (unaudited) financial statements as filed with Pivotal's 10QSB and interim March 31, 2004 (unaudited) financial statements of Phantom Fiber. The Phantom financial statements were prepared in accordance with Canadian Generally Accepted Accounting Principles. They have been adjusted to conform with accounting principles generally accepted in the United States of America for the preparation of the pro forma. In the opinion of management of Pivotal, these pro forma consolidated balance sheets include all adjustments necessary for fair presentation of the acquisition of Phantom by Pivotal as described below.

            The pro forma consolidated balance sheets should be read in conjunction with the historical financial statements and notes thereto of Pivotal and Phantom referred to above and a reconciliation of Phantom's Canadian GAAP statements to US GAAP that is included below.

            The functional currency of Phantom is the Canadian Dollar. All assets and liabilities have been translated into US dollars at the exchange rate on the balance sheet date and revenues and expenses, which result in the accumulated deficit, have been translated at the average rate of exchange for the period. The resulting translation adjustment has been recorded as a separate component of accumulated other comprehensive income as a component of stockholders' equity.

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
            NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                  December 31, 2003 and 2002 and March 31, 2004


Note 2 The audited consolidated financial statements of the Phantom have been changed from the historic statements as follows:

            a)    The statements were converted from Canadian to US GAAP; and

            b) Canadian dollars ("CDN") were converted to United States dollars ("US").


                                               Phantom Fiber Corporation
                                               Consolidated Balance Sheet
                                          Reconciliation of US and Canadian GAAP
                                                   As at October 31, 2003

                                                 Oct 31/03
                                               In accordance                              Oct 31/03          Oct 31/03
                                               with Canadian                             In accordance     In accordance
                                                    GAAP            Adjustments          with US GAAP       with US GAAP
                                                  Audited            to US GAAP           Unaudited          Unaudited
                                                  (CAD $)              (CAD $)             (CAD $)             (US $)
----------------------------------------------------------------------------------------------------------------------------
Balance sheet
----------------------------------------------------------------------------------------------------------------------------
Current assets                                      636,141                                 636,141           483,467
----------------------------------------------------------------------------------------------------------------------------
Equipment                                             2,899                                   2,899             2,203
----------------------------------------------------------------------------------------------------------------------------
Deferred development costs (Note 2.1)             1,169,356          (1,169,356)
----------------------------------------------------------------------------------------------------------------------------
Total assets                                      1,808,396          (1,169,356)            639,040           485,670
----------------------------------------------------------------------------------------------------------------------------
Current liabilities                                 360,635                                 360,635           274,083
----------------------------------------------------------------------------------------------------------------------------
Share capital                                     1,198,555                               1,198,555           807,457
----------------------------------------------------------------------------------------------------------------------------
Equity portion of convertible debentures            250,000                                 250,000           189,500
----------------------------------------------------------------------------------------------------------------------------
Comprehensive income                                                                                          (15,720)
----------------------------------------------------------------------------------------------------------------------------
Deficit                                                (794)         (1,169,356)         (1,170,150)         (769,650)
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders's equity       1,808,396          (1,169,356)            639,040           485,670
----------------------------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------
                             Phantom Fiber Corporation
                  Condensed Consolidated Statement of Operations
                      Reconciliation of US and Canadian GAAP
                        For the year ended October 31, 2003
         ------------------------------------------------------------------
                                                    CAD$          US$
         ------------------------------------------------------------------
         Loss according to Canadian GAAP             (539)        (372)
         ------------------------------------------------------------------
         Expense start up costs (Note 2.1)       (383,069)    (264,318)
         ------------------------------------------------------------------
         Loss according to US GAAP               (383,608)    (264,690)
         ------------------------------------------------------------------

      Canadian generally accepted accounting principles allow the deferral and amortization of development costs. The Notes to the Canadian GAAP financial statements describe the policy used:

            Deferred development costs related to the commercial development of wireless technology for mobile communication devices are capitalized by the company to the date of commercial use of the product. The deferred costs will be expensed on a straight line basis over 12 months from the date of commercial use.

      Under US GAAP these development costs have been expensed because:

            Cost incurred for software development prior to technological feasibility are expensed as product development cost in the period incurred. Once the point of technological feasibility is reached, development costs are capitalized until the product is available for general release. Capitalized costs are then amortized on a straight-line basis over the estimated useful life or on the ratio of current revenue to the total projected product revenue, whichever is greater. Technological feasibility, which we define as the establishment of a working model and which typically occurs when beta testing is commences, was not reached prior to October 31, 2003. As a result, all development costs incurred in the years ended October 31, 2003 and October 31, 2002 were expensed.

      The following costs, previously deferred under Canadian GAAP, were expensed under the provisions of US GAAP:

           --------------------------------------------------------------
                                                                2003
           --------------------------------------------------------------
           Net selling, general and administrative costs      473,100
           --------------------------------------------------------------
           Software development costs (net of government      (90,031)
           assistance)
           --------------------------------------------------------------
           Total costs expensed                               383,069
           --------------------------------------------------------------

      The effect of this change was to decrease Deferred development costs, increase the loss and deficit for the year ended October 31, 2003.

      The functional currency of Phantom is the Canadian Dollar. All assets and liabilities have been translated into US dollars at the exchange rate on the balance sheet date and revenues and expenses, which result in the accumulated deficit, have been translated at the average rate of exchange for the period. The resulting translation adjustment has been recorded as a separate component of accumulated other comprehensive income as a component of stockholders' equity. The exchange rates used in these schedules are:

               ---------------------------------------------------------
                                             Mar 31,2004    Dec 31, 2003
               ---------------------------------------------------------
               Average rate for the period       .759          .714
               ---------------------------------------------------------
               Period end rate                   .763          .774
               ---------------------------------------------------------

                                   Appendix A

Audit Committee Charter

The Audit Committee (sometimes referred to as the "Committee") is appointed by the Board of Directors (the "Board") of Pivotal Self-Service Technologies Inc. (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

The Audit Committee shall be comprised of three or more directors, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment and must be found by the board to (i) qualify as an "independent director" under the Nasdaq Marketplace Rules (the "Marketplace Rules"), unless the Board determines that an exemption to such qualification is available under the Marketplace Rules, (ii) meet the "independence" requirements under Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act") and (iii) satisfy the other requirements of the Nasdaq Marketplace Rules. In addition, all members of the Audit Committee shall be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. At least one member of the Audit Committee should be, in the judgment of the Board, an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC") and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, which results in such member's financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Members of the Audit Committee shall serve at the pleasure of the Board and may be removed at the Board's sole and absolute discretion. Members shall serve until their successors shall be duly elected and qualified. The Audit Committee's chairperson shall be designated by the full Board or, if the Board does not do so, the Audit Committee members shall elect a chairperson by vote of a majority of the full Audit Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

5. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditors' reviews of the quarterly financial statements.

6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

10. Approve the fees to be paid to the independent auditor for audit services.

11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Evaluate together with the Board the performance of the independent auditor and, whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14. Discuss with the national office of the independent auditor, if any, issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

15. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

16. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

17. Obtain reports from management and the independent auditor that the Company's subsidiaries/foreign affiliated entities, if any, are in conformity with applicable legal requirements and the Company's Code of Conduct, when formally established, including disclosures of insider and affiliated party transactions.

18. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

19. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

20. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

21. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

22. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct, when formally established.

23. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

24. Meet at least quarterly with the chief financial officer and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct, when formally established.

This Charter was adopted by the Board on April 23, 2004.

                                   Appendix B

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.

      Pivotal Self-Service Technologies Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

      DOES HEREBY CERTIFY:

      FIRST: That at a meeting of the Board of Directors of the corporation, resolutions were duly adopted setting forth proposed amendments of the Amended and Restated Certificate of Incorporation of the corporation, as amended, and declaring that such amendments are advisable and that such amendments should be submitted to the stockholders of the corporation for approval. The resolutions setting forth the proposed amendments are as follows:

            RESOLVED, that Article FIRST of the Amended and Restated Certificate of Incorporation be deleted and replaced with the following:

                  "FIRST. The name of the corporation is: Phantom Fiber Corporation."

      ; and be it further

            RESOLVED, that Article FOURTH of the Amended and Restated Certificate of Incorporation be deleted and replaced with the following:

                  FOURTH. The total number of shares of stock which the
            Corporation shall have authority to issue is four hundred million (400,000,000) shares of Common Stock, of the par value of One Tenth of One Cent ($0.001) each, amounting in the aggregate to Four Hundred Thousand Dollars ($400,000.00).

      ; and be it further

            RESOLVED, that at any time prior to the effectiveness of the filing of the amendments with the Secretary of State of the State of Delaware, notwithstanding authorization of the proposed amendments by the corporation's stockholders, the Board of Directors of the corporation may abandon such proposed amendments without further action by the stockholders.

      SECOND: Thereafter, pursuant to resolutions of the corporation's Board of Directors, the amendments were submitted to the stockholders of the corporation for approval at a Meeting of Stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendments.

      THIRD: The said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the corporation has caused this certificate to be signed by _________________, its duly authorized officer, as of this ___ day of ______, 2004.

                                          PIVOTAL SELF-SERVICE TECHNOLOGIES INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   Appendix C

                              THE EIEIHOME.COM INC.
                             2000 STOCK OPTION PLAN

1. Purpose. The purpose of the 2000 Stock Option Plan (the "Plan") of eieiHome.com Inc., a Delaware corporation (the "Company"), is to attract and retain employees (including officers), directors, consultants and independent contractors of the Company, or any Subsidiary or Affiliate which now exists or hereafter is organized or acquired, and to furnish additional incentives to such persons to enhance the value of the Company over the long term encouraging them to acquire a proprietary interest in the Company.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Affiliate" means any entity if, at the time of granting of an Option,
(i) the Company, directly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interest in such entity or (ii) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

      (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or, if there is no such designation or no such designated person survives the Optionee, then the person, persons, trust or trusts entitled by will or applicable law to receive such rights or, if no such person has such right then the Optionee's executor or administrator.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Change in Control" means a change in control of the Company which will be deemed to have occurred if:

            (i) any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than an Exempt Person) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 2(d) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

            (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinbefore defined), other than an Exempt Person, acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

            (iv) the stockholders of the Company approve of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (f) "Committee" means the committee, consisting exclusively of two or more Non-Employee Directors (as defined in Rule 16b-3), if and as the same may be established by the Board to administer the Plan; provided, however, that to the extent required for the Plan to comply with the applicable provisions of Section 162(m) of the Code, "Committee" means either such committee or a subcommittee of that committee, as the case may be, which shall be constituted to comply with the applicable requirements of Section 162(m) of the Code and the regulations promulgated thereunder. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee and, in such a case, all references herein to the Committee shall refer to the Board.

      (g) "Company" means eieiHome.com Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

      (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

      (i) "Exempt Person" means (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock, or
(4) any person or group of persons who, immediately prior to the adoption of this Plan, owned more than 50% of the combined voting power of the Company's then outstanding voting securities.

      (j) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, the per share Fair Market Value of Stock as of a particular date shall mean (i) if the shares of Stock are then listed on a national securities exchange, the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the reported per share closing price of the Stock on the day prior to such date or, if there was no such price reported for such date, on the next preceding date for which such a price was reported, or (iii) if the shares of Stock are then traded in an over-the-counter market other than on the NASDAQ National Market System, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iv) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith.

      (k) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

      (l) "NQSO" means any Option not designated as an ISO.

      (m) "Option" means a right, granted to an Optionee under Section 6(b) of the Plan, to purchase shares of Stock, subject to the terms and conditions of this Plan. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a Subsidiary.

      (n) "Optionee" means a person who, as an employee, director, officer, consultant or independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Option.

      (o) "Plan" means this eieiHome.com Inc. 2000 Stock Option Plan, as amended from time to time.

      (p) "Rule 16b-3" means Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

      (q) "Stock" means the common stock, par value $0.001 per share, of the Company.

      (r) "Stock Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

      (s) "Subsidiary" means any corporation in which the Company, directly or indirectly, owns stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation.

      (t) "Ten Percent Shareholder" means a person or persons who own, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3. Administration. The Plan shall be administered by the Committee. The Committee shall have the authority, in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Stock to which Options may relate and the terms, conditions, restrictions and performance criteria relating to any Options; to determine whether, to what extent, and under what circumstances Options may be settled, canceled, forfeited, exchanged or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Options in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations or accounting principles; to designate Affiliates; to construe and interpret the Plan and any Options; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Stock Option Agreement (which need not be identical for each Optionee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

      The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate or Optionee (or any person claiming any rights under the Plan from or through any Optionee) and any stockholder.

      No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4. Eligibility. Options may be granted in the discretion of the Committee to key employees as determined by the Committee (including officers), directors and consultants of the Company and its present or future Subsidiaries and Affiliates. In determining the persons to whom Options shall be granted and the type of Options granted (including the number of shares to be covered by such Options), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Stock Subject to the Plan. The maximum number of shares of Stock reserved for the grant of Options under the Plan shall be 3,000,000 shares of Stock, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in private transactions or otherwise. The number of shares of Stock available for issuance under the Plan shall be reduced by the number of shares of Stock subject to outstanding Options. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Optionee, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Options under the Plan. In no event shall any Optionee be granted Options under this Plan in any one calendar year with respect to more than 10% of the aggregate number of shares of Stock reserved for awards under the Plan.

      In the event that the Committee shall determine, in it sole discretion, that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse split, any reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, license arrangement, strategic alliance or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of any Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options, and (iii) the exercise price, grant price, or purchase price relating to any Option; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code.

6. Specific Terms of Options.

      (a) General. Options may be granted at the discretion of the Committee. The term of each Option shall be for such period as may be determined by the Committee. The Committee may make rules relating to Options, and may impose on any Option or the exercise thereof, at the date or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

      (b) Options. The Committee is authorized to grand Options to Optionees on the following terms and conditions:

            (i) Type of Option. The Stock Option Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO (in the event its terms, and the individual to whom it is granted, satisfy the requirements for ISOs under the Code), or an NQSO.

            (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, in the case of an ISO, (i) such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option or such other exercise price as may be required by the Code, (ii) if the Optionee is a Ten Percent Shareholder, such exercise price shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant of such Option and in no event shall the exercise price for the purchase of shares of Stock be less than par value. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock owned by the Optionee for at least six months prior to the date of the exchange ("Mature Stock"), or a combination of both, in an amount having a combined value equal to such exercise price. Any shares of Mature Stock exchanged upon the exercise of any Option shall be valued at the Fair Market Value on the date on which such shares are exchanged. An Optionee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer in accordance with applicable law.

            (iii) Term and Exercisability of Options. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Stock Option Agreement. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Company's Secretary and paying the exercise price as described in Section 6(b)(ii).

            (iv) Termination of Employment, etc. An Option may not be exercised unless the Optionee is then in the employ or a director of, or then maintains an independent contractor relationship with, the Company or any Subsidiary or Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has continuously maintained any of such relationships since the date of grant of the Option; provided that, the Stock Option Agreement may contain provisions extending the exercisability of Options, in the event or specified terminations, to a date not later than the expiration date of such Option. The Committee may establish a period during which the Beneficiaries of an Optionee who died while an employee, director or independent contractor of the Company or any Subsidiary or Affiliate or during any extended period referred to in the immediately preceding proviso may exercise those Options which were exercisable on the date of the Optionee's death; provided that no Option shall be exercisable after its expiration date.

            (v) Nontransferability. Options shall not be transferable by an Optionee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by such Optionee.

            (vi) Other Provisions. Options may be subject to such other conditions as the Committee may prescribe in it discretion.

7. Change in Control Provisions. In the event of a Change in Control, any and all Options then outstanding shall become fully exercisable and vested, whether or not theretofore vested and exercisable.

8. General Provisions.

      (a) Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Stock Option Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

      (b) No Right to Continued Employment, etc. Nothing in the Plan or in any Option granted or Stock Option Agreement entered into pursuant to the Plan shall confer upon any Optionee the right to continue in the employ of, or to continue as a director of or an independent contractor to, the Company, any Subsidiary or any Affiliate, as the case may be, or to be entitled to any remuneration or benefits not set forth in the Plan or such Stock Option Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Optionee's employment, directorship or independent contractor relationship.

      (c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Option granted, any payment relating to an Option under the Plan (including from a distribution of Stock), or any other payment to an Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and an Optionee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an Optionee's tax obligations.

      (d) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or Sections 422 and 424 of the Code and the regulations promulgated thereunder shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee's consent, under any Option theretofore granted under the Plan.

      (e) No Rights to Options; No Stockholder Rights. No person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically herein, an Optionee or transferor of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to such Optionee for such shares.

      (f) Unfunded Status of Options. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. Nothing contained in the Plan or any Option shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

      (g) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

      (i) Effective Date; Plan Termination.

            (i) The Plan shall take effect upon its adoption by the Board (the "Effective Date"), but the Plan (and any grants of Options made prior to the stock holder approval mentioned herein), shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board. In the absence of such approval, such Options shall be null and void.

            (ii) The Board may terminate the Plan at any tine with respect to any shares of Stock that are not subject to Options. Unless terminated earlier by the Board, the Plan shall terminate ten years after the Effective Date and no Options shall be granted under the Plan after such date. Termination of the Plan under this Section 8(i) will not affect the rights and obligations of any Optionee with respect to Options granted prior to termination.

                                   Appendix D

                            SHARE EXCHANGE AGREEMENT

      This Share Exchange Agreement, dated as of April 21, 2004, is made by and among PIVOTAL SELF-SERVICE TECHNOLOGIES INC., a Delaware corporation (the "Acquiror"), each of the Persons listed on Exhibit A (collectively, the "Shareholders"), and PHANTOM FIBER CORPORATION, a Canadian corporation (the "Company").

                                   BACKGROUND

      The Shareholders have agreed to transfer to the Acquiror, and the Acquiror has agreed to acquire from the Shareholders (i) all of the Shares, which Shares constitute 100% of the outstanding capital stock of the Company, in exchange for 137,410,735 shares of the Acquiror's Common Stock and (ii) all of the Company Debentures, in exchange for 30,000,000 shares of the Acquiror's Common Stock and Warrants to purchase 15,000,000 shares of the Acquiror's Common Stock, all on the terms and conditions as set forth herein.

                                    SECTION I
                                   DEFINITIONS

      Unless the context otherwise requires, the terms defined in this Section 1 will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

      1.1. "Accredited Investor" has the meaning set forth in Regulation D under the Securities Act and set forth on Exhibit B.

      1.2. "Acquired Companies" means, collectively, the Company and the Company Subsidiaries.

      1.3. "Acquiror Balance Sheet" means the Acquiror's audited consolidated balance sheet at December 31, 2003.

      1.4. "Acquiror Board" means the Board of Directors of the Acquiror.

      1.5. "Acquiror Companies" means, collectively, the Acquiror and the Acquiror Subsidiaries.

      1.6. "Acquiror's Common Stock" means the Pivotal Self-Service Technologies Inc. common stock, par value $0.001 per share.

      1.7. "Acquiror Shares" means, collectively, the 137,410,735 shares of Acquiror's Common Stock being issued to the Shareholders in exchange for the Shares and the 30,000,000 shares of Acquiror's Common Stock being issued to the Shareholders in exchange for the Company Debentures, pursuant to this Agreement.

      1.8. "Acquiror Subsidiaries" means all of the direct and indirect Subsidiaries of the Acquiror.

      1.9. "Acquisition Transaction" has the meaning set forth in Section
11.1.7.

      1.10. "Additional Shares" has the meaning set forth in Section 12.3.2.

      1.11. "Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

      1.12. "Agreement" means this Share Exchange Agreement, including all Schedules and Exhibits hereto, as this Share Exchange Agreement may be from time to time amended, modified or supplemented.

      1.13. "Approved Plans" means a stock option or similar plan for the benefit of employees or others which has been approved by the stockholders of the Acquiror.

      1.14. "Business Day" means a day, other than Saturday, on which banks in New York City are open for business.

      1.15. "Claims Period" has the meaning set forth in Section 12.2.1.

      1.16. "Closing" has the meaning set forth in Section 3.

      1.17. "Closing Date" has the meaning set forth in Section 3.

      1.18. "Code" means the Internal Revenue Code of 1986, as amended.

      1.19. "Common Stock" means the Company's common stock, without par value.

      1.20. "Commission" means the United States Securities and Exchange Commission or any other federal agency then administering the Securities Act.

      1.21. "Company Balance Sheet" means, on the date of this Agreement, the Company's unaudited consolidated balance sheet at March 31, 2004 and, on the Closing Date, the Company's audited consolidated balance sheet at October 31, 2003.

      1.22. "Company Benefit Plans" means employee pension benefit plans, medical, disability, severance pay, educational, life insurance and other employee welfare benefit plans, and all other bonus, stock option, stock purchase or other equity-based compensation arrangements, and incentive, deferred compensation, supplemental retirement, severance, disability, vacation, cafeteria and other similar employee benefit plans, policies, programs or contracts (including those which contain change of control provisions or pending change of control provisions), and any employment, executive compensation or severance agreements (including those with change of control provisions or pending change of control provisions), as amended, modified or supplemented, in any case that (a) are maintained or contributed to (or to which there was an obligation to contribute) by any Acquired Company, or (b) were formerly maintained or contributed to (or to which there was an obligation to contribute), by any Acquired Company, as well as each plan with respect to which any Acquired Company has or could have any liability, whether direct or indirect or actual or contingent (including any liability arising out of an indemnification, guarantee, hold harmless or similar agreement).

      1.23. "Company Audited Financial Statements" has the meaning set forth in
Section 8.5.

      1.24. "Company Board" means the Board of Directors of the Company.

      1.25. "Company Debentures" means the convertible debentures of the Company in the aggregate principal amount of $1,200,000 Canadian Dollars.

      1.26. "Company Indemnified Party" has the meaning set forth in Section 12.3.1.

      1.27. "Company Nominees" means the four individuals designated by the Shareholders pursuant to Section 2.4 to be nominated for election to the Acquiror Board to take office if and when the Closing occurs.

      1.28. "Company Preliminary Financial Statements" has the meaning set forth in Section 5.8.

      1.29. "Company Subsidiary" means Phantom Fiber Inc.

      1.30. "Covered Persons" has the meaning set forth in Section 8.6.3.

      1.31. "Damages" has the meaning set forth in Section 12.2.1.

      1.32. "D&O Insurance" has the meaning set forth in Section 8.6.4.

      1.33. "Distributor" means any underwriter, dealer or other Person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

      1.34. "Environmental Laws" means any Law or other requirement relating to the environment, natural resources, or public or employee health and safety.

      1.35. "Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

      1.36. "Equity Security" means any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible into or exchangeable for, with or without consideration, any stock or similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.

      1.37. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      1.38. "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

      1.39. "Exhibits" means the several exhibits referred to and identified in this Agreement.

      1.40. "GAAP" means, with respect to any Person, United States generally accepted accounting principles applied on a consistent basis with such Person's past practices.

      1.41. "Governmental Authority" means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body, in each case whether U.S. or non-U.S.

      1.42. "Indebtedness" means any obligation, contingent or otherwise. Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

      1.43. "Indebtedness for Borrowed Money" means (a) all Indebtedness in respect of money borrowed; (b) all Indebtedness evidenced by a promissory note, bond or similar written obligation to pay money; or (c) all such Indebtedness guaranteed by the relevant party or for which the relevant party is otherwise contingently liable.

      1.44. "Indemnified Persons" has the meaning set forth in Section 8.6.2.

      1.45. "Intellectual Property" means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

      1.46. "Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

      1.47. "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

      1.48. "Market Price," with respect to Acquiror's Common Stock, shall mean the average of the reported per share closing bid price and closing ask price of Acquiror's Common Stock regular way on the OTC Bulletin Board (or, if it is not then quoted on the OTC Bulletin Board, the over-the-counter market as furnished by any NASD member firm selected from time to time by the Acquiror for that purpose) for five (5) consecutive trading days ending with the trading day immediately prior to the date as of which the Market Price is being determined.

      1.49. "Material Acquiror Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Acquiror Companies, of the type and nature that the Acquiror is required to file with the Commission.

      1.50. "Material Adverse Effect" means, when used with respect to the Acquiror Companies or the Acquired Companies, as the case may be, (a) any material adverse effect on the business, assets, financial condition or results of operations of the Acquiror Companies or the Acquired Companies, as the case may be, in each case taken as a whole or (b) any material impairment of the ability of the Acquiror or the Company, as the case may be, to perform their respective obligations under this Agreement.

      1.51. "Material Company Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Acquired Companies, of the type and nature that would be required to be filed with the Commission if the Company were a reporting company.

      1.52. "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Authority.

      1.53. "Organizational Documents" means (a) the articles or certificate of incorporation and the by-laws or code of regulations of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles or certificate of formation and operating agreement of a limited liability company; (e) any other document performing a similar function to the documents specified in clauses (a), (b),
(c) and (d) adopted or filed in connection with the creation, formation or organization of a Person; and (f) any and all amendments to any of the foregoing.

      1.54. "Outside Date" has the meaning set forth in Section 11.1.3.

      1.55. "Permitted Liens" means (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of which the relevant party has made adequate reserves; (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation, carriers, warehousemen, mechanics, laborers and materialmen and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves; (c) statutory Liens incidental to the conduct of the business of the relevant party which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business; and (d) Liens that would not reasonably be expected to have a Material Adverse Effect.

      1.56. "Person" means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

      1.57. "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority.

      1.58. "Regulation S" means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

      1.59. "Required Acquiror Stockholder Actions" means, collectively, the vote of the holders of Acquiror's Common Stock approving: (i) the election of the Company Nominees to the Acquiror Board, to take office if and when the Closing occurs; (ii) an increase in the authorized number of shares of Acquiror's Common Stock from 150,000,000 to 400,000,000 shares; (iii) an increase in the number of shares of Acquiror's Common Stock reserved under stock option plans from 3,000,000 to 20,000,000, (iv) a change in Acquiror's name to "Phantom Fiber Corporation," immediately following, and subject to, the Closing.

      1.60. "Returned Shares" has the meaning set forth in Section 12.2.2.

      1.61. "Rule 144" means Rule 144 under the Securities Act, as the same may be amended from time to time, or any successor statute.

      1.62. "Schedules" means the several schedules referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement.

      1.63. "SEC Documents" has the meaning set forth in Section 6.26.

      1.64. "Section 4(2)" means Section 4(2) under the Securities Act, as the same may be amended from time to time, or any successor statute.

      1.65. "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

      1.66. "Shares" means, collectively, the 24,983,770 outstanding shares of Common Stock of the Company.

      1.67. "Subsidiary" means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

      1.68. "Survival Period" has the meaning set forth in Section 12.1.

      1.69. "Taxes" means all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the foregoing Taxes.

      1.70. "Tax Return" means any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      1.71. "Transaction Documents" means, collectively, all agreements, instruments and other documents described herein or related hereto, including the Phantom Fiber Shareholder Agreement and the Halloran Employment Agreement.

      1.72. "Transaction Securities" has the meaning set forth in Section 4.2.1.

      1.73. "U.S." means the United States of America.

      1.74. "U.S. person" has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit C hereto.

      1.75. "Warrants" means, warrants issued to holders of Company Debentures to acquire Acquiror's Common Stock, at $0.084 per share, immediately exercisable and expiring on the second anniversary of Closing Date.

                                   SECTION II
                   EXCHANGE OF SHARES AND SHARE CONSIDERATION

      2.1. Share Exchange. At the Closing, each of the Shareholders shall transfer to, and the Acquiror shall acquire from each Shareholder, that number of Shares and Convertible Debentures set out beside such Shareholder's name on Exhibit A for the consideration and on the terms set forth in this Agreement. Subject to Section 3.2, the aggregate consideration for the Shares and the Company Debentures acquired by Acquiror pursuant to this Agreement shall be

167,410,735 Acquiror Shares to be issued to each Shareholder on a pro rata basis in accordance with the portion of all of the Shares and Convertible Debentures, taken together on an as-converted basis, that such Shareholder owns and Warrants to acquire 15,000,000 shares of Acquiror's Common Stock, to be issued to each holder of Company Debentures on pro rata basis in accordance with the portion of all Convertible Debentures that such holder owns, (all as set forth on Exhibit
A).

      2.2. Withholding. The Acquiror shall be entitled to deduct and withhold from the Acquiror Shares and Warrants otherwise payable pursuant to this Agreement to any Shareholder such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, provincial or foreign tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Shareholder in respect of which such deduction and withholding was made.

      2.3. Section 368 Reorganization. For U.S. federal income tax purposes, the exchange by the Shareholders of the Shares and Company Debentures for the Acquiror Shares and Warrants is intended to constitute a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the qualification of the exchange by the Shareholders of the Shares and Company Debentures for the Acquiror Shares and Warrants as a reorganization under Section 368 of the Code. The parties acknowledge and agree that each (i) has had the opportunity to obtain independent legal and tax advice with respect to the transaction contemplated by this Agreement, and (ii) is responsible for paying its own Taxes including without limitation, any adverse Tax consequences that may result if the transaction contemplated by this Agreement is not determined to qualify as a reorganization under Section 368 of the Code.

      2.4. Directors of Acquiror at Closing. Prior to the Closing, Acquiror shall hold a meeting of its stockholders at which the following individuals (the "Company Nominees") shall be considered for election to the Acquiror Board to take office if and when the Closing occurs: Gordon Fowler; Jeffrey Halloran; Graham Simmonds; Stephen Gesner and James Hardy.

                                   SECTION III
                                     CLOSING

      3.1. Closing. The closing (the "Closing") of the share exchange will occur at the offices of the Acquiror, 13980 Jane Street, King City, Ontario, L7B 1A3, Canada, on the third business day after the Acquiror Stockholder Approval or at such later date as all of the closing conditions set forth in Sections 9 and 10 have been satisfied or waived (the "Closing Date"). At the Closing, each Shareholder shall deliver to Acquiror any Company Debentures and certificate(s) evidencing the number of Shares held by such Shareholder, all as set forth in Exhibit A, along with executed stock powers transferring such Shares to the Acquiror, against delivery to each Shareholder by Acquiror of a certificate evidencing the number of Acquiror

Shares and the Warrants, if any, to which such Shareholder is entitled pursuant to Section 2.1, as set forth in Exhibit A, subject to Section 3.2.

                                   SECTION IV
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDERS

      4.1. Generally. Each Shareholder, severally and not jointly, hereby represents, warrants and covenants to the Acquiror as follows:

            4.1.1. Authority. Such Shareholder has the right, power, authority and capacity to execute and deliver this Agreement and each of the Transaction Documents to which such Shareholder is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which such Shareholder is a party, and to perform such Shareholder's obligations under this Agreement and each of the Transaction Documents to which such Shareholder is a party. This Agreement has been, and each of the Transaction Documents to which such Shareholder is a party will be, duly and validly authorized and approved, executed and delivered by such Shareholder. Assuming this Agreement has been, and the Transaction Documents have been, duly and validly authorized, executed and delivered by the parties thereto other than such Shareholder, this Agreement is, and as of the Closing each of the Transaction Documents to which such Shareholder is a party will have been, duly authorized, executed and delivered by such Shareholder and constitutes or will constitute the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

            4.1.2. No Conflict. Neither the execution or delivery by such Shareholder of this Agreement or any Transaction Document to which such Shareholder is a party, nor the consummation or performance by such Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly,
(a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of such Shareholder (if such Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Shareholder is a party or by which the properties or assets of such Shareholder are bound; or (c) contravene, conflict with, or result in a violation of, any Law or Order to which such Shareholder, or any of the properties or assets of such Shareholder, may be subject.

            4.1.3. Ownership of Shares and Company Debentures. Such Shareholder owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Acquiror pursuant to this Agreement, the Shares and Company Debentures set forth beside such Shareholder's name on Exhibit A free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which such Shareholder is a party or by which such Shareholder or such Shareholder's Shares or Company Debentures are bound with respect to the issuance, sale, transfer, voting or registration of such Shareholder's Shares or Company Debentures. At the Closing, the Acquiror will acquire good, valid and marketable title to such Shareholder's Shares and Company Debentures free and clear of any and all Liens.

            4.1.4. Litigation. There is no pending Proceeding against such Shareholder that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement and, to the knowledge of such Shareholder, no such Proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

            4.1.5. No Brokers or Finders. Except as disclosed in Schedule 4.1.5, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against such Shareholder for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and such Shareholder will indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

      4.2. Investment Representations. Each Shareholder, severally and not jointly, hereby represents and warrants to the Acquiror as follows:

            4.2.1. Acknowledgment. Such Shareholder understands and agrees that none of the Acquiror Shares, any Additional Shares, the Warrants, and shares of Acquiror's Common Stock issuable upon exercise of the Warrants (collectively, the "Transaction Securities") have been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the Acquiror Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S. to Persons that are not U.S. persons.

            4.2.2. Status. By its execution of this Agreement, such Shareholder represents and warrants to the Acquiror as indicated on its signature page to this Agreement, either that:

                  (a) it is an Accredited Investor; or

                  (b) it is not a U.S. person.

            Such Shareholder understands that the Transaction Securities are being offered and sold to such Shareholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth in this Agreement, in order that the Acquiror may determine the applicability and availability of the exemptions from registration of the Transaction Securities on which the Acquiror is relying.

            4.2.3. Additional Representations and Warranties of Accredited Investors. If such Shareholder indicates that it is an Accredited Investor on its signature page to this Agreement, then such Shareholder further makes the representations and warranties to the Acquiror set forth on Exhibit D.

            4.2.4. Additional Representations and Warranties of Non-U.S. Persons. If such Shareholder indicates that it is not a U.S. person on its signature page to this Agreement, then such Shareholder further makes the representations and warranties to the Acquiror set forth on Exhibit E.

      4.3. Stock Legends. Each Shareholder hereby agrees with the Acquiror as follows:

            4.3.1. Securities Act Legend - Accredited Investors. The certificates evidencing the shares of Acquiror's Common Stock constituting Transaction Securities issued to those Shareholders who are Accredited Investors, and each certificate issued in transfer thereof, shall bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

            4.3.2. Securities Act Legend - Non-U.S. Persons. The certificates evidencing the shares of Acquiror's Common Stock constituting Transaction Securities issued to those Shareholders who are not U.S. persons, and each certificate issued in transfer thereof, shall bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED, (2)

      PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

            4.3.3. Other Legends. The Warrants shall bear legends analogous to those set forth in Sections 4.3.1 and 4.3.2, as Acquiror shall reasonably deem appropriate. The certificates representing the Transaction Securities, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

            4.3.4. Opinion. Such Shareholder shall not transfer any Transaction Securities pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Transaction Securities, without first providing the Acquiror with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Acquiror) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

            4.3.5. Consent. Such Shareholder understands and acknowledges that the Acquiror may refuse to transfer the Transaction Securities, unless such Shareholder complies with this Section 4.3 and any other restrictions on transferability set forth in Exhibits D and E. Such Shareholder consents to the Acquiror making a notation on its records and giving instructions to any transfer agent of the Acquiror's Common Stock in order to implement the restrictions on transfer of the Transaction Securities.

                                    SECTION V
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      The Company represents, warrants and covenants to the Acquiror as follows:

      5.1. Organization and Qualification. Each of the Acquired Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing or to have such authority and power, governmental licenses, authorizations, consents or approvals would not reasonably be expected to have a Material Adverse Effect. Each of the Acquired Companies is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not reasonably be expected to have a Material Adverse Effect. Schedule 5.1 sets forth a true, complete and correct list of each Acquired Company's jurisdiction of organization and each other jurisdiction in which such Acquired Company presently conducts its business or owns, holds and operates its properties and assets.

      5.2. Subsidiaries. Except as set forth on Schedule 5.2, no Acquired Company owns, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

      5.3. Organizational Documents. The Company has delivered true, correct and complete copies of the Organizational Documents of each Acquired Company to the Acquiror prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents. No Acquired Company is in violation or breach of any of the provisions of its Organizational Documents, except for such violations or breaches as would not reasonably be expected to have a Material Adverse Effect.

      5.4. Authorization. The Company has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Company is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Company is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Company is a party. The execution, delivery and performance by the Company of this Agreement and each of the Transaction Documents to which the Company is a party and the recording of the transfer of the Shares have been duly authorized by all necessary corporate action and do not require from the Company Board or the Shareholders any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Company of this Agreement and each of the Transaction Documents to which the Company is a party and the recording of the transfer of the Shares and the Company Debentures requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person.

      5.5. No Violation. Neither the execution or delivery by the Company of this Agreement or any Transaction Document to which the Company is a party, nor the consummation or performance by the Company of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of any Acquired Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which any Acquired Company is a party or by which the properties or assets of any Acquired Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which any Acquired Company, or any of the properties or assets owned or used by any Acquired Company, may be subject; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by any Acquired Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, any Acquired Company, except, in the case of clause
(b), (c) or (d), for any such contraventions, conflicts, violations, or other occurrences which would not reasonably be expected to have a Material Adverse Effect.

      5.6. Binding Obligations. Assuming this Agreement has and as of the Closing the Transaction Documents will have been duly and validly authorized, executed and delivered by the parties thereto other than the Company, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Company is a party will be, duly authorized, executed and delivered by the Company and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

      5.7. Capitalization and Related Matters.

            5.7.1. Capitalization. The authorized capital stock of the Company consists of an unlimited number of shares of Common Stock, of which 24,983,770 shares are issued and are outstanding. There are $1,200,000 Canadian Dollars aggregate principal amount of Company Debentures outstanding, plus accrued and unpaid interest thereon, which are convertible, in the aggregate, into 5,454,545 shares of Common Stock. There are warrants issuable pursuant to the Company Debentures upon the conversion thereof on a half warrant for each share of Company Common Stock issued basis, exercisable at CAD$0.60 per share (the "Company Warrants"). There are also 2,000,000 shares of Company Common Stock reserved for issuance under Company Stock Options (the "Company Stock Options") of which 2,000,000 have been granted and 2,000,000 remain unexercised. At Closing the Company Stock Options will be cancelled and replaced by options granted under the proposed Acquiror Stock Option Plan. Other than the Company Debentures, the Company Stock Options and Company Warrants, there are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Company to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any Equity Security or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Company. The Shares and the Company Debentures are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights of any Person or in violation of any Law.

            5.7.2. No Redemption Requirements. Except as set forth in Schedule 5.7.2, there are no outstanding contractual obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

            5.7.3. Subsidiaries. The capitalization of each Company Subsidiary is as set forth on Schedule 5.7.3. The issued and outstanding shares of capital stock of each Company Subsidiary set forth on such schedule have been duly authorized and are validly issued and outstanding, fully paid and non-assessable, and constitute all of the issued and outstanding capital stock of such Company Subsidiary. The owners of the shares of each of the Company Subsidiaries set forth on Schedule 5.7.3 own, and have good, valid and marketable title to, all shares of capital stock of such Company Subsidiaries. There are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require any of the Company Subsidiaries to issue, sell or otherwise cause to become outstanding any of its respective authorized but unissued shares of capital stock or Equity Security, or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of any of the Company Subsidiaries. None of the outstanding shares of capital stock of any of the Company Subsidiaries has been issued in violation of any rights of any Person or in violation of any Law.

      5.8. Financial Statements. Attached as Schedule 5.8 are the Company's audited consolidated financial statements for the period ended October 31, 2003 and the Company's unaudited consolidated financial statements for the period ended March 31, 2004, including, in each case, the notes thereto (the "Company Interim Financial Statements"). The Company Interim Financial Statements: (a) are in accordance with the books and records of the Acquired Companies; (b) present fairly the financial condition and the results of operations, changes in stockholder's equity and cash flow of the Acquired Companies for the periods therein specified; and (c) have been prepared in accordance with GAAP applied on a consistent basis during the periods concerned.

      5.9. Shareholders. Exhibit A contains a true and complete list of the names and addresses of the record and beneficial holders of the Shares and the Company Debentures. Except as expressly provided in this Agreement, no Shareholder or holder of any other security of the Company or any other Person is entitled to any preemptive right, right of first refusal or similar right in connection with the exchange of the Shares and the Company Debentures or any other transaction contemplated by this Agreement or the Transaction Documents. There is no voting trust, agreement or arrangement among any of the Shareholders affecting the exercise of the voting rights of any Shares.

      5.10. Compliance with Laws. Except as would not reasonably be expected to have a Material Adverse Effect: (i) the business and operations of each Acquired Company have been and are being conducted in accordance with all applicable Laws and Orders; (ii) no Acquired Company has received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting such Acquired Company and, to the knowledge of the Company, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated; and (iii) no Acquired Company is subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Company, any event or circumstance relating to any Acquired Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Company from entering into this Agreement or any Transaction Document to which it is a party or would prevent its performance of or compliance with all or any part of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated hereby and thereby.

      5.11. No Brokers or Finders. Except as disclosed in Schedule 5.11, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against any Acquired Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Company shall indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

      5.12. Employees.

            5.12.1. Schedule 5.12.1 sets forth a true, correct and complete list of each employee of the Acquired Companies. Except as would not reasonably be expected to have a Material Adverse Effect, each Acquired Company is in full compliance with all Laws regarding employment, wages, hours, benefits, the payment of Taxes, occupational safety and health. No Acquired Company is liable for the payment of any compensation, damages, Taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

            5.12.2. Except as set forth on Schedule 5.12.2, each employee of each Acquired Company is employed on an at-will basis and no Acquired Company has any contract with any of its employees which would interfere with such Acquired Company's ability to discharge its employees.

            5.13. Litigation; Orders. Except as would not reasonably be expected to have a Material Adverse Effect, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Company, threatened against or affecting any Acquired Company or any Acquired Company's properties, assets, business or employees. To the knowledge of the Company, there is no fact that might result in or form the basis for any such Proceeding. No Acquired Company is subject to any Orders.

      5.14. Interested Party Transactions. Except as disclosed in Schedule 5.14, no officer, director or stockholder of any Acquired Company or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by any Acquired Company, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish any Acquired Company any goods or services; or (2) a beneficial interest in any contract or agreement to which any Acquired Company is a party or by which it may be bound or affected.

      5.15. Title to and Condition of Properties. Except as would not reasonably be expected to have a Material Adverse Effect, each Acquired Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery and equipment necessary for the conduct of the business of each Acquired Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, plants, machinery, equipment and other personal property of the Acquired Companies are sufficient for the continued conduct of the Acquired Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing.

      5.16. Board Recommendation; Shareholder Approval. The Company Board, at a meeting duly called and held, has by unanimous vote of those directors present (who constituted 100% of the directors then in office), determined that this Agreement and the transactions contemplated by this Agreement, are advisable and in the best interests of the Company's Shareholders. The Shareholders, by unanimous written consent, have approved this Agreement and the transactions contemplated by this Agreement.

      5.17. Absence of Undisclosed Liabilities. Except as set forth on Schedule 5.17, no Acquired Company has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to such Acquired Company) arising out of any transaction entered into at or prior to the Closing, or any act or omission at or prior to the Closing, except (a) to the extent set forth on or reserved against on the Company Balance Sheet; or (b) current liabilities incurred and obligations under agreements entered into, in the usual and ordinary course of business since October 31, 2003, none of which would reasonably be expected to have a Material Adverse Effect.

      5.18. Changes. Except as set forth on Schedule 5.18, no Acquired Company has, since October 31, 2003:

            5.18.1. Ordinary Course of Business. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

            5.18.2. Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which would reasonably be expected to have a Material Adverse Effect;

            5.18.3. Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business;

            5.18.4. Liens. Created or permitted to exist any Lien on any material property or asset of the Acquired Companies, other than Permitted Liens;

            5.18.5. Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

            5.18.6. Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

            5.18.7. Employees. Materially increased the compensation or other remuneration or benefits payable or to become payable to any of its directors, executive officers or employees, except for increases in the ordinary course of business, or entered into any employment, severance or similar contracts with any of the foregoing;

            5.18.8. Company Benefit Plans. Adopted, amended or increased the payments to or benefits under any Company Benefit Plan;

            5.18.9. Material Company Contracts. Entered into, terminated or modified any Material Company Contract, except for termination upon expiration in accordance with the terms thereof;

            5.18.10. Claims. Released, waived or cancelled any claims or rights relating to or affecting such Acquired Company in excess of $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

            5.18.11. Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability in excess of $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

            5.18.12. Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of $10,000 in the aggregate;

            5.18.13. Guarantees. Guaranteed or endorsed in a material amount any obligation of any Person;

            5.18.14. Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

            5.18.15. Accounting. Changed its method of accounting or the accounting principles or practices used in the preparation of its financial statements, other than as required by GAAP;

            5.18.16. Intellectual Property. Granted any license, sublicense or other rights of use with respect to any Intellectual Property of the Acquired Companies.

            5.18.17. Agreements. Except as set forth on Schedule 5.18.17, entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

      5.19. Material Company Contracts.

            5.19.1. The Company has made available to the Acquiror, prior to the date of this Agreement, true, correct and complete copies of each Material Company Contract, including each amendment, supplement and modification relating thereto. Each Material Company Contract is a valid and binding agreement of the Acquired Company that is party thereto, and is in full force and effect.

            5.19.2. Except as would not reasonably be expected to have a Material Adverse Effect, no Acquired Company is in breach or default of any Material Company Contract to which it is a party and, to the knowledge of the Company, no other party to any Material Company Contract is in breach or default thereof. No Acquired Company has received notice of the pending or threatened cancellation, revocation or termination of any Material Company Contract to which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Company Contract.

      5.20. Tax Matters.

            5.20.1. Except as set forth on Schedule 5.20.1, (a) all material Tax Returns required to be filed by or on behalf of the Acquired Companies have been timely filed and all such Tax Returns were (at the time they were filed) and are true, correct and complete in all material respects; (b) all material Taxes of each Acquired Company required to have been paid (whether or not reflected on any Tax Return) have been fully and timely paid, except those Taxes which are presently being contested in good faith or for which an adequate reserve for the payment of such Taxes has been established on the Company Balance Sheet; (c) no waivers of statutes of limitation have been given or requested with respect to any Acquired Company in connection with any Tax Returns covering such Acquired Company or with respect to any Taxes payable by it; (d) no Governmental Authority in a jurisdiction where an Acquired Company does not file Tax Returns has made a claim, assertion or threat to such Acquired Company that such Acquired Company is or may be subject to taxation by such jurisdiction; (e) each Acquired Company has duly and timely collected or withheld, and paid over and reported to the appropriate Governmental Authority all amounts required to be so collected or withheld and paid over for all periods under all applicable Laws;
(f) there are no Liens with respect to Taxes on any Acquired Company's property or assets other than Permitted Liens; (g) there are no Tax rulings, requests for rulings, or closing agreements relating to any Acquired Company for any period (or portion of a period) that would affect any period after the date hereof; and
(h) any adjustment of

Taxes of an Acquired Company made by a Governmental Authority in any examination that such Acquired Company is required to report to the appropriate state, local or foreign taxing authorities has been reported, and any additional Taxes due with respect thereto have been paid.

            5.20.2. Each Acquired Company is treated as a corporation for U.S. federal income tax purposes, and no Acquired Company has made an election under Treasury Regulation Section 301.7701-3 to be treated as a partnership.

            5.20.3. No Acquired Company is, or has ever been, a controlled foreign corporation, as that term is defined in Section 957 of the Code and the Treasury Regulations promulgated thereunder.

            5.20.4. There is no pending Proceeding with respect to any Taxes of the Acquired Companies, nor, to the knowledge of the Company, is any such Proceeding threatened. The Company has made available to the Acquiror, prior to the date of this Agreement, true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Acquired Companies since their inception and any and all correspondence with respect to the foregoing.

            5.20.5. No Acquired Company is a party to any Tax allocation or sharing agreement.

      5.21. Material Assets. The Company Preliminary Financial Statements reflect, and the Company Audited Financial Statements will reflect, the material properties and assets (real and personal) owned or leased by each Acquired Company and necessary for the conduct of its business as presently conducted, and include all of the operating assets of the Acquired Companies. The Acquired Companies have good and marketable title to, or a valid leasehold interest in, such properties and assets, free and clear of all Liens, other than Permitted Liens. Such properties and assets are sufficient for the continued conduct of the Acquired Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing. No Affiliate of any Acquired Company or the Shareholders which is not also an Acquired Company owns or otherwise has any interest in or right to use any properties or assets used or held for use in, or otherwise arising from or relating to, the business of the Acquired Companies.

      5.22. Insurance Coverage. The Company has made available to the Acquiror, prior to the date of this Agreement, true, correct and complete copies of all insurance policies maintained by each Acquired Company on its properties and assets. Except as would not reasonably be expected to have a Material Adverse Effect, all of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of each Acquired Company for all risks normally insured against by a Person carrying on the same business as such Acquired Company, and (b) are sufficient for compliance with all applicable Laws and Material Company Contracts. All of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. There are no pending claims with respect to any Acquired Company or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified any Acquired Company that they intend to deny liability. There is no existing default under any such insurance policy.

      5.23. Intellectual Property. Each Acquired Company owns, licenses or otherwise has the legal right to use all Intellectual Property used in its business as currently conducted. The Company is not aware of any violation or infringement of any of the Intellectual Property of any Acquired Company. Neither the execution nor delivery of this Agreement or the agreements contemplated by this Agreement, nor the carrying on of the Acquired Companies' businesses by the employees of the Acquired Companies, nor the conduct of the Acquired Companies' businesses as proposed will, to the knowledge of the Company, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated which would have a material impact on the ability of the Company to conduct its business. To the knowledge of the Company, it is not necessary for any Acquired Company to use in its business any inventions, trade secrets or proprietary information of any of its officers, employees, consultants or persons it currently intends to hire made prior to their employment with any such Acquired Company, except for inventions, trade secrets or proprietary information that have been assigned to such Acquired Company.

      5.24. Employee Benefits. Except as set forth on Schedule 5.24, no Acquired Company has in effect any employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements, bonus, severance, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral. To the knowledge of the Company, none of the officers or other key employees of any Acquired Company presently intends to terminate his or her employment. Each Acquired Company is in compliance in all material respects with all applicable laws and regulations relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours. Upon termination of the employment of any employees, no Acquired Company will be obligated to provide advance notice of termination of employment or be liable to any such employees for so-called "severance pay" or retiree health benefits. Each Acquired Company is in material compliance with the terms of all plans, and programs relating to employment, including, without limitation, those plans and programs listed on Schedule 5.24, and each such plan or program is in compliance with all of the requirements and provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code and is terminable in the discretion of such Acquired Company without liability to such Acquired Company upon or following such termination. No such plan, or program has engaged in any "prohibited transaction" as defined in Section 4975 of the Code or has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA, nor has any reportable event as defined in Section 4043(b) of ERISA occurred with respect to any such plan or program. No Acquired Company has ever maintained, sponsored or contributed to any plan which is subject to Title IV of ERISA or Section 412 of the Code. At no time has any Acquired Company contributed to or been obligated to contribute to any "multi-employer plan" as defined in Section 3(37) of ERISA. With respect to each plan listed on Schedule 5.24, all required filings, including all filings required to be made with the United States Department of Labor and Internal Revenue Service, have been timely filed.

      5.25. Environmental and Safety Matters.

            5.25.1. Each Acquired Company has at all times been and is in material compliance with all Environmental Laws applicable to such Acquired Company.

            5.25.2. There are no Proceedings pending or threatened against any Acquired Company alleging the violation of any Environmental Law or Environmental Permit applicable to such Acquired Company, or alleging that such Acquired Company is a potentially responsible party for any environmental site contamination.

            5.25.3. Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Authority or third Persons under any Environmental Laws applicable to any Acquired Company.

      5.26. Product Liability and Recalls.

            5.26.1. Except as would not reasonably be expected to have a Material Adverse Effect, there are no losses, damages, expenses or liabilities (whether absolute, accrued, contingent or otherwise) against any Acquired Company asserted and arising out of or based upon incidents occurring on or prior to the date hereof with respect to: (a) any product liability or any similar claim that relates to any of the products designed, developed, manufactured, produced, distributed, supplied or sold by such Acquired Company to others; (b) the delivery of faulty services; or (c) any claim for the breach of any express or limited product warranty, or any similar claim that relates to any product designed, developed, manufactured, produced, distributed, supplied or sold, or any service delivered, by such Acquired Company, and the Company has no knowledge of any product or service defects which could give rise to any such losses, claims, damages, expenses or liabilities.

            5.26.2. To the knowledge of the Company, there exists no basis for the recall, withdrawal or suspension by order of any Governmental Authority of any product designed, developed, manufactured, produced, distributed, supplied or sold by any Acquired Company. To the knowledge of the Company, there are no defects in the designs, specifications, or process with respect to any product designed, manufactured, sold, supplied or distributed by any Acquired Company that would give rise to any liability. There has been no recall, withdrawal, or suspension from the market of any product designed, manufactured, sold, supplied or distributed by any Acquired Company.

                                   SECTION VI
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ACQUIROR

      The Acquiror represents, warrants and covenants to the Shareholders and the Company as follows:

      6.1. Organization and Qualification. Each of the Acquiror Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not reasonably be expected to have a Material Adverse Effect. Each of the Acquiror Companies is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not reasonably be expected to have a Material Adverse Effect. Schedule 6.1 sets forth a true, complete and correct list of each Acquiror Company's jurisdiction of organization and each other jurisdiction in which such Acquiror Company presently conducts its business or owns, holds and operates its properties and assets.

      6.2. Subsidiaries. Except as set forth on Schedule 6.2, no Acquiror Company owns, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

      6.3. Organizational Documents. Acquiror has delivered true, correct and complete copies of the Organizational Documents of each Acquiror Company to the Company prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents. No Acquiror Company is in violation or breach of any of the provisions of its Organizational Documents, except for such violations or breaches as would not reasonably be expected to have a Material Adverse Effect.

      6.4. Authorization. The Acquiror has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Acquiror is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Acquiror is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Acquiror is a party. Except as set forth on
Schedule 6.4, the execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party have been duly authorized by all necessary corporate action and do not require from the Acquiror Board or the stockholders of the Acquiror any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person other than (a) the filing of a Definitive Proxy Statement and related materials with the Commission in connection with the Required Acquiror Stockholder Actions; (b) the filing of a Certificate of Amendment to Acquiror's Certificate of Incorporation with the Secretary of State of Delaware which, among other things, increases the authorized number of shares of Acquiror's Common Stock to 400,000,000 shares (the "Charter Amendment"); and (c) such other customary filings with the Commission for transactions of the type contemplated by this Agreement.

      6.5. No Violation. Neither the execution or delivery by the Acquiror of this Agreement or any Transaction Document to which the Acquiror is a party, nor the consummation or performance by the Acquiror of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of any Acquiror Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which any Acquiror Company is a party or by which the properties or assets of any Acquiror Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which any Acquiror Company, or any of the properties or assets owned or used by any Acquiror Company, may be subject; or
(d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by any Acquiror Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, any Acquiror Company, except, in the case of clause
(b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences which would not reasonably be expected to have a Material Adverse Effect.

      6.6. Binding Obligations. Assuming this Agreement has been and as of the Closing the Transaction Documents will have been duly and validly authorized, executed and delivered by the parties thereto other than the Acquiror, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Acquiror is a party will be, duly authorized, executed and delivered by the Acquiror and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Acquiror, enforceable against the Acquiror in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

      6.7. Securities Laws. Assuming the accuracy of the representations and warranties of the Shareholders contained in Section 4 and Exhibits D and E, the issuance of the Acquiror Shares pursuant to this Agreement have been or, on or prior to the Closing Date, will be (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) registered or qualified (or are exempt from registration and qualification) under the registration permit or qualification requirements of all applicable state securities laws, and (c) accomplished in conformity with all other applicable federal and state securities laws.

      6.8. Capitalization and Related Matters.

            6.8.1. Capitalization. The authorized capital stock of the Acquiror consists of 150,000,000 shares of the Acquiror's Common Stock, of which (a) 82,704,871 shares are issued and outstanding, and (b) 11,735,589 shares are reserved for issuance upon the exercise of outstanding options and warrants to purchase the Acquiror's Common Stock. All issued and outstanding shares of the Acquiror's Common Stock are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. Except as disclosed in Schedule 6.8.1 or the SEC Documents, there are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Acquiror to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any securities convertible into, exchangeable for, or carrying a right or option to purchase, shares of capital stock or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Acquiror.

            6.8.2. No Redemption Requirements. Except as set forth in Schedule
6.8.2 or in the SEC Documents, there are no outstanding contractual obligations (contingent or otherwise) of the Acquiror to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Acquiror or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

            6.8.3. Duly Authorized. Assuming the occurrence of the Required Acquiror Stockholder Actions and the filing of the Charter Amendment, the issuance of the Acquiror Shares will be duly authorized and, upon delivery to the Shareholders of certificates therefor in accordance with the terms of this Agreement, the Acquiror Shares will have been validly issued, fully paid and nonassessable, and will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Shareholders and restrictions on transfer imposed by this Agreement and the Securities Act.

            6.8.4. Subsidiaries. The capitalization of each Acquiror Subsidiary is as set forth on Schedule 6.8.4. The issued and outstanding shares of capital stock of each Acquiror Subsidiary set forth on such schedule have been duly authorized and are validly issued and outstanding, fully paid and non-assessable, and constitute all of the issued and outstanding capital stock of such Acquiror Subsidiary. The owners of the shares of each of the Acquiror Subsidiaries set forth on Schedule 6.8.4 own, and have good, valid and marketable title to, all shares of capital stock of such Acquiror Subsidiaries. There are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require any of the Acquiror Subsidiaries to issue, sell or otherwise cause to become outstanding any of its respective authorized but unissued shares of capital stock or Equity Securities or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of any of the Acquiror Subsidiaries. None of the outstanding shares of capital stock of any of the Acquiror Subsidiaries has been issued in violation of any rights of any Person or in violation of any Law.

            6.8.5. Financial Statements. The Acquiror Balance Sheet, and audited consolidated statements of income and retained earnings and cash flows of Acquiror for the year ended December 31, 2003 (collectively with the Acquiror Balance Sheet, the "Acquiror Financial Statements"), are contained in the SEC Documents. The Acquiror Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved and fairly present in all material respects the consolidated financial position of Acquiror as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended.

      6.9. Compliance with Laws. Except as would not reasonably be expected to have a Material Adverse Effect: (i) the business and operations of each Acquiror Company have been and are being conducted in accordance with all applicable Laws and Orders; (ii) no Acquiror Company has received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting such Acquiror Company and, to the knowledge of the Acquiror, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated; and (iii) no Acquiror Company is subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Acquiror, any event or circumstance relating to any Acquiror Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Acquiror from entering into this Agreement or any Transaction Document to which it is a party or would prevent its performance of or compliance with all or any part of this Agreement or any Transaction Document to which it is a party or the consummation of the transactions contemplated hereby or thereby.

      6.10. No Brokers or Finders. Except as disclosed in Schedule 6.10, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against any Acquiror Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Acquiror will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such claim.

      6.11. Employees.

            6.11.1. Except as set forth on Schedule 6.11.1, the Acquiror Companies have no employees, independent contractors or other Persons providing research or other services to them. Except as would not reasonably be expected to have a Material Adverse Effect, each Acquiror Company is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, occupational safety and health and plant closing. No Acquiror Company is liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

            6.11.2. Except as set forth on Schedule 6.11.2, each employee of each Acquiror Company is employed on an at-will basis and no Acquiror Company has any contract with any of its employees which would interfere with such Acquiror Company's ability to discharge its employees.

      6.12. Litigation; Orders. Except as would not reasonably be expected to have a Material Adverse Effect, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Acquiror, threatened against or affecting any Acquiror Company or any Acquiror Company's properties, assets, business or employees. To the knowledge of the Acquiror, there is no fact that might result in or form the basis for any such Proceeding. No Acquiror Company is subject to any Orders.

      6.13. Interested Party Transactions. Except as disclosed in Schedule 6.13, no officer, director or stockholder of any Acquiror Company or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by any Acquiror Company, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish any Acquiror Company any goods or services; or (2) a beneficial interest in any contract or agreement to which any Acquiror Company is a party or by which it may be bound or affected.

      6.14. Title to and Condition of Properties. Except as would not reasonably be expected to have a Material Adverse Effect, each Acquiror Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery and equipment necessary for the conduct of the business of each Acquiror Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

      6.15. Absence of Undisclosed Liabilities. Except as set forth on Schedule
6.15 or in the SEC Documents, no Acquiror Company has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to such Acquiror Company) arising out of any transaction entered into at or prior to the Closing, or any act or omission at or prior to the Closing, except (a) to the extent set forth on or reserved against on the Acquiror Balance Sheet, or (b) current liabilities incurred and obligations under agreements entered into, in the usual and ordinary course of business since December 31, 2003, none of which would reasonably be expected to have a Material Adverse Effect.

      6.16. Changes. Except as set forth on Schedule 6.16 or in the SEC Documents, no Acquiror Company has, since December 31, 2003:

            6.16.1. Ordinary Course of Business. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

            6.16.2. Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which would reasonably be expected to have a Material Adverse Effect;

            6.16.3. Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business;

            6.16.4. Liens. Created or permitted to exist any Lien on any material property or asset of the Acquiror Companies, other than Permitted Liens;

            6.16.5. Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

            6.16.6. Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

            6.16.7. Material Acquiror Contracts. Entered into, terminated or modified any Material Acquiror Contract, except for termination upon expiration in accordance with the terms thereof;

            6.16.8. Claims. Released, waived or cancelled any claims or rights relating to or affecting such Acquiror Company in excess of $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

            6.16.9. Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability in excess of $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

            6.16.10. Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of $10,000 in the aggregate;

            6.16.11. Guarantees. Guaranteed or endorsed in a material amount any obligation of any Person;

            6.16.12. Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

            6.16.13. Accounting. Changed its method of accounting or the accounting principles or practices used in the preparation of its financial statements, other than as required by GAAP;

            6.16.14. Agreements. Except as set forth on Schedule 6.16.14 or in the SEC Documents, entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

      6.17. Material Acquiror Contracts.

            6.17.1. Except to the extent filed with the SEC Documents, the Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of each written Material Acquiror Contract, including each amendment, supplement and modification thereto. Each Material Acquiror Contract is a valid and binding agreement of the Acquiror Company that is party thereto, and is in full force and effect.

            6.17.2. No Defaults. Except as would not reasonably be expected to have a Material Adverse Effect, no Acquiror Company is in breach or default of any Material Acquiror Contract to which it is a party and, to the knowledge of the Acquiror, no other party to any Material Acquiror Contract is in breach or default thereof. No Acquiror Company has received notice of the pending or threatened cancellation, revocation or termination of any Material Acquiror Contract to which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Acquiror Contract.

      6.18. Tax Matters.

            6.18.1. Except as set forth on Schedule 6.18.1, (a) all material Tax Returns required to be filed by or on behalf of the Acquiror Companies have been timely filed and all such Tax Returns were (at the time they were filed) and are true, correct and complete in all material respects; (b) all material Taxes of each Acquiror Company required to have been paid (whether or not reflected on any Tax Return) have been fully and timely paid, except those Taxes which are presently being contested in good faith or for which an adequate reserve for the payment of such Taxes has been established on the Acquiror Balance Sheet; (c) no waivers of statutes of limitation have been given or requested with respect to any Acquiror Company in connection with any Tax Returns covering such Acquiror Company or with respect to any Taxes payable by it; (d) no Governmental Authority in a jurisdiction where an Acquiror Company does not file Tax Returns has made a claim, assertion or threat to such Acquiror Company that such Acquiror Company is or may be subject to taxation by such jurisdiction; (e) each Acquiror Company has duly and timely collected or withheld, paid over and reported to the appropriate Governmental Authority all amounts required to be so collected or withheld and paid over for all periods under all applicable laws;
(f) there are no Liens with respect to Taxes on any Acquiror Company's property or assets other than Permitted Liens; (g) there are no Tax rulings, requests for rulings, or closing agreements relating to any Acquiror Company for any period (or portion of a period) that would affect any period after the date hereof; and
(h) any adjustment of Taxes of an Acquiror Company made by a Governmental Authority in any examination that such Acquiror Company is required to report to the appropriate state, local or foreign taxing authorities has been reported, and any additional Taxes due with respect thereto have been paid.

            6.18.2. Each Acquiror Company is treated as a corporation for U.S. federal income tax purposes, and no Acquiror Company has made an election under Treasury Regulation Section 301.7701-3 to be treated as a partnership.

            6.18.3. No Acquiror Company is, or has ever been, a controlled foreign corporation, as that term is defined in Section 957 of the Code and the Treasury Regulations promulgated thereunder.

            6.18.4. There is no pending Proceeding with respect to any Taxes of the Acquiror Companies, nor, to the knowledge of the Acquiror, is any such Proceeding threatened. The Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Acquiror Companies since their inception and any and all correspondence with respect to the foregoing.

            6.18.5. No Acquiror Company is a party to any Tax allocation or sharing agreement.

      6.19. Material Assets. The financial statements of the Acquiror set forth in the SEC Documents reflect the material properties and assets (real and personal) owned or leased by each Acquiror Company and necessary for the conduct of its business as presently conducted, and include all of the operating assets of the Acquiror Companies. The Acquiror Companies have good and marketable title to, or a valid leasehold interest in, such properties and assets, free and clear of all Liens, other than Permitted Liens. Such properties and assets are sufficient for the continued conduct of the Acquiror Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing. No Affiliate of any Acquiror Company which is not also an Acquiror Company owns or otherwise has any interest in or right to use any properties or assets used or held for use in, or otherwise arising from or relating to, the business of the Acquiror Companies.

      6.20. Insurance Coverage. The Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of all insurance policies maintained by each Acquiror Company on its properties and assets. Except as would not reasonably be expected to have a Material Adverse Effect, all of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of each Acquiror Company for all risks normally insured against by a Person carrying on the same business as such Acquiror Company, and (b) are sufficient for compliance with all applicable Laws and Material Acquiror Contracts. All of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. There are no pending claims with respect to any Acquiror Company or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified any Acquiror Company that they intend to deny liability. There is no existing default under any such insurance policies.

      6.21. Intellectual Property. Each Acquiror Company owns, licenses or otherwise has the legal right to use all Intellectual Property for its business as currently conducted. The Acquiror is not aware of any violation or infringement of any of the Intellectual Property of any Acquiror Company. Neither the execution nor delivery of this Agreement or the agreements contemplated by this Agreement, nor the carrying on of the Acquiror Companies' businesses by the employees of the Acquiror Companies, nor the conduct of the Acquiror Companies' businesses as proposed will, to the knowledge of Acquiror, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated which would have a material impact on the ability of the Acquiror to conduct its business. To the knowledge of the Acquiror, it is not necessary for any Acquiror Company to utilize in its business any inventions, trade secrets or proprietary information of any of its officers, employees, consultants or persons it currently intends to hire made prior to their employment with any such Acquiror Company, except for inventions, trade secrets or proprietary information that have been assigned to such Acquiror Company.

      6.22. SEC Documents. Except as set forth on Schedule 6.22, the Acquiror has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Acquiror was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents"). The SEC Documents comply in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder. All material agreements to which the Acquiror is a party or to which the property or assets of the Acquiror are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act.

      6.23. Employee Benefits. Except as set forth on Schedule 6.23, no Acquiror Company has in effect any employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements, bonus, severance, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral. To the knowledge of the Acquiror, none of the officers or other key employees of any Acquiror Company presently intends to terminate his or her employment. Each Acquiror Company is in compliance in all material respects with all applicable laws and regulations relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours. Upon termination of the employment of any employees, no Acquiror Company will be obligated to provide advance notice of termination of employment or be liable to any such employees for so-called "severance pay" or retiree health benefits. Each Acquiror Company is in material compliance with the terms of all plans, and programs relating to employment, including, without limitation, those plans and programs listed on Schedule 6.23, and each such plan or program is in compliance with all of the requirements and provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code and is terminable in the discretion of such Acquiror Company without liability to such Acquiror Company upon or following such termination. No such plan, or program has engaged in any "prohibited transaction" as defined in Section 4975 of the Code or has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA, nor has any reportable event as defined in Section 4043(b) of ERISA occurred with respect to any such plan or program. No Acquiror Company has ever maintained, sponsored or contributed to any plan which is subject to Title IV of ERISA or Section 412 of the Code. At no time has any Acquiror Company contributed to or been obligated to contribute to any "multi-employer plan" as defined in Section 3(37) of ERISA. With respect to each plan listed on Schedule 6.23, all required filings, including all filings required to be made with the United States Department of Labor and Internal Revenue Service, have been timely filed.

      6.24. Environmental and Safety Matters.

            6.24.1. Each Acquiror Company has at all times been and is in material compliance with all Environmental Laws applicable to such Acquiror Company.

            6.24.2. There are no Proceedings pending or threatened against any Acquiror Company alleging the violation of any Environmental Law or Environmental Permit applicable to such Acquiror Company or alleging that such Acquiror Company is a potentially responsible party for any environmental site contamination.

            6.24.3. Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Authority or third Persons under any Environmental Laws applicable to any Acquiror Company.

      6.25. Board Recommendation. The Acquiror Board, at a meeting duly called and held, has determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Acquiror's stockholders and has duly authorized this Agreement and the transactions contemplated by this Agreement.

                                   SECTION VII
                  COVENANTS OF THE COMPANY AND THE SHAREHOLDERS

      7.1. Access and Investigation. Between the date of this Agreement and the Closing Date, the Company shall, and shall cause each Company Subsidiary to, (a) afford the Acquiror and its agents, advisors and attorneys during normal business hours, full and free access to each Acquired Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Acquiror and its agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the Acquiror may reasonably request, and (c) furnish the Acquiror and its agents, advisors and attorneys with such additional financial, operating, and other data and information as the Acquiror may reasonably request.

      7.2. Operation of the Business of the Company.

            7.2.1. Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to:

                  (a) conduct its business only in the ordinary course of business;

                  (b) use its best efforts to preserve intact its current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents;

                  (c) obtain the prior written consent of the Acquiror prior to taking any action of the type specified in Section 5.18 or entering into any Material Company Contract;

                  (d) confer with the Acquiror concerning operational matters of a material nature; and

                  (e) otherwise report periodically to the Acquiror concerning the status of its business, operations, and finances.

            7.2.2. Notwithstanding the foregoing, between the date of this Agreement and the Closing Date, the Company shall not, and shall cause each Company Subsidiary not to, directly or indirectly, without the prior written consent of the Acquiror, engage in any transaction with, or enter into any agreement with, the Company or any Company Subsidiary, any officer, director or stockholder of the Company or any Company Subsidiary, or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person.

      7.3.  No Transfers of Capital Stock.

            7.3.1. Between the date of this Agreement and the Closing Date, the Shareholders shall not assign, transfer, mortgage, pledge or otherwise dispose of any or all of the Shares (or any interest therein) or grant any Person the option or right to acquire such Shares (or any interest therein).

            7.3.2. Between the date of this Agreement and the Closing Date, the Company shall not, and shall cause each Company Subsidiary not to, assign, transfer, mortgage, pledge or otherwise dispose of any or all of the capital stock of any Acquired Company (or any interest therein) or grant any Person the option or right to acquire the capital stock of any Acquired Company (or any interest therein).

      7.4.  Required Filings and Approvals.

            7.4.1. As promptly as practicable after the date of this Agreement, the Company shall, and shall cause each Company Subsidiary to, make all filings required to be made by it in order to consummate the transactions contemplated by this Agreement, if applicable. Between the date of this Agreement and the Closing Date, the Company shall, and shall cause each Company Subsidiary to, (a) cooperate with the Acquiror with respect to all filings that the Acquiror elects to make or is required to make in connection with the transactions contemplated by this Agreement, and (b) cooperate with the Acquiror in obtaining any consents or approvals required to be obtained by the Acquiror in connection herewith.

            7.4.2. Without limiting the foregoing, the Company and the Shareholders shall promptly furnish to the Acquiror any information reasonably requested by the Acquiror in connection with the preparation, filing and mailing of the Acquiror's proxy statement (the "Acquiror Proxy") for a meeting of its stockholders to consider, among other things, the Required Acquiror Stockholder Actions, including, without limitation, information concerning the Acquired Companies, the Shareholders and the Company Nominees. The Company and each Shareholder, severally and not jointly, represents and warrants to the Acquiror that the information supplied by the Company and each Shareholder for inclusion in the Acquiror Proxy will not, on the date the Acquiror Proxy is filed with the Commission or first mailed to the stockholders of the Acquiror, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading. If, at any time prior to the Closing Date, any information should be discovered by the Company or any Shareholder which should be set forth in an amendment to the Acquiror Proxy so that such Acquiror Proxy would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company or such Shareholder, as the case may be, shall promptly notify the Acquiror.

      7.5. Notification. Between the date of this Agreement and the Closing Date, the Company and the Shareholders will promptly notify the Acquiror in writing if the Company, the Shareholders or any Company Subsidiary becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Company or the Shareholders, as the case may be, as of the date of this Agreement, or if the Company, any Shareholder or any Company Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Company or the Shareholders, as the case may be, will promptly deliver to the Acquiror a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not affect any rights of the Acquiror set forth herein, including the right of the Acquiror to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Company and the Shareholders will, and will cause each Company Subsidiary to, promptly notify the Acquiror of the occurrence of any breach of any covenant of the Company or the Shareholders in this Section 7 or of the occurrence of any event that may make the satisfaction of the conditions in Section 9 impossible or unlikely.

      7.6. Company Interim Financial Statements. At least seven days prior to the Closing, the Company shall deliver to the Acquiror the Company's unaudited interim consolidated financial statements for the period ended March 31, 2004, including the notes thereto. The Company Interim Financial Statements shall (a) be in accordance with the books and records of the Acquired Companies; (b) present fairly the financial condition and the results of operations, changes in stockholders' equity and cash flow of the Acquired Companies for the periods therein specified; and (c) be prepared in accordance with GAAP applied on a consistent basis during the periods concerned.

      7.7. Closing Conditions. Between the date of this Agreement and the Closing Date, each of the Company and the Shareholders will use its commercially reasonable efforts to cause the conditions in Section 9 to be satisfied.

                                  SECTION VIII
                            COVENANTS OF THE ACQUIROR

      8.1. Operation of the Business of the Acquiror. Between the date of this Agreement and the Closing Date, the Acquiror shall, and shall cause each of the Acquiror Subsidiaries to:

            8.1.1. conduct its business only in the ordinary course of business;

            8.1.2. use its best efforts to preserve intact the current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents;

            8.1.3. obtain the prior written consent of the Company prior to taking any action of the type specified in Section 6.16 or entering into any Material Acquiror Contract;

            8.1.4. confer with the Company concerning operational matters of a material nature; and

            8.1.5. otherwise report periodically to the Company concerning the status of its business, operations, and finances.

      8.2. Required Filings and Approvals.

            8.2.1. As promptly as practicable after the date of this Agreement, the Acquiror shall, and shall cause each of the Acquiror Subsidiaries to, make all filings legally required to be made by it to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, the Acquiror shall cooperate with the Company with respect to all filings that the Company is legally required to make in connection with the transactions contemplated hereby.

            8.2.2. Without limiting the foregoing, as promptly as practicable after the execution of this Agreement, the Acquiror shall prepare and file the Acquiror Proxy with the Commission. The Acquiror will advise the Company, promptly after it receives notice thereof, of any request by the Commission for the amendment of the Acquiror Proxy or comments thereon and responses thereto or requests by the Commission for additional information. The Acquiror shall mail the Acquiror Proxy to its stockholders as promptly as practicable pursuant to the Securities Act, the Exchange Act and the rules and regulations of the Commission related thereto. Acquiror shall use its best efforts to hold the stockholders meeting relating to the Required Acquiror Stockholder Action as soon as practicable.

      8.3. Notification. Between the date of this Agreement and the Closing Date, the Acquiror will promptly notify the Company and the Shareholders in writing if the Acquiror becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Acquiror, as of the date of this Agreement, or if the Acquiror becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the

Acquiror will promptly deliver to the Company and the Shareholders a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not affect any rights of the Shareholders set forth herein, including the right of the Shareholders to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Acquiror will promptly notify the Company and the Shareholders of the occurrence of any breach of any covenant of the Acquiror in this Section 8 or of the occurrence of any event that may make the satisfaction of the conditions in Section 10 impossible or unlikely.

      8.4. Closing Conditions. Between the date of this Agreement and the Closing Date, the Acquiror will use commercially reasonable efforts to cause the conditions in Section 10 to be satisfied.

      8.5. Indemnification and Insurance.

            8.5.1. The indemnification provisions set forth in the Organizational Documents of the Acquiror Companies shall not be amended, modified or otherwise repealed for a period of six years from the Closing Date in any manner that would adversely affect the rights thereunder as of the Closing Date of individuals who at or prior to the Closing Date were directors, officers, employees or agents of the Acquiror Companies, unless such modification is required after the Closing Date by Law and then only to the minimum extent required by such Law.

            8.5.2. The Acquiror shall, to the fullest extent permitted under applicable Law or its Organizational Documents, indemnify and hold harmless, each present and former director, officer or employee of the Acquiror or any Acquiror Subsidiary (collectively, the "Indemnified Parties") against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any Proceeding (x) arising out of or pertaining to the transactions contemplated by this Agreement or (y) otherwise with respect to any acts or omissions occurring at or prior to the Closing Date, to the maximum extent permitted by Delaware law for a period of six years after the Closing Date. In the event of any such Proceeding (whether arising before or after the Closing Date), (i) any counsel retained by the Indemnified Parties for any period after the Closing Date shall be reasonably satisfactory to the Acquiror, (ii) after the Closing Date, the Acquiror shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received, provided that the Indemnified Parties shall be required to reimburse the Acquiror for such payments in the circumstances and to the extent required by the Acquiror's Organizational Documents, any applicable contract or agreement or applicable Law, and (iii) the Acquiror shall cooperate in the defense of any such matter; provided, however, that the Acquiror shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and provided, further, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Party with respect to whom such a conflict exists (or group of such Indemnified Parties who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction.

            8.5.3. The Acquiror shall honor and fulfill in all respects its obligations pursuant to any indemnification agreements and employment agreements (the parties under such agreements being referred to as the "Covered Persons") with the Acquiror's directors and officers existing at or before the Closing Date.

            8.5.4. In addition, the Acquiror, on a best efforts basis, shall provide, for a period of not less than six years after the Closing Date, the Acquiror's current directors and officers with an insurance and indemnification policy that provides sufficient coverage, as determined in good faith by a majority of those Persons who were directors of Acquiror on the date of this Agreement, for events occurring at or prior to the Closing Date (the "D&O Insurance").

            8.5.5. This Section 8.5 shall survive the consummation of the transactions contemplated by this Agreement at the Closing Date, is intended to benefit the Indemnified Parties and the Covered Persons, shall be binding on all successors and assigns of the Acquiror and shall be enforceable by the Indemnified Parties and the Covered Persons.

      8.6. Rule 144 Reporting. With a view to making available to the Acquiror's stockholders the benefit of certain rules and regulations of the Commission which may permit the sale of the Acquiror Common Stock to the public without registration, from and after the Closing Date, the Acquiror agrees to:

            8.6.1. Make and keep public information available, as those terms are understood and defined in Rule 144; and

            8.6.2. File with the Commission, in a timely manner, all reports and other documents required of the Acquiror under the Exchange Act.

      8.7. Employment Agreement. Acquiror has entered into an employment agreement (subject to customary termination provisions) with Jeff Halloran, a copy of which is included as Schedule 8.7, pursuant to which Acquiror employs Mr. Halloran as its President and CEO (the "Halloran Employment Agreement").

      8.8. Removal of Officers. Each officer of Acquiror shall either resign or Acquiror shall cause such officer to be removed, in each case, effective on or prior to the Closing Date.

                                   SECTION IX
                     CONDITIONS PRECEDENT TO THE ACQUIROR'S
                               OBLIGATION TO CLOSE

      The Acquiror's obligation to acquire the Shares and to take the other actions required to be taken by the Acquiror at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Acquiror, in whole or in part):

      9.1. Accuracy of Representations. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

      9.2. Performance by the Company and Shareholders.

            9.2.1. All of the covenants and obligations that the Company and Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

            9.2.2. Each document required to be delivered by the Company and the Shareholders pursuant to this Agreement at or prior to Closing must have been delivered.

      9.3. Company Interim Financial Statements. The Company shall have delivered to the Acquiror the Company Interim Financial Statements in compliance with Section 7.6, and such Company Audited Financial Statements shall not be materially worse than the Company Audited Financial Statements for the period ended October 31, 2003.

      9.4. Certificate of Officer. The Company will have delivered to the Acquiror a certificate, dated the Closing Date, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 9.1, 9.2, 9.3 and 9.4.

      9.5. Certificate of Shareholders. Each Shareholder will have delivered to the Acquiror a certificate, dated the Closing Date, executed by such Shareholder, if a natural person, or by an authorized officer of such Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 9.1 and 9.2 solely with respect to such Shareholder.

      9.6. Consents.

            9.6.1. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company and/or the Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Company or the Shareholders, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not reasonably be expected to have a Material Adverse Effect on the Company or the Acquiror.

            9.6.2. Without limiting the foregoing, the Acquiror Proxy shall have been mailed to the stockholders of the Acquiror not less than 10 days prior to the Closing Date. No

Proceeding occasioned by Acquiror Proxy shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

            9.6.3. The stockholders of the Acquiror shall have approved the Required Acquiror Stockholder Action.

      9.7. Documents. The Company and the Shareholders must have caused the following documents to be delivered to the Acquiror:

            9.7.1. the Company Debentures and share certificates evidencing all of the Shares held by the Shareholders (as set forth in Exhibit A), along with executed stock powers transferring such Company Debentures and Shares to the Acquiror;

            9.7.2. a Secretary's Certificate of the Company, dated the Closing Date, certifying attached copies of (A) the Organizational Documents of the Company and each Company Subsidiary, (B) the resolutions of the Company Board and the Shareholders approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

            9.7.3. a certified certificate of good standing, or equivalent thereof, of the Company;

            9.7.4. each of the Transaction Documents to which the Company and/or the Shareholders is a party, duly executed; and

            9.7.5. such other documents as the Acquiror may reasonably request for the purpose of (i) evidencing the accuracy of any of the representations and warranties of the Company and the Shareholders pursuant to Section 9.1, (ii) evidencing the performance of, or compliance by the Company and the Shareholders with, any covenant or obligation required to be performed or complied with by the Company or the Shareholders, as the case may be, (iii) evidencing the satisfaction of any condition referred to in this Section 9, or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

      9.8. No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

                                    SECTION X
              CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY
                       AND THE SHAREHOLDERS TO THE CLOSING

      The Shareholders' obligation to transfer the Shares and the obligations of the Company to take the other actions required to be taken by the Company at the Closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part):

      10.1. Accuracy of Representations. The representations and warranties of the Acquiror set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

      10.2. Performance by the Acquiror.

            10.2.1. All of the covenants and obligations that the Acquiror are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

            10.2.2. Each document required to be delivered by the Acquiror pursuant to this Agreement must have been delivered.

      10.3. Certificate of Officer. The Acquiror will have delivered to the Company a certificate, dated the Closing Date, executed by an officer of the Acquiror, certifying the satisfaction of the conditions specified in Sections
10.1 and 10.2.

      10.4. Consents.

            10.4.1. All material consents, waivers, approvals, authorizations or orders required to be obtained including, without limitation, the Required Acquiror Stockholder Action, and all filings required to be made including, without limitation, the filing of the Charter Amendment, by the Acquiror for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Acquiror, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not reasonably be expected to have a Material Adverse Effect on the Company or the Acquiror.

            10.4.2. Without limiting the foregoing, the Acquiror Proxy shall have been mailed to the stockholders of the Acquiror not less than 10 days prior to the Closing Date. No Proceeding occasioned by the Acquiror Proxy shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

      10.5. Documents. The Acquiror must have caused the following documents to be delivered to the Company and/or the Shareholders:

            10.5.1. share certificates evidencing each Shareholder's pro rata share of the Acquiror Shares and the Warrants (as set forth in Exhibit A);

            10.5.2. a Secretary's Certificate, dated the Closing Date certifying attached copies of (A) the Organizational Documents of the Acquiror and each Acquiror Subsidiary, (B) the resolutions of the Acquiror Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Acquiror signing this Agreement and any other agreement or instrument contemplated hereby to which the Acquiror is a party;

            10.5.3. a Certificate of Good Standing of the Acquiror;

            10.5.4. each of the Transaction Documents to which the Acquiror is a party, duly executed; and

            10.5.5. such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Acquiror pursuant to Section 10.1, (ii) evidencing the performance by the Acquiror of, or the compliance by the Acquiror with, any covenant or obligation required to be performed or complied with by the Acquiror, (iii) evidencing the satisfaction of any condition referred to in this Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

      10.6. No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

      10.7. No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any Person any claim asserting that such Person
(a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Shares or any other Equity Security or ownership interest in, the Company, or (b) is entitled to all or any portion of the Transaction Securities.

      10.8. Each officer of Acquiror shall have either resigned or Acquiror shall have caused such officer to be removed, in each case, effective on or prior to the Closing Date.

                                   SECTION XI
                                   TERMINATION

      11.1. Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

            11.1.1. by mutual consent of the Acquiror and the Company;

            11.1.2. by the Acquiror, if any of the conditions in Section 9 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Acquiror to comply with its obligations under this

Agreement) and the Acquiror has not waived such condition on or before the Closing Date; or (ii) by the Company, if any of the conditions in Section 10 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company or any Shareholder to comply with its obligations under this Agreement) and the Company has not waived such condition on or before the Closing Date;

            11.1.3. by the Acquiror or the Company, if the Closing has not occurred other than due to the failure of the Acquiror (in the event the Acquiror seeks to terminate this Agreement) or other than due to the failure of the Company or any Shareholder (in the case the Company seeks to terminate this Agreement) 60 days after the final mailing of the Acquiror Proxy to the stockholders of the Acquiror (or such later date as the parties may agree upon, the "Outside Date");

            11.1.4. by either the Acquiror or the Company, if there shall have been entered a final, nonappealable order or injunction of any Governmental Authority restraining or prohibiting the consummation of the transactions contemplated hereby;

            11.1.5. by the Acquiror, if, prior to the Closing Date, the Company or any Shareholder is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Acquiror claiming such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.5 shall not be available to the Acquiror if the Acquiror is in material breach of this Agreement at the time notice of termination is delivered;

            11.1.6. by the Company, if, prior to the Closing Date, the Acquiror is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Company claiming such breach or, if such breach is not curable within such 10 day period, such longer period of time as is necessary to cure such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.6 shall not be available to the Company if the Company or any Shareholder is in material breach of this Agreement at the time notice of termination is delivered; or

            11.1.7. by the Acquiror, if, prior to the Closing Date, the Acquiror Board approves any merger, liquidation, recapitalization, consolidation or other business combination involving the Acquiror or the Acquiror Subsidiaries or any capital stock or any material portion of the assets of the Acquiror or any Acquiror Subsidiary, or any combination of the foregoing (an "Acquisition Transaction"); provided that a majority of the members of the Acquiror Board have determined in good faith and on reasonable basis, after consultation with outside counsel and advisors, that (i) such Acquisition Transaction is more favorable from a financial point of view to the Acquiror's stockholders than the transactions contemplated by this Agreement and (ii) failure to take such action would constitute a breach of the fiduciary duties of the Acquiror Board under applicable Law.

      11.2. Effect of Termination. Each party's right of termination under
Section 11.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 5.12, 6.11, 11.2, and 13 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by another party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of another party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                   SECTION XII
                            INDEMNIFICATION; REMEDIES

      12.1. Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing and expire thirty (30) days from the date on which the audited financial statements of the Acquiror for its fiscal year ended December 31, 2004 shall have been filed as part of the Acquiror's Annual Report on Form 10-K, but in no event earlier than April 30, 2005 (the "Survival Period"). The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

      12.2. Indemnification by the Company.

            12.2.1. From and after the Closing until (a) the expiration of the Survival Period, or (b) with respect to a specific claim made by the Acquiror against the Company prior to the expiration of the Survival Period, until a court of competent jurisdiction renders a final unappealable decision (or appeals of a decision are not taken within the time period permitted for filing same) (the "Claims Period"), the Company shall indemnify and hold harmless the Acquiror from and against any liabilities, loss, claims, damages (excluding consequential, punitive and other similar damages), fines, penalties, expenses (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value (collectively, "Damages") arising, directly or indirectly, from or in connection with:

                  (a) any breach of any representation or warranty made by the Company in this Agreement or in any certificate delivered by the Company pursuant to this Agreement;

                  (b) any breach by the Company of its covenants or obligations in this Agreement; or

                  (c) any breach by the Acquiror of any covenants or obligations in this Agreement required to be performed by the Acquiror from and after the Closing Date, including, without limitation, the covenants set forth in Sections 8.6 and 8.7.

            12.2.2. The amount of any and all Damages suffered by the Acquiror shall be recovered by the return to the Acquiror of a specified number of Acquiror Shares by the Shareholders (the "Returned Shares"), the amount of which shall be determined in accordance with Section 12.4 below. All Returned Shares shall be retired.

            12.2.3. Any claims of the Acquiror pursuant to this Section 12.2 may be brought on behalf of the Acquiror by those Persons who were stockholders of the Acquiror immediately prior to the Closing.

      12.3. Indemnification by the Acquiror.

            12.3.1. From and after the Closing until the expiration of the Claims Period, the Acquiror shall indemnify and hold harmless the Company and the Shareholders (collectively, the "Company Indemnified Parties"), from and against any Damages arising, directly or indirectly, from or in connection with:

                  (a) any breach of any representation or warranty made by the Acquiror in this Agreement or in any certificate delivered by the Acquiror pursuant to this Agreement; or

                  (b) any breach by the Acquiror of any covenant or obligation of the Acquiror in this Agreement required to be performed by the Acquiror on or prior to the Closing Date.

            12.3.2. The amount of any and all Damages suffered by a Company Indemnified Party shall be recovered by the issuance to the Shareholders of a specified number of additional shares of Acquiror Common Stock (the "Additional Shares"), the amount of which shall be determined in accordance with Section
12.5 below.

      12.4. Return of Returned Shares. The number of Returned Shares to be returned by the Shareholders to the Acquiror and retired pursuant to Section
12.2 shall be equal to the aggregate amount of the Damages suffered by the Acquiror, divided by the Market Price of the Acquiror's Common Stock on the date that such amount of Damages is finally determined by arbitration or pursuant to a binding settlement agreement among the stockholders of the Acquiror other than the Shareholders and the Company Indemnified Parties. The Returned Shares shall be returned by each Shareholder on a pro rata basis, as determined by such Shareholder's pro rata share of the Acquiror Shares issuable at Closing as set forth in Exhibit A.

      12.5. Issuance of Additional Shares. The number of Additional Shares to be issued to the Shareholders pursuant to Section 12.3 shall be equal to the aggregate amount of the Damages suffered by the Company Indemnified Parties, divided by the Market Price of the Acquiror's Common Stock on the date that such amount of Damages is determined by arbitration or pursuant to a binding settlement agreement among the stockholders of the Acquiror other than the Shareholders and the Company Indemnified Parties. The Additional Shares shall be issued to each Shareholder on a pro rata basis, as determined by such Shareholder's pro rata share of the Acquiror Shares issuable at Closing as set forth in Exhibit A.

      12.6. Limitations on Amount - the Shareholders. The Acquiror shall not be entitled to indemnification pursuant to Section 12.2, unless and until the aggregate amount of Damages to the Acquiror with respect to such matters under
Section 12.2.1 exceeds $250,000, at which time, subject to the following cap on the maximum number of Returned Shares to be returned to the Acquiror, the Acquiror shall be entitled to indemnification for the total amount of such Damages. The aggregate number of Returned Shares to be returned to the Acquiror shall not exceed 27,482,147 adjusted for any stock split, reverse stock split, stock dividend, reclassification, recapitalization, merger or consolidation or like capital adjustment affecting the Acquiror Common Stock. The Acquiror and the Shareholders agree that 27,482,147 shares of the Acquiror Common Stock issuable to Shareholders pursuant to this Agreement shall be held in escrow pursuant to Section 12.2 for a period of one year following Closing Date, copy of said Escrow Agreement is included herein as Schedule 12.6.

      12.7. Limitations on Amount - the Acquiror. No Company Indemnified Party shall be entitled to indemnification pursuant to Section 12.3, unless and until the aggregate amount of Damages to all Company Indemnified Parties with respect to such matters under Section 12.3.1 exceeds $250,000, at which time, subject to the following cap on the maximum number of Additional Shares issuable, the Company Indemnified Parties shall be entitled to indemnification for the total amount of such Damages. The Shareholders shall not be issued more than 15,782,000 Additional Shares in the aggregate, adjusted for any stock split, reverse stock split, stock dividend, reclassification, recapitalization, merger or consolidation or like capital adjustment affecting the Acquiror Common Stock.

      12.8. Determining Damages. Materiality qualifications to the representations and warranties of the Company and the Acquiror shall not be taken into account in determining the amount of Damages occasioned by a breach of any such representation and warranty for purposes of determining whether the baskets set forth in Sections 12.6 and 12.7 have been met.

      12.9. Breach by Shareholders. Nothing in this Section 12 shall limit the Acquiror's right to pursue any appropriate legal or equitable remedy against any Shareholder with respect to any Damages arising, directly or indirectly, from or in connection with: (a) any breach by such Shareholder of any representation or warranty made by such Shareholder in this Agreement or in any certificate delivered by such Shareholder pursuant to this Agreement or (b) any breach by such Shareholder of its covenants or obligations in this Agreement. All claims of the Acquiror pursuant to this Section 12.9 may be brought on behalf of the Acquiror by those Persons who were stockholders of the Acquiror immediately prior to the Closing.

                                  SECTION XIII
                               GENERAL PROVISIONS

      13.1. Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

      13.2. Public Announcements. The Acquiror shall promptly, but no later than three days following the effective date of this Agreement, issue a press release disclosing the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, the Company and the Acquiror shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other party.

      13.3. Confidentiality.

            13.3.1. Each Shareholder, the Company and Acquiror (in such capacity, the "Receiving Parties") shall use the confidential information of each other party (in such capacity, the "Disclosing Parties") solely for the purpose of evaluating and consummating the transactions contemplated hereby, and that such confidential information shall be kept confidential and the Receiving Parties shall not disclose such confidential information of the Disclosing Parties in any manner whatsoever; provided, however, that (i) a Receiving Party may make any disclosure of confidential information to which the Disclosing Party gives its prior written consent, and (ii) the Acquiror may disclose such information as is provided to it in writing for inclusion in the Acquiror Proxy. Without limitation, the Receiving Parties shall maintain the confidential information of the Disclosing Parties in confidence and limit its use to the purposes contemplated by this agreement using at least the same degree of care as it employs in maintaining as secret its own trade secret, proprietary and confidential information, but always at least a reasonable degree of care.

            13.3.2. As used in this Section 13.3, "confidential information" shall be deemed to include all any and all nonpublic information (in whatever form) disclosed, or made available, to the Receiving Party by or on behalf of the Disclosing Party with respect to the Disclosing Party, its Affiliates or its or their respective business, clients or potential clients, including, but not limited to, financial statements and financial information, marketing plans, technology, customer lists, the status of ongoing deals, deal pitches and business forecasts. Notwithstanding the foregoing, the term "confidential information" does not include information which (i) is or becomes generally available to the public other than as a result of a breach of this Agreement,
(ii) was within the possession of the Receiving Party prior to its being furnished to Receiving Party by or on behalf of the Disclosing Party, provided that the source of such information was reasonably believed by the Receiving Party not to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Disclosing Party or any other party with respect to such information or (iii) is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of their respective representatives, provided that such source was reasonably believed by the Receiving Party not to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Disclosing Party or any other party with respect to such information.

      13.4. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made if: (i) sent by registered or certified mail, return receipt requested, postage prepaid; (ii) hand delivered; or (iii) sent by prepaid overnight carrier, with a record of receipt, in each case to each of the parties at the address(es) set forth for such party below (or at such other address(es) as shall be designated by such party by notice to each other party):

            (i)   If to the Company:

                  Phantom Fiber Corporation
                  144 Front Street, Suite 580
                  Toronto, Ontario M5J 2L7
                  CANADA
                  Attn: Jeff Halloran, President

            (ii)  If to Acquiror:
                  Pivotal Self-Service Technologies Inc.
                  13980 Jane Street
                  King City, Ontario L7B 1A3
                  CANADA
                  Attention: John G. Simmonds, Chairman and CEO

                  with a copy to:
                  Kramer Levin Naftalis & Frankel LLP
                  919 Third Avenue
                  New York, New York 10022
                  USA
                  Attention: Scott S. Rosenblum, Esq.

            (ii) If to any Shareholder, to the address set forth on the counterpart signature page hereto of for such Shareholder.

      13.5. Arbitration. Any dispute or controversy under this Agreement shall be settled exclusively by arbitration in the City of New York, County of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration award in any court having jurisdiction.

      13.6. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

      13.7. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

      13.8. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including the letter of intent between the Acquiror and the Company, dated February 4, 2004) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

      13.9. Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. Except as set forth in [Section 8.6 and Section 12.3,] nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

      13.10. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      13.11. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

      13.12. Governing Law. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

      13.13. Shareholder Representative.

            13.13.1. The Acquiror shall be entitled to deal exclusively with Jeff Halloran (the "Shareholder Representative") as the sole and exclusive representative and agent of all of the Shareholders in respect of all matters arising under or pertaining to this Agreement, unless and until the Acquiror receives notice to the contrary as provided in Section 13.13.2 below. Without limiting the foregoing, (a) any amounts payable under this Agreement by the Acquiror to any Shareholder may be paid to the Shareholder Representative for the account of such Shareholder; (b) any notice, communication, demand, claim, action or proceeding required or permitted hereunder may be delivered by the Acquiror to, or brought by the Acquiror against, the Shareholder Representative in its capacity as agent and representative of the Shareholders with the same effect, and which shall be binding to the same degree, as if delivered to, or brought against, the Shareholder individually; (c) any settlement or other agreement of the Acquiror with the Shareholder in its capacity as agent and representative of the Shareholders in respect of all matters arising under or pertaining to this Agreement shall have the same effect, and be binding upon, the Shareholders to the same degree as if made with the Shareholders individually; and (d) except as provided in Section 13.13.2, the Acquiror shall not be required to recognize or respond to, and shall not be bound by, any notice, communication, demand, claim, action or proceeding delivered to or brought against the Acquiror by any Shareholder in respect of all matters arising under or pertaining to this Agreement except through the Shareholder Representative in its capacity as agent and representative of the Shareholders.

            13.13.2. The Shareholders by notice in writing to the Acquiror signed by all the Shareholders or their legal representative may designate another single Person to act as representative and agent of the Shareholders as provided in Section 13.13.1 above.

      13.14. Termination of Shareholder Agreement. The Shareholders and the Company hereby agree that the Shareholder Agreement a copy of which is included herein as Schedule 13.14 shall terminate and be of no further force and effect immediately prior to the Closing.

      13.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                           COUNTERPART SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

                                  Acquiror:


                                  PIVOTAL SELF-SERVICE TECHNOLOGIES INC.

                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  Company:


                                  PHANTOM FIBER CORPORATION

                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                           COUNTERPART SIGNATURE PAGE
                    (FOR ISSUANCES PURSUANT TO REGULATION S)

      IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

                                        By signing below, I represent that I am
                                        not a U.S. person.

                                        [ENTITY]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

OFFSHORE DELIVERY INSTRUCTIONS:


------------------------------------------
   PRINT EXACT NAME IN WHICH YOU WANT
    THE SECURITIES TO BE REGISTERED

Attn:
             --------------------------------------

Address:
             --------------------------------------


             --------------------------------------


             --------------------------------------

Phone No.
             --------------------------------------

Facsimile No.
             --------------------------------------

                           COUNTERPART SIGNATURE PAGE

                    (FOR ISSUANCES PURSUANT TO SECTION 4(2))

      IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

                                      By signing below, I represent that I am
                                      not a U.S. person.

                                      [ENTITY]


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

Circle the category under which you are an "accredited investor" pursuant to Exhibit B:

1        2        3        4        5       6        7        8


------------------------------------------
   PRINT EXACT NAME IN WHICH YOU WANT
     THE SECURITIES TO BE REGISTERED

Attn:
             --------------------------------------

Address:
             --------------------------------------


             --------------------------------------


             --------------------------------------

Phone No.
             --------------------------------------

Facsimile No.
             --------------------------------------

                                    EXHIBIT A

                         SHARES, COMPANY DEBENTURES AND
                         ACQUIROR SHARES TO BE EXCHANGED


Total Shares to be delivered by the Shareholders to Acquiror:           24,983,770

Total Company Debentures to be delivered by the Shareholders to          1,200,000
Acquiror (in Canadian Dollars principal amount):

Total Acquiror Shares to be delivered by the Acquiror to the           167,410,735
Shareholders:

Total Warrants to be delivered by the Acquiror to the Shareholders:     15,000,000



                                  Number of            Number of
                                 Shares Owned            Shares         Percentage of
                                or issuable upon      issuable upon     Total Shares      Pro Rata
                                  conversion of       conversion of     Owned on aws-     Share of
  Name and Address of Each      Preferred Shares        Company          converted         Acquiror     Share of
       Shareholder                    owned            Debentures          basis            Shares      Warrants
----------------------------   -----------------     --------------     --------------    ---------     --------



                                    EXHIBIT B

                       Definition of "Accredited Investor"

The term "accredited investor" means:

(1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in
      Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(3) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(4)   A director or executive officer of the Acquiror.

(5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

(6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(7) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

(8) An entity in which all of the equity owners are accredited investors. (If this alternative is relied upon, the Shareholder must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

                                    EXHIBIT C

                           Definition of "U.S. Person"

(1) "U.S. person" (as defined in Regulation S) means:

      (i)   Any natural person resident in the United States;

      (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

      (iii) Any estate of which any executor or administrator is a U.S. person;

      (iv)  Any trust of which any trustee is a U.S. person;

      (v)   Any agency or branch of a foreign entity located in the United
            States;

      (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

      (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

      (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2) Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

(3) Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

      (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

      (ii) The estate is governed by foreign law.

(4) Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(5) Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(6) Notwithstanding paragraph (1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

      (i) The agency or branch operates for valid business reasons; and

      (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                                    EXHIBIT D

                       ACCREDITED INVESTOR REPRESENTATIONS

Each Shareholder indicating that it is an Accredited Investor, severally and not jointly, further represents and warrants to the Acquiror as follows:

1. Such Shareholder qualifies as an Accredited Investor on the basis set forth on its signature page to this Agreement.

2. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

3. Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

4. Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

5. Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

6. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

7. Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

8. Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

9. Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not with a view to distribution or resale to others.

10. Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

11. Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

12. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.3.1.

13. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

14. Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

15. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.

                                    EXHIBIT E

                         NON-U.S. PERSON REPRESENTATIONS

Each Shareholder indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Acquiror as follows:

1. At the time of (a) the offer by the Acquiror and (b) the acceptance of the offer by such Shareholder, of the Acquiror Shares, such Shareholder was outside the United States.

2. No offer to acquire the Acquiror Shares or otherwise to participate in the transactions contemplated by this Agreement was made to such Shareholder or its representatives inside the United States.

3. Such Shareholder is not purchasing the Acquiror Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

4. Such Shareholder will make all subsequent offers and sales of the Acquiror Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Acquiror Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the "Distribution Compliance Period"), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

5. Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

6. Such Shareholder has no present plan or intention to sell the Acquiror Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Acquiror Shares and is not acting as a Distributor of such securities.

7. Neither such Shareholder, its Affiliates nor any Person acting on such Shareholder's behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Acquiror Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

8. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.3.2.

9. Such Shareholder is not acquiring the Acquiror Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

11. Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

12. Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

13. Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

14. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

15. Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

16. Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

17. Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

18. Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

19. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

20. Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

21. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.

                                   Appendix E

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                             WIRELESS VENTURES, INC.

                     Pursuant to Sections 242 and 245 of the
                             General Corporation Law
                            of the State of Delaware


      Wireless Ventures, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

      1. That the name of the Corporation is Wireless Ventures, Inc.

      2. That the Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on the 25th day of February, 2000 under the name of eieihome.com Inc.

      3. That this Amended and Restated Certificate of Incorporation restates and amends the Certificate of Incorporation of this Corporation, as amended to date.

      4. That the text of the Certificate of Incorporation is hereby restated and amended to read in its entirety as follows:

      FIRST. The name of the Corporation is Pivotal Self-Service Technologies
Inc.

      SECOND. The address of its registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company.

      THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the "DGCL").

      FOURTH. The total number of shares of stock which the Corporation is authorized to issue is 150,000,000 shares of Common Stock, par value $.001 per share and 2,000 shares of Preferred Stock, par value $.001 per share.

      The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL. The Board of Directors is authorized to define the terms of the Preferred

Stock and to increase or decrease the number of authorized shares of Preferred Stock by the affirmative vote of a majority of the Board of Directors of the Corporation.

      FIFTH. Except as required in the By-Laws, no election of Directors need be by written ballot.

      SIXTH. The Board of Directors shall have the power to make, alter, or repeal By-Laws subject to the power of the stockholders to alter or repeal the By-Laws made or altered by the Board of Directors.

      SEVENTH. The personal liability of the Directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph
(7) of subsection (b) of ss. 102 of the DGCL. If the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a Director, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

      EIGHTH. The Corporation, to the fullest extent permitted by the provisions of ss. 145 of the DGCL, as the same may be amended and supplemented, shall indemnify each person who is or was an officer or Director of the Corporation and may indemnify any and all other persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      NINTH. The Corporation may purchase and maintain insurance , at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

      TENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation and all rights conferred upon stockholders herein are granted subject to this reservation.

      5. This Amended and Restated Certificate of Incorporation was declared advisable by the Board of Directors of the Corporation and was duly adopted by the Board of Directors in accordance with the provisions of Sections 242 and 245 of the DGCL and it was duly adopted by a majority of the stockholders entitled to vote thereon in accordance with the provisions of Section 228 of the DGCL and written notice was given to the stockholders in accordance with the provisions of subsection (e) of such section of the DGCL.

      IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by an Authorized Person on this 2nd day of October, 2001.



                                          Wireless Ventures, Inc.



                                          By /s/ Gary Hokkanen
                                             ---------------------------------
                                             NAME:  Gary Hokkanen
                                             TITLE: Secretary

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.

                         Annual Meeting of Stockholders

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


      The undersigned hereby appoints Brian Usher-Jones and John Simmonds, or if only one is present, then that individual, with full power of substitution, to vote all shares PIVOTAL SELF-SERVICE TECHNOLOGIES INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Company's Stockholders to be held at 144 Front Street West, Suite 580, Toronto, Ontario, Canada, on the 28th day of June, 2004, at 10:00 a.m. Toronto time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. REELECTION OF DIRECTORS: To elect the nominees for director below to take office for a term of one year or until the Closing, if earlier, of the proposed acquisition of Phantom Fiber Corporation;

      FOR all nominees listed below               WITHHOLD AUTHORITY
      (except as marked to the contrary below)    to vote for all nominees
                                                  listed below

      (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

      John Simmonds                 Brian Usher-Jones

2. ELECTION OF TARGET NOMINEE DIRECTORS: To elect the Target Nominees for director below to take office if and when the Closing occurs for the proposed acquisition of Phantom Fiber Corporation, and to serve until the annual meeting in 2005 and until their successors are duly qualified;

      FOR all nominees listed below               WITHHOLD AUTHORITY
      (except as marked to the contrary below)    to vote for all nominees
                                                  listed below

      (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

      Jeffrey Halloran              Gordon Fowler
      Graham Simmonds               Stephen Gesner

3. APPROVAL OF ACQUISITION: To ratify the Share Exchange Agreement and approve the transactions contemplated thereby;

            FOR            AGAINST              ABSTAIN

4. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION: To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Phantom Fiber Corporation and to increase the authorized number of shares of Common Stock from 150,000,000 to 400,000,000;

            FOR            AGAINST             ABSTAIN

          (Continued and to be dated and signed on the other side.)

5. APPROVAL OF AMENDMENTS TO 2000 STOCK OPTION PLAN: To approve the proposed amendment to the 2000 Stock Option Plan;

            FOR            AGAINST             ABSTAIN

6. APPROVAL OF AUDITORS: To ratify and approve the appointment of Mintz & Partners LLP as independent public auditors for the fiscal year ending December 31, 2004;

            FOR            AGAINST            ABSTAIN

and in their discretion, upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND TARGET NOMINEES LISTED IN PROPOSALS 1 AND 2, FOR PROPOSALS 3, 4 AND 5 AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

      PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

      Receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.


                                    Dated: _____________________________, 2004



                                    -------------------------------------------
                                               (Name of Stockholder)




                                    -------------------------------------------
                                               (Signature of Stockholder)

                                    Please sign exactly as your name(s)
                                    appear(s) on your stock certificate. If
                                    signing as attorney, executor,
                                    administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.